ALLIANCEBERNSTEIN RETIREMENT STRATEGIES

>     AllianceBernstein 2000 Retirement Strategy
      (Class A-LTAAX; Class B-LTABX; Class C-LTACX; Class R-LTARX; Class K-LTAKX; Class I-LTAIX; Advisor Class-LTAVX)

>     AllianceBernstein 2005 Retirement Strategy
      (Class A-LTBAX; Class B-LTCBX; Class C-LTSCX; Class R-LTBRX;
       Class K-LTBKX; Class I-LTBIX; Advisor Class-LTBVX)

>     AllianceBernstein 2010 Retirement Strategy
      (Class A-LTDAX; Class B-LTDBX; Class C-LTDCX; Class R-LTDRX; Class K-LTDKX; Class I-LTDIX; Advisor Class-LTDVX)

>     AllianceBernstein 2015 Retirement Strategy
      (Class A-LTEAX; Class B-LTGBX; Class C-LTECX; Class R-LTERX; Class K-LTEKX; Class I-LTEIX; Advisor Class-LTEVX)

>     AllianceBernstein 2020 Retirement Strategy
      (Class A-LTHAX; Class B-LTHBX; Class C-LTHCX; Class R-LTHRX; Class K-LTHKX; Class I-LTHIX; Advisor Class-LTHVX)

>     AllianceBernstein 2025 Retirement Strategy
      (Class A-LTIAX; Class B-LTIBX; Class C-LTICX; Class R-LTJRX; Class K-LTJKX; Class I-LTJIX; Advisor Class-LTIVX)

>     AllianceBernstein 2030 Retirement Strategy
      (Class A-LTJAX; Class B-LTJBX; Class C-LTJCX; Class R-LTKRX; Class K-LTKKX; Class I-LTKIX; Advisor Class-LTJVX)

>     AllianceBernstein 2035 Retirement Strategy
      (Class A-LTKAX; Class B-LTKBX; Class C-LTKCX; Class R-LTLRX; Class K-LTLKX; Class I-LTLIX; Advisor Class-LTKVX)

>     AllianceBernstein 2040 Retirement Strategy
      (Class A-LTLAX; Class B-LTLBX; Class C-LTLCX; Class R-LTSRX; Class K-LTSKX; Class I-LTSIX; Advisor Class-LTLVX)

>     AllianceBernstein 2045 Retirement Strategy
      (Class A-LTPAX; Class B-LTPBX; Class C-LTPCX; Class R-LTPRX; Class K-LTPKX; Class I-LTPIX; Advisor Class-LTPVX)

>     AllianceBernstein 2050 Retirement Strategy
      (Class A-LTQAX; Class B-LTQBX; Class C-LTQCX; Class R-LTQRX; Class K-LTQKX; Class I-LTQIX; Advisor Class-LTQVX)

>     AllianceBernstein 2055 Retirement Strategy
      (Class A-LTWAX; Class B-LTWBX; Class C-LTWCX; Class R-LTWRX; Class K-LTWKX; Class I-LTWIX; Advisor Class-LTWVX)


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                 c/o AllianceBernstein Investor Services, Inc.
                 P.O. Box 786003, San Antonio, Texas 78278-6003
                            Toll Free (800) 221-5672
                    For Literature: Toll Free (800) 227-4618

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                      STATEMENT OF ADDITIONAL INFORMATION
                               December 31, 2013

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            This Statement of Additional Information ("SAI") is not a prospectus, but supplements and should be read in conjunction with the current prospectus, dated December 31, 2013, of the AllianceBernstein Retirement Strategies of the AllianceBernstein(R) Blended Style Series, Inc. (the "Company") that offers the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares of the AllianceBernstein 2000 Retirement Strategy, AllianceBernstein 2005 Retirement Strategy, AllianceBernstein 2010 Retirement Strategy, AllianceBernstein 2015 Retirement Strategy, AllianceBernstein 2020 Retirement Strategy, AllianceBernstein 2025 Retirement Strategy, AllianceBernstein 2030 Retirement Strategy, AllianceBernstein 2035 Retirement Strategy, AllianceBernstein 2040 Retirement Strategy, AllianceBernstein 2045 Retirement Strategy, AllianceBernstein 2050 Retirement Strategy and AllianceBernstein 2055 Retirement Strategy (each a "Strategy" and together, the "Strategies") (the "Prospectus"). Financial Statements for the year ended August 31, 2013 are included in the annual report to shareholders and are incorporated into this SAI by reference. Copies of the Prospectus and the annual report may be obtained by contacting AllianceBernstein Investor Services, Inc. ("ABIS") at the address or the "For Literature" telephone number shown above or on the Internet at www.AllianceBernstein.com.

                               TABLE OF CONTENTS
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                                                                            PAGE
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INFORMATION ABOUT THE STRATEGIES AND THEIR INVESTMENTS.......................1
INVESTMENT RESTRICTIONS.....................................................43
MANAGEMENT OF THE STRATEGIES................................................44
EXPENSES OF THE STRATEGIES..................................................67
PURCHASE OF SHARES..........................................................84
REDEMPTION AND REPURCHASE OF SHARES........................................110
SHAREHOLDER SERVICES.......................................................112
NET ASSET VALUE............................................................115
DIVIDENDS, DISTRIBUTIONS AND TAXES.........................................119
PORTFOLIO TRANSACTIONS.....................................................125
GENERAL INFORMATION........................................................129
FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT
   REGISTERED PUBLIC ACCOUNTING FIRM.......................................174
APPENDIX A: STATEMENT OF POLICIES AND PROCEDURES
   FOR PROXY VOTING........................................................A-1

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AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

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             INFORMATION ABOUT THE STRATEGIES AND THEIR INVESTMENTS

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Introduction to the Strategies
------------------------------

            Each Strategy is a series of the Company. The Company is an open-end investment company.

            Except as otherwise indicated, the investment objective and policies of the Strategies are not "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), and may, therefore, be changed by the Board of Directors of the Company (the "Board") without a shareholder vote. However, the Strategies will not change their investment objectives without at least 60 days' prior written notice to their shareholders. Whenever any investment policy or restriction states a minimum or maximum percentage of a Strategy's assets that may be invested in any security or other asset, it is intended that such minimum or maximum percentage limitation be determined immediately after and as a result of the Strategy's acquisition of such security or other asset. Accordingly, any later increase or decrease in percentage beyond the specified limitations resulting from a change in value or net assets will not be considered a violation of such percentage limitation.

            There is no guarantee that a Strategy will achieve its investment objective. Each Strategy pursues its objective through investing in the various series of The AllianceBernstein Pooling Portfolios (the "Underlying Fund") that represent a variety of asset classes and investment styles. The series of the Underlying Fund are AllianceBernstein U.S. Value Portfolio, AllianceBernstein U.S. Large Cap Growth Portfolio, AllianceBernstein Real Asset Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Short Duration Bond Portfolio, AllianceBernstein Global Core Bond Portfolio, AllianceBernstein Bond Inflation-Protection Portfolio, AllianceBernstein High-Yield Portfolio, AllianceBernstein Small-Mid Cap Value Portfolio, AllianceBernstein Small-Mid Cap Growth Portfolio, AllianceBernstein Multi-Asset Real Asset Portfolio and AllianceBernstein Volatility Management Portfolio (each, an "Underlying Portfolio" and together the "Underlying Portfolios"). AllianceBernstein L.P. (the "Adviser") is the investment adviser for the Strategies and for the Underlying Fund.

Additional Investment Policies and Practices
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            The following investment policies and restrictions supplement the information set forth in the Prospectus.

            Investments in Investment Companies. Each of the Strategies invests in shares of one or more Underlying Portfolios advised by the Adviser that, in turn, invest directly in portfolio securities. Investing in shares of the Underlying Portfolios involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses similar to those borne directly by the Strategies, including other operating expenses.

Underlying Portfolios
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            The following investment practices, policies and restrictions of the Underlying Portfolios supplement and should be read in conjunction with the information set forth in the Prospectus and SAI of the Underlying Portfolios dated December 31, 2013, which is available upon request by contacting the Adviser by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone (800-227-4618).

Convertible Securities
----------------------

            Convertible securities include bonds, debentures, corporate notes and preferred stocks that are convertible at a stated exchange rate into shares of the underlying common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investors to benefit from increases in the market price of the underlying common stock.

            When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure. They are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

Depositary Receipts
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            The Underlying Portfolios may invest in depositary receipts. American Depositary Receipts ("ADRs") are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or non-U.S. company. Transactions in these securities may not necessarily be settled in the same currency as transactions in the securities into which they represent. In addition, the issuers of the securities of unsponsored depositary receipts are not obligated to disclose material information in the United States. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets; EDRs, in bearer form, are designed for use in European securities markets; and GDRs, in bearer form, are designed for use in two or more securities markets, such as Europe and Asia.

Derivatives
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            The Underlying Portfolios may, but are not required to, use derivatives for hedging or other risk management purposes or as part of their investment practices. Derivatives are financial contracts whose value depend on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices.

            There are four principal types of derivatives - options, futures, forwards and swaps. These principal types of derivative instruments, as well as the methods in which they may be used by an Underlying Portfolio are described below. Derivatives include listed and cleared transactions where an Underlying Portfolio's derivative trade counterparty is an exchange or clearinghouse and non-cleared bilateral "over-the-counter" ("OTC") transactions, where the Underlying Portfolio's derivative trade counterparty is a financial institution. Exchange-traded or cleared derivatives transactions tend to be more liquid and subject to less counterparty credit risk than those that are privately negotiated. The Underlying Portfolios may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.

            Forward Contracts. A forward contract is a customized, privately-negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or other tangible asset underlying the forward contract to an agreed-upon location at a future date (rather than settled by cash) or will be rolled forward into a new forward contract. Non-deliverable forwards ("NDFs") specify a cash payment upon maturity.

            Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or canceled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

            Options. An option, which may be standardized and exchange-traded or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call") or sell (a "put") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

            Swaps. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon, or calculated by, reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with an Underlying Portfolio receiving or paying, as the case may be, only the net amount of the two payments). Generally, the notional principal amount is used solely to calculate the payment streams but is not exchanged. Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants ("FCMs") that are members of central clearinghouses with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Funds post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member FCMs. Central clearing is expected to reduce counterparty credit risks and increase liquidity, but central clearing does not make swap transactions risk free. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on Commodity Futures Trading Commission ("CFTC") approval of contracts for central clearing. Bilateral swap agreements are two-party contracts entered into primarily by institutional investors and are not cleared through a third party.

            Risks of Derivatives and Other Regulatory Issues. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives.

            -- Market Risk. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to an Underlying Portfolio's interest.

            -- Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to an Underlying Portfolio's investment portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

            -- Credit Risk. This is the risk that a loss may be sustained by an Underlying Portfolio as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for derivatives traded on an exchange or through a clearinghouse is generally less than for uncleared OTC derivatives, since the exchange or clearinghouse, which is the issuer or counterparty to each derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk. For uncleared OTC derivatives, there is no similar clearing agency guarantee. Therefore, the Underlying Portfolios consider the creditworthiness of each counterparty to an uncleared OTC derivative in evaluating potential credit risk.

            -- Counterparty Risk. The value of an OTC derivative will depend on the ability and willingness of an Underlying Portfolio's counterparty to perform its obligations under the transaction. If the counterparty defaults, the Underlying Portfolio will have contractual remedies but may choose not to enforce them to avoid the cost and unpredictability of legal proceedings. In addition, if a counterparty fails to meet its contractual obligations, the Underlying Portfolio could miss investment opportunities or otherwise be required to retain investments it would prefer to sell, resulting in losses for the Underlying Portfolio. Participants in OTC derivatives markets generally are not subject to the same level of credit evaluation and regulatory oversight as are exchanges or clearinghouses. As a result, OTC derivatives generally expose an Underlying Portfolio to greater counterparty risk than derivatives traded on an exchange or through a clearinghouse.

            New regulations affecting derivatives transactions now, or will soon, require certain standardized derivatives, including many types of swaps, to be subject to mandatory central clearing. Under these new requirements, a central clearing organization will be substituted as the counterparty to each side of the derivatives transaction. Each party to derivatives transactions will be required to maintain its positions with a clearing organization through one or more clearing brokers. Central clearing is expected to reduce, but not eliminate, counterparty risk. An Underlying Portfolio will be subject to the risk that its clearing member or clearing organization will itself be unable to perform its obligations.

            -- Liquidity Risk. Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately-negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

            -- Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

            -- Regulatory Risk. The U.S. Government is in the process of adopting and implementing additional regulations governing derivatives markets, including clearing as discussed above, margin, reporting and registration requirements. While the full extent and cost of these regulations is currently unclear, these regulations could, among other things, restrict an Underlying Portfolio's ability to engage in derivatives transactions and/or increase the cost of such derivatives transactions (through increased margin or capital requirements). In addition, Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions new or more stringent daily price fluctuation limits for futures and options transactions, and increased margin requirements for various types of futures transactions. These regulations and actions may adversely affect the instruments in which an Underlying Portfolio invests and its ability to execute its investment strategy.

            -- Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately-negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to an Underlying Portfolio. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, an Underlying Portfolio's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Underlying Portfolio's investment objective.

            Other. An Underlying Portfolio may purchase and sell derivative instruments only to the extent that such activities are consistent with the requirements of the Commodity Exchange Act ("CEA"), and the rules adopted by the CFTC thereunder. Under CFTC rules, a registered investment company that conducts more than a certain amount of trading in futures, commodity options, swaps and other commodity interests is a commodity pool and its adviser must register as a commodity pool operator ("CPO"). Under such rules, registered investment companies are subject to additional registration and reporting requirements. The Adviser and the Strategies have claimed an exclusion from the definition of CPO under CFTC Rule 4.5 under the CEA with respect to the Strategies and the Underlying Portfolios, except the Multi-Asset Real Return Underlying Portfolio, and are not currently subject to these registration and reporting requirements under the CEA. The trading exemption in Rule 4.5 is not available to the Multi-Asset Real Return Underlying Portfolio and the Adviser has registered as a CPO with respect to that Underlying Portfolio. This registration subjects the Multi-Asset Real Return Underlying Portfolio to certain registration and reporting requirements but, under rules recently adopted by the CFTC, compliance with Securities and Exchange Commission ("SEC") disclosure and filing requirements will, for the most part, constitute compliance with comparable CFTC requirements.

Use of Options, Futures, Forwards and Swaps by the Strategies
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            -- Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by one party to buy, and the other party to sell, a specific amount of a currency for an agreed-upon price at a future date. Forward currency exchange contracts are customized, privately-negotiated agreements designed to satisfy the objectives of each party. A forward currency exchange contract may result in the delivery of the underlying asset upon maturity of the contract in return for the agreed-upon payment. NDFs specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

            An Underlying Portfolio may, for example, enter into forward currency exchange contracts to attempt to minimize the risk to an Underlying Portfolio from adverse changes in the relationship between the U.S. Dollar and other currencies. An Underlying Portfolio may purchase or sell forward currency exchange contracts for hedging purposes similar to those described below in connection with its transactions in foreign currency futures contracts. An Underlying Portfolio may also purchase or sell forward currency exchange contracts for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions".

            If a hedging transaction in forward currency exchange contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the forward currency exchange contract. Nevertheless, by entering into such forward currency exchange contracts, an Underlying Portfolio may be required to forgo all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

            An Underlying Portfolio may also use forward currency exchange contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by an Underlying Portfolio and do not present attractive investment opportunities. For example, an Underlying Portfolio may enter into a foreign currency exchange contract to purchase a currency if the Adviser expects the currency to increase in value. An Underlying Portfolio would recognize a gain if the market value of the currency is more than the contract value of the currency at the time of settlement of the contract. Similarly, an Underlying Portfolio may enter into a foreign currency exchange contract to sell a currency if the Adviser expects the currency to decrease in value. An Underlying Portfolio would recognize a gain if the market value of the currency is less than the contract value of the currency at the time of settlement of the contract.

            The cost of engaging in forward currency exchange contracts varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currencies are usually conducted on a principal basis, no fees or commissions are involved.

            -- Options on Securities. An Underlying Portfolio may write and purchase call and put options on securities. In purchasing an option on securities, an Underlying Portfolio would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise an Underlying Portfolio would experience a loss not greater than the premium paid for the option. Thus, an Underlying Portfolio would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by an Underlying Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to an Underlying Portfolio.

            An Underlying Portfolio may write a put or call option in return for a premium, which is retained by an Underlying Portfolio whether or not the option is exercised. An Underlying Portfolio may write covered or uncovered options. A call option written by an Underlying Portfolio is "covered" if an Underlying Portfolio owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by an Underlying Portfolio is covered if an Underlying Portfolio holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written. Uncovered options or "naked options" are riskier than covered options. For example, if an Underlying Portfolio wrote a naked call option and the price of the underlying security increased, the Underlying Portfolio would have to purchase the underlying security for delivery to the call buyer and sustain a loss equal to the difference between the option price and the price of the security.

            An Underlying Portfolio may also purchase call options to hedge against an increase in the price of securities that the Underlying Portfolio anticipates purchasing in the future. If such increase occurs, the call option will permit the Underlying Portfolio to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Underlying Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Underlying Portfolio and the Underlying Portfolio will suffer a loss on the transaction to the extent of the premium paid.

            An Underlying Portfolio may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Underlying Portfolio to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, the Underlying Portfolio will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

            An Underlying Portfolio may also write combinations of put and call options on the same security, known as "straddles," with the same exercise and expiration date. By writing a straddle, an Underlying Portfolio undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Underlying Portfolio will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

            An Underlying Portfolio may purchase or write options on securities of the types in which they are permitted to invest in privately-negotiated (i.e., over-the-counter) transactions. By writing a call option, an Underlying Portfolio limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, an Underlying Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

            Each Underlying Portfolio will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written in negotiated transactions may be illiquid and it may not be possible for the Underlying Portfolio to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so.

            -- Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

            An Underlying Portfolio may write (sell) call and put options and purchase call and put options on securities indices. If an Underlying Portfolio purchases put options on securities indices to hedge its investments against a decline in the value of portfolio securities, it will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of an Underlying Portfolio's investments does not decline as anticipated, or if the value of the option does not increase, the Underlying Portfolio's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of an Underlying Portfolio's security holdings.

            An Underlying Portfolio may also write put or call options on securities indices to, among other things, earn income. If the value of the chosen index declines below the exercise price of the put option, the Underlying Portfolio has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which it would be required to pay to the buyer of the put option and which may not be offset by the premium it received upon sale of the put option. Similarly, if the value of the index is higher than the exercise price of the call option, the Underlying Portfolio has the risk of loss of the amount of the difference between the exercise price and the closing level of the chosen index, which may not be offset by the premium it received upon sale of the call option. If the decline or increase in the value securities index is significantly below or above the exercise price of the written option, the Underlying Portfolio could experience a substantial loss.

            The purchase of call options on securities indices may be used by an Underlying Portfolio to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Underlying Portfolio holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, an Underlying Portfolio will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when an Underlying Portfolio is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Underlying Portfolio owns.

            -- Other Option Strategies. In an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of its portfolio from a decline in value, sometimes within certain ranges, an Underlying Portfolio may use option strategies such as the concurrent purchase of a call or put option, including on individual securities and stock indices, futures contracts (including on individual securities and stock indices) or shares of exchange-traded funds ("ETFs") at one strike price and the writing of a call or put option on the same individual security, stock index, futures contract or ETF at a higher strike price in the case of a call option or at a lower strike price in the case of a put option. The maximum profit from this strategy would result for the call options from an increase in the value of the individual security, stock index, futures contract or ETF above the higher strike price or for the put options the decline in the value of the individual security, stock index, futures contract or ETF below the lower strike price. If the price of the individual security, stock index, futures contract or ETF declines in the case of the call option or increases in the case of the put option, the Underlying Portfolio has the risk of losing the entire amount paid for the call or put options.

            -- Options on Foreign Currencies. An Underlying Portfolio may purchase and write options on foreign currencies for hedging and non-hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, an Underlying Portfolio may purchase put options on the foreign currency. If the value of the currency does decline, an Underlying Portfolio will have the right to sell such currency for a fixed amount in dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

            Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, an Underlying Portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to an Underlying Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, an Underlying Portfolio could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

            An Underlying Portfolio may write options on foreign currencies for hedging purposes or to increase return. For example, where an Underlying Portfolio anticipates a decline in the dollar value of non-U.S. Dollar-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

            Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, an Underlying Portfolio could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow an Underlying Portfolio to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and an Underlying Portfolio will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, an Underlying Portfolio also may be required to forgo all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

            In addition to using options for the hedging purposes described above, an Underlying Portfolio may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies. An Underlying Portfolio may use options on currency to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by an Underlying Portfolio and do not present attractive investment opportunities. For example, an Underlying Portfolio may purchase call options in anticipation of an increase in the market value of a currency. An Underlying Portfolio would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise, an Underlying Portfolio would realize no gain or a loss on the purchase of the call option. Put options may be purchased by an Underlying Portfolio for the purpose of benefiting from a decline in the value of a currency that an Underlying Portfolio does not own. An Underlying Portfolio would normally realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, an Underlying Portfolio would realize no gain or loss on the purchase of the put option. For additional information on the use of options on foreign currencies for non-hedging purposes, see "Currency Transactions" below.

            Special Risks Associated with Options on Currencies. An exchange-traded options position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although an Underlying Portfolio will generally purchase or sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that an Underlying Portfolio would have to exercise its options in order to realize any profit and would incur transaction costs on the sale of the underlying currency.

            -- Futures Contracts and Options on Futures Contracts. Futures contracts that an Underlying Portfolio may buy and sell may include futures contracts on fixed-income or other securities, and contracts based on interest rates, foreign currencies or financial indices, including any index of U.S. Government securities. An Underlying Portfolio may, for example, purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies.

            Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on an Underlying Portfolio's current or intended investments in fixed-income securities. For example, if an Underlying Portfolio owned long-term bonds and interest rates were expected to increase, that Underlying Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Underlying Portfolio's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows an Underlying Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in an Underlying Portfolio would decline, but the value of that Underlying Portfolio's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value ("NAV") of that Underlying Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, an Underlying Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and that Underlying Portfolio's cash reserves could then be used to buy long-term bonds on the cash market.

            An Underlying Portfolio may purchase and sell foreign currency futures contracts for hedging or risk management purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of non-U.S. Dollar-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. Each Underlying Portfolio may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. If such a decline were to occur, the resulting adverse effect on the value of non-U.S. Dollar-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, an Underlying Portfolio's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

            Conversely, an Underlying Portfolio could protect against a rise in the dollar cost of non-U.S. Dollar-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When an Underlying Portfolio purchases futures contracts under such circumstances, however, and the price in dollars of securities to be acquired instead declines as a result of appreciation of the dollar, an Underlying Portfolio will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

            An Underlying Portfolio may also engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that an Underlying Portfolio may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. Dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the U.S. Dollar.

            An Underlying Portfolio may also use foreign currency futures contracts and options on such contracts for non-hedging purposes. Similar to options on currencies described above, an Underlying Portfolio may use foreign currency futures contracts and options on such contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by an Underlying Portfolio and do not present attractive investment opportunities. The risks associated with foreign currency futures contracts and options on futures are similar to those associated with options on foreign currencies, as described above. For additional information on the use of options on foreign currencies for non-hedging purposes, see "Currency Transactions" below.

            Purchases or sales of stock or bond index futures contracts may be used for hedging purposes to attempt to protect an Underlying Portfolio's current or intended investments from broad fluctuations in stock or bond prices. For example, an Underlying Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of an Underlying Portfolio's portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or in part, by gains on the futures position. When an Underlying Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that an Underlying Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

            Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by an Underlying Portfolio will be traded on U.S. exchanges.

            The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in an Underlying Portfolio's portfolio. If the futures price at expiration of the option is below the exercise price, an Underlying Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in an Underlying Portfolio's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, an Underlying Portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which an Underlying Portfolio intends to purchase. If a put or call option an Underlying Portfolio has written is exercised, an Underlying Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, an Underlying Portfolio's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

            An Underlying Portfolio may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, an Underlying Portfolio could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease were to occur, it may be offset, in whole or in part, by a profit on the option. If the anticipated market decline were not to occur, an Underlying Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by an Underlying Portfolio will increase prior to acquisition due to a market advance or changes in interest or exchange rates, an Underlying Portfolio could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, an Underlying Portfolio will suffer a loss equal to the price of the call, but the securities that an Underlying Portfolio intends to purchase may be less expensive.

            -- Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. An Underlying Portfolio may be either the buyer or seller in the transaction. As a seller, the Underlying Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, the Underlying Portfolio typically must pay the contingent payment to the buyer. The contingent payment will be either (i) the "par value" (full amount) of the reference obligation in which case the Underlying Portfolio will receive the reference obligation in return, or (ii) an amount equal to the difference between the par value and the current market value of the obligation. The value of the reference obligation received by the Underlying Portfolio as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss to the Underlying Portfolio. If the Underlying Portfolio is a buyer and no credit event occurs, the Underlying Portfolio will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

            Credit default swaps may involve greater risks than if the Underlying Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

            -- Currency Swaps. An Underlying Portfolio may enter into currency swaps for hedging purposes in an attempt to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions". Currency swaps involve the exchange by an Underlying Portfolio with another party of a series of payments in specified currencies. Currency swaps may involve the exchange of actual principal amounts of currencies by the counterparties at the initiation and again upon termination of the transaction. Currency swaps may be bilateral and privately negotiated, with the Underlying Portfolio expecting to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps positions. An Underlying Portfolio will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty thereto is rated in the highest short-term rating category of at least one nationally recognized statistical rating organization ("NRSRO") at the time of entering into the transaction.

            -- Swaps: Interest Rate Transactions. An Underlying Portfolio may enter into interest rate swaps, swaption and cap or floor transactions, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities an Underlying Portfolio anticipates purchasing at a later date. Unless there is a counterparty default, the risk of loss to an Underlying Portfolio from interest rate transactions is limited to the net amount of interest payments that the Underlying Portfolio is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Underlying Portfolio's risk of loss consists of the net amount of interest payments that the Underlying Portfolio is contractually entitled to receive.

            Interest rate swaps involve the exchange by an Underlying Portfolio with another party of payments calculated by reference to specified interest rates (e.g., an exchange of floating-rate payments for fixed-rate payments) computed based on a contractually-based principal (or "notional") amount.

            An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium". A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

            Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor.

            Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. An Underlying Portfolio will enter into bilateral swap agreements, including interest rate swaps, swaption, cap or floor transactions only with counterparties who have credit ratings of at least A- (or the equivalent) from any one NRSRO or counterparties with guarantors with debt securities having such a rating. For cleared interest rate swaps, the Adviser will monitor the creditworthiness of each of the central clearing counterparty, clearing broker and executing broker but there will be no prescribed NRSRO rating requirements for these entities.

            -- Inflation (CPI) Swaps. Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swap agreements may be used to protect the NAV of the Underlying Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

            -- Variance and Correlation Swaps. An Underlying Portfolio may enter into variance or correlation swaps in an attempt to hedge equity market risk or adjust exposure to the equity markets. Variance swaps are contracts in which two parties agree to exchange cash payments based on the difference between the stated level of variance and the actual variance realized on an underlying asset or index. Actual "variance" as used here is defined as the sum of the square of the returns on the reference asset or index (which in effect is a measure of its "volatility") over the length of the contract term. The parties to a variance swap can be said to exchange actual volatility for a contractually stated rate of volatility. Correlation swaps are contracts in which two parties agree to exchange cash payments based on the differences between the stated and the actual correlation realized on the underlying equity securities within a given equity index. "Correlation" as used here is defined as the weighted average of the correlations between the daily returns of each pair of securities within a given equity index. If two assets are said to be closely correlated, it means that their daily returns vary in similar proportions or along similar trajectories.

            -- Total Return Swaps. An Underlying Portfolio may enter into total return swaps in order to take a "long" or "short" position with respect to an underlying referenced asset. The Underlying Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Underlying Portfolio will receive a payment from or make a payment to the counterparty.

            -- Special Risks Associated with Swaps. Risks may arise as a result of the failure of the counterparty to a bilateral swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by an Underlying Portfolio, and/or the termination value at the end of the contract. Therefore, the Underlying Portfolio considers the creditworthiness of the counterparty to a bilateral swap contract. The risk is mitigated by having a netting arrangement between the Underlying Portfolio and the counterparty and by the posting of collateral by the counterparty to the Underlying Portfolio to cover the Underlying Portfolio's exposure to the counterparty. Certain standardized swaps, including interest rate swaps and credit default swaps, are, or soon will be subject to mandatory central clearing. Central clearing is expected, among other things, to reduce counterparty credit risk, but does not eliminate it completely.

            Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Underlying Portfolio accrues for the changes in value on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

            -- Synthetic Foreign Equity Securities. An Underlying Portfolio may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by the Underlying Portfolio. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style, which means that they may be exercised only on the expiration date.

            Other types of synthetic foreign equity securities in which an Underlying Portfolio may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrant usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which they can obtain the securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

            An Underlying Portfolio's investments in synthetic foreign equity securities will be those issued by entities deemed to be creditworthy by the Adviser, which will monitor the creditworthiness of the issuers on an ongoing basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

            International warrants also include equity warrants, index warrants, and interest rate warrants. Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance. Most warrants trade in the same currency as the underlying stock (domestic warrants), but also may be traded in different currency (euro-warrants). Equity warrants are traded on a number of foreign exchanges and in over-the-counter markets. Index warrants and interest rate warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, respectively, an equity index or a specific bond issue or interest rate index at a certain level over a fixed period of time. Index warrants transactions settle in cash, while interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

            An Underlying Portfolio also may invest in long-term options of, or relating to, international issuers. Long-term options operate much like covered warrants. Like covered warrants, long-term options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long-term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange's trading regulations.

            -- Eurodollar Instruments. Eurodollar instruments are essentially U.S. Dollar-denominated futures contracts or options thereon that are linked to the London Interbank Offered Rate and are subject to the same limitations and risks as other futures contracts and options.

            -- Currency Transactions. An Underlying Portfolio may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage an Underlying Portfolio's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by an Underlying Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. An Underlying Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

Forward Commitments and When-Issued and Delayed Delivery Securities
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            Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade). When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made. The Underlying Portfolio assumes the rights and risks of ownership of the security, but the Underlying Portfolio does not pay for the securities until they are received. If an Underlying Portfolio is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. Leveraging the portfolio in this manner may increase the Underlying Portfolio's volatility of returns.

            The use of forward commitments enables an Underlying Portfolio to protect against anticipated changes in exchange rates, interest rates and/or prices. For instance, an Underlying Portfolio may enter into a forward contract when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). In addition, when an Underlying Portfolio believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of that Underlying Portfolio's securities denominated in such foreign currency, or when the Underlying Portfolio believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). If the Adviser were to forecast incorrectly the direction of exchange rate movements, an Underlying Portfolio might be required to complete such when-issued or forward transactions at prices inferior to the then current market values.

            Forward commitments include "to be announced" ("TBA") mortgage-backed securities, which are contracts for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date, whereby the specific mortgage pool number or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Subsequent to the time of the trade, a mortgage pool or pools guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC (including fixed-rate or variable-rate mortgages) are allocated to the TBA mortgage-backed securities transactions.

            When-issued securities and forward commitments may be sold prior to the settlement date. If the Underlying Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of an Underlying Portfolio's assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Underlying Portfolio's NAV.

            At the time an Underlying Portfolio intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its NAV. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

            Purchases of securities on a forward commitment or when-issued basis may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, an Underlying Portfolio subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, an Underlying Portfolio may have to sell assets which have been set aside in order to meet redemptions. In addition, if an Underlying Portfolio determines it is advisable as a matter of investment strategy to sell the forward commitment or "when-issued" or "delayed delivery" securities before delivery, that Underlying Portfolio may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a "when-issued" or "delayed delivery" basis, an Underlying Portfolio will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when-issued" or "delayed delivery" securities themselves (which may have a value greater or less than an Underlying Portfolio's payment obligation). No interest or dividends accrue to the purchaser prior to the settlement date for securities purchased or sold under a forward commitment. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent, or defaults on its obligation, an Underlying Portfolio may be adversely affected.

Illiquid Securities
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            An Underlying Portfolio will not invest in illiquid securities if immediately after such investment more than 15% or such other amount permitted by guidance regarding the 1940 Act of the Underlying Portfolio's net assets would be invested in such securities. For this purpose, illiquid securities include, among others: (a) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (b) options purchased by the Underlying Portfolio over-the-counter and the cover for options written by the Underlying Portfolio over-the-counter, and (c) repurchase agreements not terminable within seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

            Mutual funds do not typically hold a significant amount of restricted securities (securities that are subject to restrictions on resale to the general public) or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund may also have to take certain steps or wait a certain amount of time in order to remove the transfer restrictions for such restricted securities in order to dispose of them, resulting in additional expense and delay.

            Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by an Underlying Portfolio, however, could affect adversely the marketability of such portfolio securities and the Underlying Portfolio might be unable to dispose of such securities promptly or at reasonable prices.

            The Adviser, acting under the oversight of the Board, will monitor the liquidity of restricted securities in each Underlying Portfolio's portfolio that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers issuing quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable SEC interpretation or position with respect to such type of securities.

Inflation-Indexed Bonds
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            Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Short-term increases in inflation may lead to a decline in value. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Investment in Exchange-Traded Funds and Other Investment Companies
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            An Underlying Portfolio may invest in shares of ETFs, subject to the restrictions and limitations of the 1940 Act, or any applicable rules, exemptive orders or regulatory guidance. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. ETFs will not track their underlying indices precisely since the ETFs have expenses and may need to hold a portion of their assets in cash, unlike the underlying indices, and the ETFs may not invest in all of the securities in the underlying indices in the same proportion as the indices for various reasons. An Underlying Portfolio will incur transaction costs when buying and selling ETF shares, and indirectly bear the expenses of the ETFs. In addition, the market value of an ETF's shares, which is based on supply and demand in the market for the ETF's shares, may differ from its NAV. Accordingly, there may be times when an ETF's shares trade at a discount to its NAV.

            An Underlying Portfolio may also invest in investment companies other than ETFs, as permitted by the 1940 Act or the rules and regulations thereunder. As with ETF investments, if the Underlying Portfolio acquires shares in other investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Underlying Portfolio's expenses. The Underlying Portfolios intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act.

Loans of Portfolio Securities
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            The Underlying Portfolios may seek to increase income by lending portfolio securities to brokers, dealers, and financial institutions ("borrowers") to the extent permitted under the 1940 Act or the rules or regulations thereunder (as such statutes, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of or exemptive orders under the 1940 Act. Under the Underlying Portfolios' securities lending program, all securities loans will be secured continually by cash collateral. A principal risk in lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities upon the borrower's default. In determining whether to lend securities to a particular borrower, the Adviser (subject to oversight by the Board) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The loans would be made only to firms deemed by the Adviser to be creditworthy, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. The Underlying Portfolios will be compensated for the loan from a portion of the net return from the interest earned on the cash collateral after a rebate paid to the borrower (which may be a negative amount - i.e., the borrower may pay a fee to the Underlying Portfolio in connection with the loan) and payments for fees paid to the securities lending agent and for certain other administrative expenses.

            The Underlying Portfolios will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While securities are on loan, the borrower is obligated to pay the Underlying Portfolios amounts equal to any income or other distributions from the securities.

            The Underlying Portfolio will invest cash collateral in a money market fund that complies with Rule 2a-7, has been approved by the Board and is expected to be advised by the Adviser. Any such investment of cash collateral will be subject to the Underlying Portfolios' investment risk. The Underlying Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

            The Underlying Portfolios will not have the right to vote any securities having voting rights during the existence of the loan. The Underlying Portfolios will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise voting or ownership rights. When the Underlying Portfolios lend securities, its investment performance will continue to reflect changes in the value of the securities loaned.

            Loan Participations and Assignments. An Underlying Portfolio may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers ("Loans") either by participating as co-lender at the time the loan is originated ("Participations") or by buying an interest in the loan in the secondary market from a financial institution or institutional investor ("Assignments"). The financial status of an institution interposed between an Underlying Portfolio and a borrower may affect the ability of the Underlying Portfolio to receive principal and interest payments.

            The Underlying Portfolio's investment may depend on the skill with which an agent bank administers the terms of the corporate loan agreements, monitors borrower compliance with covenants, collects principal, interest and fee payments from borrowers and, where necessary, enforces creditor remedies against borrowers. Agent banks typically have broad discretion in enforcing loan agreements.

            An Underlying Portfolio's investment in Participations typically will result in the Underlying Portfolio having a contractual relationship only with the financial institution arranging the Loan with the borrower (the "Lender") and not with the borrower directly. An Underlying Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, an Underlying Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Underlying Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, an Underlying Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, an Underlying Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation; but even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation impaired. An Underlying Portfolio will acquire Participations only if the Lender interpositioned between the Underlying Portfolio and the borrower is a Lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade (i.e., Baa3 or higher by Moody's Investors Service ("Moody's") or BBB- or higher by Standard & Poor's Rating Services ("S&P")) or higher.

            When an Underlying Portfolio purchases assignments from Lenders, it will typically acquire direct rights against the borrower on a Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Underlying Portfolio as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The assignability of certain obligations is restricted by the governing documentation as to the nature of the assignee such that the only way in which an Underlying Portfolio may acquire an interest in a Loan is through a Participation and not an Assignment.

            Loans in which an Underlying Portfolio may invest include participations in "bridge loans", which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisition. An Underlying Portfolio may also participate in unfunded loan commitments, which are contractual obligations for future funding, and receive a commitment fee based on the amount of the commitment.

            An Underlying Portfolio may have difficulty disposing of Assignments and Participations because to do so it will have to assign such securities to a third party. Because there is no liquid market for such securities, the Underlying Portfolio anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and an Underlying Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet an Underlying Portfolio's liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for an Underlying Porfolio to assign a value to these securities for purposes of valuing the Underlying Portfolio's portfolio and calculating its asset value.

Money Market Securities
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            Certificates of Deposit, Bankers' Acceptances and Bank Time Deposits. Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity.

            Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by another bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most maturities are six months or less.

            Bank time deposits are funds kept on deposit with a bank for a stated period of time in an interest bearing account. At present, bank time deposits maturing in more than seven days are not considered by the Adviser to be readily marketable.

            Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by entities in order to finance their current operations.

            Variable Notes. Variable amount master demand notes and variable amount floating-rate notes are obligations that permit the investment of fluctuating amounts by an Underlying Portfolio at varying rates of interest pursuant to direct arrangements between the Underlying Portfolio, as lender, and the borrower. Master demand notes permit daily fluctuations in the interest rate while the interest rate under variable amount floating-rate notes fluctuate on a weekly basis. These notes permit daily changes in the amounts borrowed. An Underlying Portfolio has the right to increase the amount under these notes at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the notes without penalty. Because these types of notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. Master demand notes are redeemable (and, thus, immediately repayable by the borrower) at face value, plus accrued interest, at any time. Variable amount floating-rate notes are subject to next-day redemption 14 days after the initial investment therein. With both types of notes, therefore, an Underlying Portfolio's right to redeem depends on the ability of the borrower to pay principal and interest on demand. In connection with both types of note arrangements, the Underlying Portfolio considers earning power, cash flow and other liquidity ratios of the issuer. These notes, as such, are not typically rated by credit rating agencies. Unless they are so rated, an Underlying Portfolio may invest in them only if at the time of an investment the issuer has an outstanding issue of unsecured debt rated Aa or better by Moody's or AA or better by S&P, Fitch Ratings ("Fitch"), or Duff & Phelps.

Mortgage-Backed Securities and Other Asset-Backed Securities
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            The mortgage-related securities in which an Underlying Portfolio may invest typically are securities representing interests in pools of mortgage loans made by lenders such as savings and loan associations, mortgage bankers and commercial banks and are assembled for sale to investors (such as the Underlying Portfolios) by governmental or private organizations. Private organizations include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies, special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package loans for resales as mortgage-related securities. Specifically, these securities may include pass-through mortgage-related securities, collateralized mortgage obligations ("CMOs"), CMO residuals, adjustable-rate mortgage securities ("ARMS"), stripped mortgage-backed securities ("SMBSs"), commercial mortgage-backed securities, mortgage dollar rolls, collateralized obligations and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property and other assets.

            Pass-Through Mortgage-Related Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities, such as securities issued by GNMA, are described as "modified pass-through". These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment.

            The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions. The assumed average life of pools of mortgages having terms of less than 30 years, is less than 12 years, but typically not less than 5 years.

            Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Historically, actual average life has been consistent with the 12-year assumption referred to above. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Underlying Portfolio. The compounding effect from reinvestment of monthly payments received by the Underlying Portfolio will increase the yield to shareholders compared with bonds that pay interest semi-annually.

            The principal governmental (i.e., backed by the full faith and credit of the U.S. Government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration-insured or U.S. Department of Veterans Affairs-guaranteed mortgages.

            Government-related (i.e., not backed by the full faith and credit of the U.S. Government) guarantors include FNMA and FHLMC. FNMA and FHLMC are a government-sponsored corporation or corporate instrumentality of the U.S. Government respectively (government-sponsored entities or "GSEs"), which were owned entirely by private stockholders until 2008 when they were placed in conservatorship by the U.S. Government. After being placed in conservatorship, the GSEs issued senior preferred stock and common stock to the U.S. Treasury in an amount equal to 79.9% of each GSE in return for certain funding and liquidity arrangements. The GSEs continue to operate as going concerns while in conservatorship and each remains liable for all of its obligations associated with its mortgage-backed securities. The U.S. Treasury provided additional funding to the GSEs, but recently the GSEs have been paying dividends to the U.S. Treasury in a cumulative amount almost equal to the payments made to the GSEs by the U.S. Treasury since 2008. The future of the GSEs is unclear as Congress is considering whether to adopt legislation that would severely restrict or even terminate their operations. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA and are now, in effect, backed by the full faith and credit of the U.S. Government. Participation certificates issued by FHLMC, which represent interests in mortgages from FHLMC's national portfolio, are guaranteed by FHLMC as to the timely payment of interest and ultimate collection of principal and are now, in effect, backed by the full faith and credit of the U.S. Government.

            Commercial banks, savings and loan associations, private mortgage insurance companies, mortgage bankers and other secondary market issuers create pass-through pools of conventional residential mortgage loans. Securities representing interests in pools created by non-governmental private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. However, private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded.

            The structuring of the pass-through pool may also provide credit enhancement. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by a SPV in multiple classes or "tranches", with one or more classes being senior to other subordinated classes as to payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of "reserve funds" (in which case cash or investments sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and "overcollateralization" (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment of the securities and pay any servicing or other fees). There can be no guarantee the credit enhancements, if any will be sufficient to prevent losses in the event of defaults on the underlying mortgage loans.

            In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guaranteed. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms, including interest rate, term, size, purposes and borrower characteristics. Privately-issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

            Collateralized Mortgage Obligations. Another form of mortgage-related security is a "pay-through" security, which is a debt obligation of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer, regardless of whether payments are actually made on the underlying mortgages. CMOs are the predominant type of "pay-through" mortgage-related security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche", is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause one or more tranches of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. Although payment of the principal of, and interest on, the underlying collateral securing privately-issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

            Adjustable-Rate Mortgage Securities. Another type of mortgage-related security, known as adjustable-rate mortgage securities ("ARMS"), bears interest at a rate determined by reference to a predetermined interest rate or index. ARMS may be secured by fixed-rate mortgages or adjustable-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Furthermore, since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.

            Stripped Mortgage-Related Securities. Stripped mortgage-related securities (SMRS) are mortgage related securities that are usually structured with separate classes of securities collateralized by a pool of mortgages or a pool of mortgage-backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities (IOs) receiving all of the interest payments from the underlying assets and one class of principal-only securities (POs) receiving all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease and are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal prepayments may have a material adverse effect on the yield to maturity of the IO class. POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Due to their structure and underlying cash flows, SMRS may be more volatile than mortgage-related securities that are not stripped. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates.

            The Underlying Portfolio will only invest in SMRS that are issued by the U.S. Government, its agencies or instrumentalities and supported by the full faith and credit of the United States. Although SMRS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the complexity of these instruments and the smaller number of investors in the sector can lend to illiquid markets in the sector.

            Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities are securities that represent an interest in, or are secured by, mortgage loans secured by multifamily or commercial properties, such as industrial and warehouse properties, office buildings, retail space and shopping malls, and cooperative apartments, hotels and motels, nursing homes, hospitals and senior living centers. Commercial mortgage-backed securities have been issued in public and private transactions by a variety of public and private issuers using a variety of structures, some of which were developed in the residential mortgage context, including multi-class structures featuring senior and subordinated classes. Commercial mortgage-backed securities may pay fixed or floating rates of interest. The commercial mortgage loans that underlie commercial mortgage-related securities have certain distinct risk characteristics. Commercial mortgage loans generally lack standardized terms, which may complicate their structure, tend to have shorter maturities than residential mortgage loans and may not be fully amortizing. Commercial properties themselves tend to be unique and are more difficult to value than single-family residential properties. In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.

            Certain Risks. The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages. Such prepayments generally occur during periods of falling mortgage interest rates. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event, the Underlying Portfolio may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. The level of general interest rates, general economic conditions and other social and demographic factors affect the occurrence of mortgage prepayments. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Underlying Portfolio may not be able to realize the rate of return it expected.

            As with other fixed-income securities, there is also the risk of nonpayment of mortgage-related securities, particularly for those securities that are backed by mortgage pools that contain subprime loans. Market factors adversely affecting mortgage loan repayments include a general economic downturn, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or higher mortgage payments required to be made by holders of adjustable rate mortgages due to scheduled increases or increases due to higher interest rates.

            Subordinated mortgage-related securities may have additional risks. The subordinated mortgage-related security may serve as credit support for the senior securities purchased by other investors. In addition, the payments of principal and interest on these subordinated securities generally will be made only after payments are made to the holders of securities senior to the subordinated securities. Therefore, if there are defaults on the underlying mortgage loans, the holders of subordinated mortgage-related securities will be less likely to receive payments of principal and interest and will be more likely to suffer a loss.

            Commercial mortgage-related securities, like all fixed-income securities, generally decline in value as interest rates rise. Moreover, although generally the value of fixed-income securities increases during periods of falling interest rates, this inverse relationship is not as marked in the case of single-family residential mortgage-related securities, due to the increased likelihood of prepayments during periods of falling interest rates, and may not be as marked in the case of commercial mortgage-related securities. The process used to rate commercial mortgage-related securities may focus on, among other factors, the structure of the security, the quality and adequacy of collateral and insurance, and the creditworthiness of the originators, servicing companies and providers of credit support.

            Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable there may be a limited market for these securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. In particular, the secondary markets for CMOs, IOs and POs may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting the Underlying Portfolio's ability to buy or sell those securities at any particular time. Without an active trading market, mortgage-related securities held in the Underlying Portfolio's portfolio may be particularly difficult to value because of the complexities involved in the value of the underlying mortgages. In addition, the rating agencies may have difficulties in rating commercial mortgage-related securities through different economic cycles and in monitoring such ratings on a longer-term basis.

            As with fixed-income securities generally, the value of mortgage-related securities can also be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such an adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline.

            Other Asset-Backed Securities. An Underlying Portfolio may invest in other asset-backed securities. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. For example, the Underlying Portfolio may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust, which is backed by a diversified pool of high-risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. These asset-backed securities are subject to risks associated with changes in interest rates, prepayment of underlying obligations and defaults similar to the risks of investment in mortgage-related securities discussed above.

            Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There have also been proposals to cap the interest rate that a credit card issuer may charge. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.


Preferred Stock
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            An Underlying Portfolio may invest in preferred stock. Preferred stock is an equity security that has features of debt because it generally entitles the holder to periodic payments at a fixed rate of return. Preferred stock is subordinated to any debt the issuer has outstanding but has liquidation preference over common stock. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

Real Estate Investment Trusts
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            Real estate investment trusts ("REITs") are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of principal and interest payments. Similar to investment companies such as the Underlying Portfolios, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the United States Internal Revenue Code of 1986, as amended (the "Code"). An Underlying Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which the Underlying Portfolio invests in addition to the expenses incurred directly by the Underlying Portfolio.

            Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

            Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

            REITs are subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

Repurchase Agreements and Buy/Sell Back Transactions
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            An Underlying Portfolio may enter into repurchase agreements. From a technical perspective, in a repurchase agreement transaction an Underlying Portfolio buys a security and simultaneously agrees to sell it back to the counterparty at a specified price in the future. However, a repurchase agreement is economically similar to a secured loan, in that the Underlying Portfolio lends cash to a counterparty for a specific term, normally a day or a few days, and is given acceptable collateral (the purchased securities) to hold in case the counterparty does not repay the loan. The difference between the purchase price and the repurchase price of the securities reflects an agreed-upon "interest rate". Given that the price at which the Underlying Portfolio will sell the collateral back is specified in advance, the Underlying Portfolio is not exposed to price movements on the collateral unless the counterparty defaults. If the counterparty defaults on its obligation to buy back the securities at the maturity date and the liquidation value of the collateral is less than the outstanding loan amount, the Underlying Portfolio would suffer a loss. In order to further mitigate any potential credit exposure to the counterparty, if the value of the securities falls below a specified level that is linked to the loan amount during the life of the agreement, the counterparty must provide additional collateral to support the loan.

            An Underlying Portfolio may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, the Underlying Portfolio enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.

Reverse Repurchase Agreements and Dollar Rolls
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            An Underlying Portfolio may enter into reverse repurchase agreements. The terms of these agreements are essentially the reverse of "Repurchase Agreements" described above; in a reverse repurchase agreement transaction, the Underlying Portfolio sells a security and simultaneously agrees to repurchase it at a specified time and price. The economic effect of a reverse repurchase agreement is that of the Underlying Portfolio borrowing money on a secured basis, and reverse repurchase agreements may be considered borrowings for some purposes. Even though the Underlying Portfolio posts securities as collateral, the Underlying Portfolio maintains exposure to price declines on these securities since it has agreed to repurchase the securities at a fixed price. Accordingly, reverse repurchase agreements create leverage risk for the Underlying Portfolio because the Underlying Portfolio maintains exposure to price declines of both the securities it sells in the reverse repurchase agreement and any securities it purchases with the cash it receives under the reverse repurchase agreement. If the value of the posted collateral declines, the counterparty would require the Underlying Portfolio to post additional collateral. If the value of the collateral increases, the Underlying Portfolio may ask for some of its collateral back. If the counterparty defaults and fails to sell the securities back to the Underlying Portfolio at a time when the market purchase price of the securities exceeds the agreed-upon repurchase price, the Underlying Portfolio would suffer a loss.

            In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Underlying Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Underlying Portfolio's obligation to repurchase the securities.


Rights and Warrants
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An Underlying Portfolio may invest in rights or warrants which entitle the holder to buy equity securities at a specific price for a specific period of time, but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in the Underlying Portfolio's portfolio. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Short Sales
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            An Underlying Portfolio may make short sales of securities or maintain a short position. A short sale is effected by selling a security that the Underlying Portfolio does not own, or if the Underlying Portfolio does own such security, it is not to be delivered upon consummation of the sale. A short sale is against the box to the extent that the Underlying Portfolio contemporaneously owns or has the right to obtain securities identical to those sold. A short sale of a security involves the risk that, instead of declining, the price of the security sold short will rise. If the price of the securities sold short increases between the time of a short sale and the time a Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a gain. The potential for the price of a fixed-income security sold short to rise is a function of both the remaining maturity of the obligation, its creditworthiness and its yield. Unlike short sales of equities or other instruments, potential for the price of a fixed-income security to rise may be limited due to the fact that the security will be no more than par at maturity. However, the short sale of other instruments or securities generally, including fixed-income securities convertible into equities or other instruments, a fixed-income security trading at a deep discount from par or which pays a coupon that is high in relative or absolute terms, or which is denominated in a currency other than the U.S. Dollar, involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. Short sales may be used in some cases by an Underlying Portfolio to defer the realization of gain or loss for federal income tax purposes on securities then owned by the Underlying Portfolio. See "Dividends, Distributions and Taxes - U.S. Federal Income Taxation of each Strategy - Tax Straddles," below for a discussion of certain special federal income tax considerations that may apply to short sales which are entered into by the Underlying Portfolio.

Standby Commitment Agreements
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            An Underlying Portfolio may, from time to time, enter into standby commitment agreements. Such agreements commit the Underlying Portfolio, for a stated period of time, to purchase a stated amount of a security which may be issued and sold to an Underlying Portfolio at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement an Underlying Portfolio is paid a commitment fee, regardless of whether or not the security ultimately is issued, which is typically approximately 0.5% of the aggregate purchase price of the security which the Underlying Portfolio has committed to purchase. The fee is payable whether or not the security is ultimately issued.

            There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Underlying Portfolio will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Underlying Portfolio.

            The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of the Underlying Portfolio's NAV. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Structured Products
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            An Underlying Portfolio may invest in structured products. Structured products, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (either positively or negatively) to prices, changes in prices, or differences between prices, of underlying assets, such as securities, currencies, intangibles, goods, articles or commodities or by reference to an unrelated benchmark related to an objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices. The interest rate or (unlike most fixed-income securities) the principal amount payable at maturity of a structured product may be increased or decreased depending on changes in the value of the underlying asset or benchmark.

            Structured products may take a variety of forms. Most commonly, they are in the form of debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, but may also be issued as preferred stock with dividend rates determined by reference to the value of a currency or convertible securities with the conversion terms related to a particular commodity.

            Investing in structured products may be more efficient and/or less expensive for an Underlying Portfolio than investing in the underlying assets or benchmarks and the related derivative. These investments can be used as a means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. In addition, structured products may be a tax-advantaged investment in that they generate income that may be distributed to shareholders as income rather than short-term capital gains that may otherwise result from a derivatives transaction.

            Structured products, however, have more risk than traditional types of debt or other securities. These products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. Under certain conditions, the redemption value of a structured product could be zero. Structured products are potentially more volatile and carry greater market risks than traditional debt instruments. The prices of the structured instrument and the benchmark or underlying asset may not move in the same direction or at the same time. Structured products may be less liquid and more difficult to price than less complex securities or instruments or more traditional debt securities. The risk of these investments can be substantial with the possibility that the entire principal amount is at risk. The purchase of structured products also exposes an Underlying Portfolio to the credit risk of the issuer of the structured product.

            Structured Notes and Indexed Securities: An Underlying Portfolio may invest in a particular type of structured instrument sometimes referred to as a "structured note". The terms of these notes may be structured by the issuer and the purchaser of the note. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a total loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities.

            Commodity Index-Linked Notes and Commodity-Linked Notes: Structured products may provide exposure to the commodities markets. These structured notes may include leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices. They also include commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodities futures contracts, or a subset of commodities and commodities future contracts. The value of these notes will rise or fall in response to changes in the underlying commodity, commodity futures contract, subset of commodities or commodities futures contracts or commodity index. These notes expose the Underlying Portfolio economically to movements in commodity prices. These notes also are subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note's market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, the Underlying Portfolio might receive interest or principal payments on the note that are determined based on a specified multiple of the change in value of the underlying commodity futures contract or index.

            Credit-Linked Securities: Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high-yield or other fixed-income markets. For example, an Underlying Portfolio may invest in credit-linked securities as a cash management tool in order to gain exposure to certain high-yield markets and/or to remain fully invested when more traditional income-producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust's receipt of payments from, and the trust's potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par value (or other agreed-upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that an Underlying Portfolio would receive as an investor in the trust. An Underlying Portfolio's investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, and leverage risk and management risk. These securities are generally structured as Rule 144A securities so that they may be freely traded among institutional buyers. However, changes in the market for credit-linked securities or the availability of willing buyers may result in the securities becoming illiquid.

Variable, Floating and Inverse Floating Rate Securities
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            These securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some of these securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of these securities, they are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on these securities may lag behind changes in prevailing market interest rates. Also, some of these securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security.

Zero-Coupon Securities
----------------------

            A zero-coupon security pays no interest to its holder during its life. An investor acquires a zero-coupon security at a discounted price from the face value of the security, which is generally based upon its present value, and which, depending upon the time remaining until maturity, may be significantly less than its face value (sometimes referred to as a "deep discount" price). Upon maturity of the zero-coupon security, the investor receives the face value of the security.

            An Underlying Portfolio may invest in zero-coupon Treasury securities, which consist of Treasury bills or the principal components of U.S. Treasury bonds or notes. An Underlying Portfolio may also invest in zero-coupon securities issued by U.S. Government agencies or instrumentalities that are supported by the full faith and credit of the United States, which consist of the principal components of securities of U.S. Government agencies or instrumentalities.

            Currently, the only U.S. Treasury security issued without coupons is the Treasury bill. The zero-coupon securities purchased by an Underlying Portfolio may consist of principal components held in STRIPS form issued through the U.S. Treasury's STRIPS program, which permits the beneficial ownership of the component to be recorded directly in the Treasury book-entry system. In addition, in the last few years, a number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account).

            Because zero-coupon securities trade at a discount from their face or par value but pay no periodic interest, they are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest.

            Current federal tax law requires that a holder (such as the Underlying Portfolios) of a zero-coupon security accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment in cash on the security during the year (generally referred to as "original issue discount" or "OID"). As a result, in order to make the distributions necessary for an Underlying Portfolio not to be subject to federal income or excise taxes, the Underlying Portfolio may be required to pay out as an income distribution each year an amount, obtained by liquidation of portfolio securities or borrowings if necessary, greater than the total amount of cash that the Underlying Portfolio has actually received as interest during the year. An Underlying Portfolio believes, however, that it is highly unlikely that it would be necessary to liquidate portfolio securities or borrow money in order to make such required distributions or to meet its investment objective.

Certain Risk and Other Considerations
-------------------------------------

            Borrowing and Use of Leverage. An Underlying Portfolio may use borrowings for investment purposes subject to the restrictions of the 1940 Act. Borrowings by an Underlying Portfolio result in the leveraging of the Underlying Portfolio's shares of common stock. The proceeds of such borrowings will be invested in accordance with the Underlying Portfolio's investment objectives and policies. An Underlying Portfolio also may create leverage through the use of derivatives or use leverage for investment purposes by entering into transactions such as reverse repurchase agreements, forward contracts and dollar rolls. This means that the Underlying Portfolio will use the cash proceeds made available during the term of these transactions to make investments in other securities.

            Utilization of leverage, which is usually considered speculative, however, involves certain risks to the Underlying Portfolio's shareholders. These include a higher volatility of the NAV of the Underlying Portfolio's shares of common stock and the relatively greater effect on the NAV of the shares caused by favorable or adverse changes in market conditions or interest rates. So long as the Underlying Portfolio is able to realize a net return on the leveraged portion of its investment portfolio that is higher than the interest expense paid on borrowings or the carrying costs of leveraged transactions, the effect of leverage will be to cause the Underlying Portfolio's shareholders to realize higher net return than if the Underlying Portfolio were not leveraged. However, to the extent that the interest expense on borrowings or the carrying costs of leveraged transactions approaches the net return on the leveraged portion of the Underlying Portfolio's investment portfolio, the benefit of leverage to the Underlying Portfolio's shareholders will be reduced, and if the interest expense on borrowings or the carrying costs of leveraged transactions were to exceed the net return to shareholders, the Underlying Portfolio's use of leverage would result in a lower rate of return than if the Underlying Portfolio were not leveraged. Similarly, the effect of leverage in a declining market would normally be a greater decrease in NAV per share than if the Underlying Portfolio were not leveraged. In an extreme case, if the Underlying Portfolio's current investment income were not sufficient to meet the interest expense on borrowings or the carrying costs of leveraged transactions, it could be necessary for the Underlying Portfolio to liquidate certain of its investments in adverse circumstances, potentially significantly reducing the NAV of the Underlying Portfolio's shares.

            Certain transactions, such as derivatives transactions, forward commitments, reverse repurchase agreements and short sales involve leverage and may expose an Underlying Portfolio to potential losses that, in some cases, may exceed the amount originally invested by the Underlying Portfolio. When an Underlying Portfolio engages in such transactions, it will, in accordance with guidance provided by the SEC or its staff in, among other things, regulations, interpretative releases and no-action letters, deposit in a segregated account certain liquid assets with a value at least equal to the Underlying Portfolio's exposure, on a marked-to-market or on another relevant basis, to the transaction. Transactions for which assets have been segregated will not be considered "senior securities" for purposes of the Underlying Portfolio's investment restriction concerning senior securities. The segregation of assets is intended to enable the Underlying Portfolio to have assets available to satisfy its obligations with respect to these transactions, but will not limit the Underlying Portfolio's exposure to loss.

            Investments in Lower-Rated and Unrated Instruments. An Underlying Portfolio may invest in lower-rated securities (commonly referred to as "junk bonds"), which may include securities having the lowest rating for non-subordinated debt securities (i.e., rated C by Moody's or CCC or lower by S&P & Fitch) and unrated securities of equivalent investment quality. Debt securities with such a rating are considered by the rating organizations to be subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. These securities are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal.

            Lower-rated securities generally are considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. The market for lower-rated securities may be thinner and less active than that for higher-quality securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Adviser may experience difficulty in valuing such securities and, in turn, an Underlying Portfolio's assets. In addition, adverse publicity and investor perceptions about lower-rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. Transaction costs with respect to lower-rated securities may be higher, and in some cases information may be less available, than is the case with investment grade securities.

            Many fixed-income securities, including certain U.S. corporate fixed-income securities in which an Underlying Portfolio may invest, contain call or buy-back features that permit the issuer of the security to call or repurchase it. Such securities may present risks based on payment expectations. If an issuer exercises such a "call option" and redeems the security, the Underlying Portfolio may have to replace the called security with a lower yielding security, resulting in a decreased rate of return for the Underlying Portfolio.

            In seeking to achieve an Underlying Portfolio's investment objectives, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in the Underlying Portfolio's portfolio will be unavoidable. Moreover, medium and lower rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but are reflected in the NAV of the Underlying Portfolio.

            Risks of Investments in Foreign Securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, an Underlying Portfolio whose investments include securities of non-U.S. issuers may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

            Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of an Underlying Portfolio. In addition, the repatriation of investment income, capital, or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority. If a deterioration occurs in a country's balance of payments, the country could impose temporary or indefinite restrictions on foreign capital remittances.

            An Underlying Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application of other restrictions on investment. Investing in local markets may require an Underlying Portfolio to adopt special procedures that may involve additional costs to an Underlying Portfolio. These factors may affect the liquidity of an Underlying Portfolio's investments in any country and the Adviser will monitor the effect of any such factor or factors on an Underlying Portfolio's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the United States.

            Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in securities of non-U.S. issuers than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

            The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a non-U.S. country and the Underlying Portfolio's investments. In such events, an Underlying Portfolio could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Underlying Portfolio than that provided by U.S. laws.

      Foreign Currency Transactions. An Underlying Portfolio may invest in securities denominated in foreign currencies and a corresponding portion of the Underlying Portfolio's revenues will be received in such currencies. In addition, an Underlying Portfolio may conduct foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies as described above. The dollar equivalent of an Underlying Portfolio's net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. Such changes will also affect an Underlying Portfolio's income. An Underlying Portfolio will, however, have the ability to attempt to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. While an Underlying Portfolio has this ability, there is no certainty as to whether and to what extent the Underlying Portfolio will engage in these practices.

            Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, an Underlying Portfolio's NAV to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. To the extent an Underlying Portfolio's total assets adjusted to reflect the Underlying Portfolio's net position after giving effect to currency transactions is denominated or quoted in the currencies of foreign countries, the Underlying Portfolio will be more susceptible to the risk of adverse economic and political developments within those countries.

            An Underlying Portfolio will incur costs in connection with conversions between various currencies. An Underlying Portfolio may hold foreign currency received in connection with investments when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. Dollars at a later date, based on anticipated changes in the relevant exchange rate. If the value of the foreign currencies in which an Underlying Portfolio receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Underlying Portfolio distributions, the Underlying Portfolio may be required to liquidate securities in order to make distributions if the Underlying Portfolio has insufficient cash in U.S. Dollars to meet, among other things, distribution requirements that the Underlying Portfolio must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if the value of a particular foreign currency declines between the time an Underlying Portfolio incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, an Underlying Portfolio may engage in certain currency hedging transactions, which themselves, involve certain special risks.

            Risks Of Forward Currency Exchange Contracts, Foreign Currency Futures Contracts and Options Thereon, Options On Foreign Currencies and Over-The-Counter Options on Securities. Transactions in forward currency exchange contracts, as well as futures and options on foreign currencies, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by an Underlying Portfolio. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

            Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading decisions will be based may not be as complete as the comparable data on which an Underlying Portfolio makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, twenty-four hour market, events could occur on that market but will not be reflected in the forward, futures or options markets until the following day, thereby preventing the Underlying Portfolios from responding to such events in a timely manner.

            Settlements of exercises of OTC forward currency exchange contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships and fees, taxes or other charges.

            Unlike transactions entered into by an Underlying Portfolio in futures contracts and exchange-traded options, options on foreign currencies, forward currency exchange contracts and OTC options on securities and securities indices may not be traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. Such instruments may be traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, that are subject to SEC regulation. In an OTC trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer could lose amounts substantially in excess of the initial investment due to the margin and collateral requirements associated with such positions.

            In addition, OTC transactions can be entered into only with a financial institution willing to take the opposite side, as principal, of an Underlying Portfolio's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Underlying Portfolio. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of OTC contracts, and an Underlying Portfolio could be required to retain options purchased or written, or forward currency exchange contracts entered into, until exercise, expiration or maturity. This in turn could limit the Underlying Portfolio's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

            Further, OTC transactions are not subject to the guarantee of an exchange clearinghouse, and an Underlying Portfolio will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. An Underlying Portfolio will enter into an OTC transaction only with parties whose creditworthiness has been reviewed and found to be satisfactory by the Adviser.

            Transactions in OTC options on foreign currencies are subject to a number of conditions regarding the commercial purpose of the purchaser of such option. The Underlying Portfolios are not able to determine at this time whether or to what extent additional restrictions on the trading of OTC options on foreign currencies may be imposed at some point in the future, or the effect that any such restrictions may have on the hedging strategies to be implemented by them.

            Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting an Underlying Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

            The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, the margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, if the OCC determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, the OCC may impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

            Portfolio Reallocation Risk. From time to time, the Underlying Portfolios may experience relatively large investments or redemptions due to reallocations or rebalancings by the Underlying Portfolios' feeder funds, as recommended by the Adviser. These transactions will affect the Underlying Portfolios since Underlying Portfolios that experience redemptions as a result of reallocations or rebalancings may have to sell portfolio securities and since Underlying Portfolios that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on Underlying Portfolio performance to the extent that the Underlying Portfolios may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also accelerate the realization of taxable income if sales of securities resulted in gains and could also increase transaction costs. The Adviser will at all times monitor the impact of reallocations or rebalancings on the Underlying Portfolios, but the Adviser may nevertheless face conflicts in fulfilling its dual responsibilities to the Underlying Portfolios and the funds that invest in them.

--------------------------------------------------------------------------------

                            INVESTMENT RESTRICTIONS

--------------------------------------------------------------------------------

Fundamental Investment Policies
-------------------------------

            Each Strategy has adopted the following fundamental investment policies, which may not be changed without approval by the vote of a majority of such Strategy's outstanding voting securities, which means the affirmative vote of the holders of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares, whichever is less.

            As a matter of fundamental policy, a Strategy:

            (a) may not concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

            (b) may not issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

            For the purposes of this restriction, collateral arrangements, including, for example, with respect to options, futures contracts and options on futures contracts and collateral arrangements with respect to initial and variation margin, are not deemed to be the issuance of a senior security;

            (c) may not make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rule or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

            (d) may not purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit a Strategy from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;

            (e) may not purchase or sell commodities regulated by the CFTC under the Commodity Exchange Act or commodities contracts except for futures contracts and options on futures contracts; or

            (f) may not act as an underwriter of securities, except that a Strategy may acquire restricted securities under circumstances in which, if such securities were sold, such Strategy might be deemed to be an underwriter for purposes of the Securities Act.

            As a fundamental policy, each Strategy is diversified (as that term is defined in the 1940 Act). This means that at least 75% of each Strategy's assets consist of:

            o     Cash or cash items;

            o     Government securities;

            o     Securities of other investment companies; and

            o Securities of any one issuer that represent not more than 10% of the outstanding voting securities of the issuer of the securities and not more than 5% of the total assets of a Strategy.

Non-Fundamental Investment Policies
-----------------------------------

            As a matter of non-fundamental policy, each Underlying Portfolio has adopted a policy that provides that the Strategy may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the SEC under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Strategy may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Strategy may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

--------------------------------------------------------------------------------

                          MANAGEMENT OF THE STRATEGIES

--------------------------------------------------------------------------------

The Adviser
-----------

            The Adviser, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Strategies under the supervision of the Trust's Board (see "Management of the Strategies" in the Prospectus). The Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

            The Adviser is a leading global investment management firm supervising client accounts with assets as of September 30, 2013, totaling approximately $445 billion. The Adviser provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. The Adviser is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, the Adviser is able to compete for virtually any portfolio assignment in any developed capital market in the world.

            As of September 30, 2013, the ownership structure of the Adviser, expressed as a percentage of general and limited partnership interests, was as follows:

                  AXA and its subsidiaries                         64.0%
                  AllianceBernstein Holding L.P.                   34.5
                  Unaffiliated holders                              1.5
                                                                 -------
                                                                  100.0%
                                                                 =======

            AXA is a societe anonyme organized under the laws of France and the holding company for an international group of insurance and related financial services companies, through certain of its subsidiaries ("AXA and its subsidiaries"). AllianceBernstein Holding L.P. ("Holding") is a Delaware limited partnership, the units of which ("Holding Units") are traded publicly on the Exchange under the ticker symbol "AB". As of September 30, 2013, AXA owned approximately 1.6% of the issued and outstanding assignments of beneficial ownership of Holding Units.

            AllianceBernstein Corporation (an indirect wholly-owned subsidiary of AXA) is the general partner of both Holding and the Adviser. AllianceBernstein Corporation owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Adviser. Including both the general partnership and limited partnership interests in Holding and the Adviser, AXA and its subsidiaries had an approximate 64.6% economic interest in the Adviser as of September 30, 2013.

Advisory Agreement and Expenses
-------------------------------

            Under the Strategies' Advisory Agreement, the Adviser serves as investment manager and adviser of each of the Strategies, continuously furnishes an investment program for each Strategy, and manages, supervises and conducts the affairs of each Strategy, subject to supervision of the Board.

            The Adviser is, under the Advisory Agreement, responsible for certain expenses incurred by each Strategy, including, for example, office facilities and certain administrative services, and any expenses incurred in promoting the sale of Strategies shares (other than the portion of the promotional expenses borne by each Strategy in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Strategies' prospectuses and other reports to shareholders and fees related to registration with the SEC and with state regulatory authorities).

            Each Strategy has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the payment for clerical, accounting, administrative and other non-advisory services, each Strategy may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or its affiliates and, in such event, the services will be provided to each Strategy at cost and the payments therefore must be specifically approved by the Board. During the fiscal year ended August 31, 2013, for the 2010 Retirement Strategy, 2015 Retirement Strategy, 2020 Retirement Strategy, 2025 Retirement Strategy, 2030 Retirement Strategy, 2035 Retirement Strategy, 2040 Retirement Strategy, and 2045 Retirement Strategy, the amounts paid to the Adviser amounted to a total of $53,017, $43,272, $54,197, $47,439, $53,224, $52,995, $53,295, and $53,274, respectively, for these services. The Adviser voluntarily agreed to waive such expenses for the 2000 Retirement Strategy, 2005 Retirement Strategy, 2050 Retirement Strategy and 2055 Retirement Strategy in the amounts of $53,800, $53,800, $52,300 and $52,300, respectively.

            The Advisory Agreement continues in effect with respect to each Strategy so long as such continuance is specifically approved at least annually by the Company's Directors or by a majority vote of the holders of the outstanding voting securities of each Strategy and, in either case, by a majority of the Directors who are not parties to the Advisory Agreement, or "interested persons," as defined in the 1940 Act, of any such party, at a meeting in person called for the purpose of voting on such matter. Most recently, continuance of the Advisory Agreement for an additional annual term was approved by vote, cast in person, by the Board, at their meetings held on August 6-8, 2013.

            Any material amendment to the Advisory Agreement must be approved by vote of a majority of the outstanding voting securities of the relevant Strategy and by vote of a majority of the Directors who are not interested persons of the Strategies. The Advisory Agreement may be terminated without penalty by the Adviser, by vote of the Directors, or by vote of a majority of the outstanding voting securities of the relevant Strategy upon 60 days' written notice, and it terminates automatically in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

            Certain other clients of the Adviser may have investment objectives and policies similar to those of the Strategies. The Adviser may, from time to time, make recommendations which result in the purchase or sale of the particular security by its other clients simultaneously with a purchase or sale thereof by one or more Strategies. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Strategies. When two or more of the Adviser's clients (including a Strategy) are purchasing or selling the same security on a given day through the same broker or dealer, such transactions may be averaged as to price.

            For the services rendered by the Adviser under the Advisory Agreement, each Strategy pays a fee of .55 of 1% of its average daily net assets if the percentage of its portfolio that consists of equity investments is equal to or less than 60%; pays a fee of .60 of 1% of its average daily net assets if the percentage of its portfolio that consists of equity investments is greater than 60% but less than 80%; and pays a fee of .65 of 1% of its average daily net assets if the percentage of its portfolio that consists of equity investments is equal to or greater than 80%. For purposes of determining the percent of the portfolio that consists of equity investments, 50% of the assets a Strategy invests in the AllianceBernstein Multi-Asset Real Return Portfolio will be considered to be invested in equity investments. Based on this fee schedule, the fee to be paid by each Strategy is as follows:

        2000 Retirement Strategy                                     .55%
        2005 Retirement Strategy                                     .55%
        2010 Retirement Strategy                                     .55%
        2015 Retirement Strategy                                     .60%
        2020 Retirement Strategy                                     .60%
        2025 Retirement Strategy                                     .60%
        2030 Retirement Strategy                                     .65%
        2035 Retirement Strategy                                     .65%
        2040 Retirement Strategy                                     .65%
        2045 Retirement Strategy                                     .65%
        2050 Retirement Strategy                                     .65%
        2055 Retirement Strategy                                     .65%

            A Strategy's fee will be reduced by an annualized rate of .10 of 1% on the excess of the Strategy's average daily net assets in any month that its average daily net assets is greater than $2.5 billion and less than $5 billion. In any month during which a Strategy's average daily net assets are in excess of $5 billion, its monthly fee shall be reduced by an annualized rate on the excess of .15 of 1% of its average daily net assets that are greater than $5 billion.

            The Adviser has contractually agreed to waive its fee and bear certain expenses until December 31, 2014 so that total expenses do not, on an annual basis, exceed the amount indicated for the class and Strategy listed below:

        Strategy                                      Expense Caps
        --------                                      ------------

        2000 Retirement Strategy                 Class A             .86%
                                                 Class B            1.56%
                                                 Class C            1.56%
                                                 Advisor Class       .56%
                                                 Class R            1.06%
                                                 Class K             .81%
                                                 Class I             .56%

        2005 Retirement Strategy                 Class A             .92%
                                                 Class B            1.62%
                                                 Class C            1.62%
                                                 Advisor Class       .62%
                                                 Class R            1.12%
                                                 Class K             .87%
                                                 Class I             .62%

        2010 Retirement Strategy                 Class A             .94%
                                                 Class B            1.64%
                                                 Class C            1.64%
                                                 Advisor Class       .64%
                                                 Class R            1.14%
                                                 Class K             .89%
                                                 Class I             .64%

        2015 Retirement Strategy                 Class A             .98%
                                                 Class B            1.68%
                                                 Class C            1.68%
                                                 Advisor Class       .68%
                                                 Class R            1.18%
                                                 Class K             .93%
                                                 Class I             .68%

        2020 Retirement Strategy                 Class A            1.02%
                                                 Class B            1.72%
                                                 Class C            1.72%
                                                 Advisor Class       .72%
                                                 Class R            1.22%
                                                 Class K             .97%
                                                 Class I             .72%

        2025 Retirement Strategy                 Class A            1.04%
                                                 Class B            1.74%
                                                 Class C            1.74%
                                                 Advisor Class       .74%
                                                 Class R            1.24%
                                                 Class K             .99%
                                                 Class I             .74%

        2030 Retirement Strategy                 Class A            1.06%
        2035 Retirement Strategy                 Class B            1.76%
        2040 Retirement Strategy                 Class C            1.76%
        2045 Retirement Strategy                 Advisor Class       .76%
        2050 Retirement Strategy                 Class R            1.26%
        2055 Retirement Strategy                 Class K            1.01%
                                                 Class I             .76%


            This contractual agreement automatically extends each year, unless the Adviser provides written notice 60 days prior to the end of a fiscal year. The Adviser does not receive a fee for managing the Underlying Portfolios.

            During the fiscal years ended August 31, 2013, August 31, 2012 and August 31, 2011 the Adviser received management fees from the Strategies as follows:

                                                           Amount of management
                                                           fees that were waived
                                                           by the Adviser due
                                          Management       to the expense
        Strategy/fiscal years             fees received    limitation agreement
       ----------------------             --------------   ---------------------

        2000 Retirement Strategy
        2013                              $0                 $80,914
        2012                              $0                $153,246
        2011                              $0                $172,642
        2005 Retirement Strategy
        2013                              $0                $107,219
        2012                              $0                $157,519
        2011                              $0                $201,109
        2010 Retirement Strategy
        2013                              $0                $379,660
        2012                              $172,028          $452,047
        2011                              $396,351          $515,234
        2015 Retirement Strategy
        2013                              $441,993          $520,079
        2012                              $930,747          $566,100
        2011                              $1,180,195        $750,296
        2020 Retirement Strategy
        2013                              $859,970          $595,547
        2012                              $1,340,530        $600,085
        2011                              $1,792,715        $716,159
        2025 Retirement Strategy
        2013                              $780,080          $522,755
        2012                              $1,102,845        $499,730
        2011                              $1,452,384        $629,636
        2030 Retirement Strategy
        2013                              $707,482          $548,788
        2012                              $928,334          $601,723
        2011                              $1,319,951        $657,951
        2035 Retirement Strategy
        2013                              $449,012          $484,284
        2012                              $553,521          $521,373
        2011                              $795,225          $557,066
        2040 Retirement Strategy
        2013                              $349,756          $466,656
        2012                              $418,226          $496,758
        2011                              $652,116          $508,905
        2045 Retirement Strategy
        2013                              $153,387          $427,861
        2012                              $211,381          $437,209
        2011                              $295,056          $485,600
        2050 Retirement Strategy
        2013                              $0                $157,553
        2012                              $0                $145,249
        2011                              $0                $140,357
        2055 Retirement Strategy
        2013                              $0                 $52,498
        2012                              $0                 $36,439
        2011                              $0                 $31,722

            The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Core Opportunities Fund, Inc., AllianceBernstein Corporate Shares, AllianceBernstein Discovery Growth Fund, Inc., AllianceBernstein Equity Income Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Fixed-Income Shares, Inc., AllianceBernstein Global Bond Fund, Inc., AllianceBernstein Global Real Estate Investment Fund, Inc., AllianceBernstein Global Risk Allocation Fund, Inc., AllianceBernstein Global Thematic Growth Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Income Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, Inc., AllianceBernstein Trust, AllianceBernstein Unconstrained Bond Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc., The AllianceBernstein Pooling Portfolios, and The AllianceBernstein Portfolios, all registered open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc., AllianceBernstein Income Fund, Inc., AllianceBernstein Multi-Manager Alternative Fund, AllianceBernstein National Municipal Income Fund, Inc., Alliance California Municipal Income Fund, Inc. and Alliance New York Municipal Income Fund, Inc., all registered closed-end investment companies. The registered investment companies for which the Adviser serves as investment adviser are referred to collectively below as the "AllianceBernstein Fund Complex", while all of these investment companies, except the Sanford C. Bernstein Fund, Inc., are referred to collectively below as the "AllianceBernstein Funds".

Board of Directors Information
------------------------------

            Certain information concerning the Directors is set forth below.

                                                     PORTFOLIOS    OTHER PUBLIC
                                                     IN ALLIANCE-  COMPANY
                               PRINCIPAL             BERNSTEIN     DIRECTORSHIPS
                               OCCUPATION(S)         FUND          HELD BY
NAME,                          DURING PAST           COMPLEX       DIRECTOR
ADDRESS* and AGE               FIVE YEARS            OVERSEEN      IN THE PAST
(YEAR ELECTED**)               OR LONGER             BY DIRECTOR   FIVE YEARS
----------------               ----------            ------------  -----------

INDEPENDENT DIRECTORS

Chairman of the Board          Investment Adviser      100         None
William H. Foulk, Jr., #, ##   and an Independent
81                             Consultant since
(2002)                         prior to 2008.
                               Formerly, he was
                               Senior Manager of
                               Barrett Associates,
                               Inc., a registered
                               investment adviser.
                               He was formerly
                               Deputy Comptroller
                               and Chief
                               Investment Officer
                               of the State of New
                               York and, prior
                               thereto, Chief
                               Investment Officer
                               of the New York
                               Bank for Savings.
                               He has served as a
                               director or trustee
                               of various
                               AllianceBernstein
                               Funds since 1983
                               and has been
                               Chairman of the
                               AllianceBernstein
                               Funds and of the
                               Independent
                               Directors Committee
                               of such Funds since
                               2003.

John H. Dobkin, #              Independent             100         None
71                             Consultant since
(2002)                         prior to 2008.
                               Formerly, President
                               of Save Venice,
                               Inc. (preservation
                               organization) from
                               2001-2002, Senior
                               Advisor from June
                               1999-June 2000 and
                               President of
                               Historic Hudson
                               Valley (historic
                               preservation) from
                               December 1989-May
                               1999. Previously,
                               Director of the
                               National Academy of
                               Design. He has
                               served as a
                               director or trustee
                               of various
                               AllianceBernstein
                               Funds since 1992.


Michael J. Downey, #           Private Investor        100         Asia Pacific
69                             since prior to                      Fund, Inc.
(2005)                         2008. Formerly,                     since prior
                               managing partner of                 to 2008,
                               Lexington Capital,                  Prospect
                               LLC (investment                     Acquisition
                               advisory firm) from                 Corp.
                               December 1997 until                 (financial
                               December 2003. From                 services)
                               1987 until 1993,                    from 2007
                               Chairman and CEO of                 until 2009
                               Prudential Mutual                   and The
                               Fund Management,                    Merger Fund
                               director of the                     since prior
                               Prudential mutual                   to 2008 until
                               funds, and member                   2013
                               of the Executive
                               Committee of
                               Prudential
                               Securities Inc. He
                               has served as a
                               director or trustee
                               of the
                               AllianceBernstein
                               Funds since 2005
                               and is a director
                               and chairman of one
                               other registered
                               investment company.

D. James Guzy, #               Chairman of the         100         PLX
77                             Board of PLX                        Technology
(2005)                         Technology                          (semi-
                               (semi-conductors)                   conductors)
                               and of SRC                          since prior
                               Computers Inc.,                     to 2008,
                               with which he has                   Cirrus Logic
                               been associated                     Corporation
                               since prior to                      (semi-
                               2008. He was a                      conductors)
                               director of Intel                   since prior
                               Corporation                         to 2008 until
                               (semi-conductors)                   July 2011
                               from 1969 until                     and Intel
                               2008, and served as                 Corporation
                               Chairman of the                     (semi-
                               Finance Committee                   conductors)
                               of such company for                 until 2008
                               several years until
                               May 2008. He has
                               served as a
                               director or trustee
                               of one or more of
                               the
                               AllianceBernstein
                               Funds since 1982.


Nancy P. Jacklin, #            Professorial            100         None
65                             Lecturer at the
(2006)                         Johns Hopkins
                               School of Advanced
                               International
                               Studies since 2008.
                               Formerly, U.S.
                               Executive Director
                               of the
                               International
                               Monetary Fund
                               (December 2002-May
                               2006); Partner,
                               Clifford Chance
                               (1992-2002); Sector
                               Counsel,
                               International
                               Banking and
                               Finance, and
                               Associate General
                               Counsel, Citicorp
                               (1985-1992);
                               Assistant General
                               Counsel
                               (International),
                               Federal Reserve
                               Board of Governors
                               (1982-1985); and
                               Attorney Advisor,
                               U.S. Department of
                               the Treasury
                               (1973-1982).
                               Member of the Bar
                               of the District of
                               Columbia and of New
                               York; and member of
                               the Council on
                               Foreign Relations.
                               She has served as a
                               director or trustee
                               of the
                               AllianceBernstein
                               Funds since 2006.

Garry L. Moody,#               Independent             100         Greenbacker
61                             Consultant.                         Renewable
(2008)                         Formerly, Partner,                  Energy
                               Deloitte & Touche                   Company LLC
                               LLP (1995-2008)                     (renewable
                               where he held a                     energy and
                               number of senior                    energy
                               positions,                          efficiency
                               including Vice                      projects)
                               Chairman, and U.S.                  since August
                               and Global                          2013
                               Investment
                               Management Practice
                               Managing Partner;
                               President, Fidelity
                               Accounting and
                               Custody Services
                               Company
                               (1993-1995); and
                               Partner, Ernst &
                               Young LLP
                               (1975-1993), where
                               he served as the
                               National Director
                               of Mutual Fund Tax
                               Services and
                               Managing Partner of
                               its Chicago Office
                               Tax department. He
                               is a member of both
                               the Governing
                               Council of the
                               Independent
                               Directors Council
                               (IDC), an
                               organization of
                               independent
                               directors of mutual
                               funds, and the
                               Trustee Advisory
                               Board of BoardIQ, a
                               biweekly
                               publication focused
                               on issues and news
                               affecting directors
                               of mutual funds.
                               He has served as a
                               director or
                               trustee, and as
                               Chairman of the
                               Audit Committee, of
                               the
                               AllianceBernstein
                               Funds since 2008.


Marshall C. Turner, # ^        Private Investor        100         Xilinx, Inc.
72                             since prior to                      (programmable
(2005)                         2008. Interim CEO                   logic semi-
                               of MEMC Electronic                  conductors)
                               Materials, Inc.                     and MEMC
                               (semi-conductor and                 Electronic
                               solar cell                          Materials,
                               substrates) from                    Inc. (semi-
                               November 2008 until                 conductor
                               March 2009.  He was                 and solar
                               Chairman and CEO of                 cell
                               Dupont Photomasks,                  substrates)
                               Inc. (components of                 since prior
                               semi-conductor                      to 2008
                               manufacturing),
                               2003-2005, and
                               President and CEO,
                               2005-2006, after
                               the company was
                               acquired and
                               renamed Toppan
                               Photomasks, Inc.
                               He has served as a
                               director or trustee
                               of one or more of
                               the
                               AllianceBernstein
                               Funds since 1992.

Earl D. Weiner,#               Of Counsel, and         100         None
74                             Partner prior to
(2007)                         January 2007, of
                               the law firm
                               Sullivan & Cromwell
                               LLP; and member of
                               ABA Federal
                               Regulation of
                               Securities
                               Committee Task
                               Force to draft
                               editions of the
                               Fund Director's
                               Guidebook. He has
                               served as a
                               director or trustee
                               of the
                               AllianceBernstein
                               Funds since 2007
                               and is Chairman of
                               the Governance and
                               Nominating
                               Committees of the
                               Funds.

Interested Director

Robert M. Keith, +             Senior Vice             100         None
53                             President of the
(2010)                         Adviser++ and the
                               head of
                               AllianceBernstein
                               Investments Inc.
                               ("ABI")++ since
                               July 2008; Director
                               of ABI and
                               President of the
                               AllianceBernstein
                               Mutual Funds.
                               Previously, he
                               served as Executive
                               Managing Director
                               of ABI from
                               December 2006 to
                               June 2008.  Prior
                               to joining ABI in
                               2006, Executive
                               Managing Director
                               of Bernstein Global
                               Wealth Management,
                               and prior thereto,
                               Senior Managing
                               Director and Global
                               Head of Client
                               Service and Sales
                               of the Adviser's
                               institutional
                               investment
                               management business
                               since 2004.  Prior
                               thereto, he was
                               Managing Director
                               and Head of North
                               American Client
                               Service and Sales
                               in the Adviser's
                               institutional
                               investment
                               management
                               business, with
                               which he had been
                               associated since
                               prior to 2004.

--------
* The address for each of the Company's Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**    There is no stated term of office for the Directors.

# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##    Member of the Fair Value Pricing Committee.

+ Mr. Keith is an "interested person", as defined in Section 2(a)(19) of the Investment Company Act of 1940, of the Company due to his position as an Senior Vice President of the Adviser.

++    The Adviser and ABI are affiliates of the Company.

^     Mr. Turner will become Chairman of the Board effective January 1, 2014.

            The business and affairs of the Strategies are overseen by the Board. Directors who are not "interested persons" of the Strategies as defined in the 1940 Act, are referred to as "Independent Directors", and Directors who are "interested persons" of the Strategies are referred to as "Interested Directors". Certain information concerning the Strategies' governance structure and each Director is set forth below.

            Experience, Skills, Attributes, and Qualifications of the Strategies' Directors. The Governance and Nominating Committee of the Board, which is composed of Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducts a similar review in connection with the proposed nomination of current Directors for re-election by stockholders at any annual or special meeting of stockholders. In evaluating a candidate for nomination or election as a Director the Governance and Nominating Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Governance and Nominating Committee believes contributes to good governance for the Strategies. Additional information concerning the Governance and Nominating Committee's consideration of nominees appears in the description of the Committee below.

            The Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes and skills, which allow the Board to operate effectively in governing the Strategies and protecting the interests of stockholders. The Board has concluded that, based on each Director's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director is qualified and should continue to serve as such.

            In determining that a particular Director was and continues to be qualified to serve as a Director, the Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Board has taken into account the actual service and commitment of each Director during his or her tenure (including the Director's commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve. Additional information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board's conclusion that the Director should serve (or continue to serve) as a director of the Strategies, is provided in the table above and in the next paragraph.

            Among other attributes and qualifications common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with the Adviser, other service providers, counsel and Strategies' independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. In addition to his or her service as a Director of the Strategies and other AllianceBernstein Funds as noted in the table above: Mr. Dobkin has experience as an executive of a number of organizations and served as Chairman of the Audit Committee of many of the AllianceBernstein Funds from 2001 to 2008; Mr. Downey has experience in the investment advisory business including as Chairman and Chief Executive Officer of a large fund complex and as director of a number of non-AllianceBernstein funds and as Chairman of a non-AllianceBernstein closed-end fund; Mr. Foulk has experience in the investment advisory and securities businesses, including as Deputy Comptroller and Chief Investment Officer of the State of New York (where his responsibilities included bond issuances, cash management and oversight of the New York Common Retirement
Fund), has served as Chairman of the AllianceBernstein Funds and of the Independent Directors Committee since 2003, and is active in a number of mutual fund related organizations and committees; Mr. Guzy has experience as a corporate director including as Chairman of a public company and Chairman of the Finance Committee of a large public technology company; Ms. Jacklin has experience as a financial services regulator including as U.S. Executive Director of the International Monetary Fund, which is responsible for ensuring the stability of the international monetary system, and as a financial services lawyer in private practice; Mr. Keith has experience as an executive of the Adviser with responsibility for, among other things, the AllianceBernstein Funds; Mr. Moody has experience as a certified public accountant including experience as Vice Chairman and U.S. and Global Investment Management Practice Partner for a major accounting firm, is a member of both the governing council of an organization of independent directors of mutual funds, and the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds, is a director of Greenbacker Renewable Energy Company LLC, and has served as a director or trustee and Chairman of the Audit Committee of most of the AllianceBernstein Funds since 2008; Mr. Turner has experience as a director (including Chairman and Chief Executive officer of a number of companies) and as a venture capital investor including prior service as general partner of three institutional venture capital partnerships; and Mr. Weiner has experience as a securities lawyer whose practice includes registered investment companies and as Chairman, director or trustee of a number of boards, and has served as Chairman of the Governance and Nominating Committee of most of the AllianceBernstein Funds. The disclosure herein of a director's experience, qualifications, attributes and skills does not impose on such director any duties, obligations, or liability that are greater than the duties, obligations and liability imposed on such director as a member of the Board and any committee thereof in the absence of such experience, qualifications, attributes and skills.

            Board Structure and Oversight Function. The Board is responsible for oversight of the Strategies. The Strategies have engaged the Adviser to manage the Strategies on a day-to-day basis. The Board is responsible for overseeing the Adviser and the Strategies' other service providers in the operations of the Strategies in accordance with the Strategies' investment objective and policies and otherwise in accordance with its prospectus, the requirements of the 1940 Act and other applicable Federal, state and other securities and other laws, and the Strategies' charter and bylaws. The Board meets in-person at regularly scheduled meetings eight times throughout the year. In addition, the Directors may meet in-person or by telephone at special meetings or on an informal basis at other times. The Independent Directors also regularly meet without the presence of any representatives of management. As described below, the Board has established four standing committees - the Audit, Governance and Nominating, Independent Directors, and Fair Value Pricing Committees - and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Directors have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

            An Independent Director serves as Chairman of the Board. The Chairman's duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Directors and management. The Directors have determined that the Board's leadership by an Independent Director and its committees composed exclusively of Independent Directors is appropriate because they believe it sets the proper tone to the relationships between the Strategies, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, the Strategies are required to have an Independent Director as Chairman pursuant to certain 2003 regulatory settlements involving the Adviser.

            Risk Oversight. The Strategies are subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management with respect to the Strategies resides with the Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Adviser. The Board has charged the Adviser and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrable and material adverse effects on the Strategies; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

            Risk oversight forms part of the Board's general oversight of the Strategies' investment program and operations and is addressed as part of various regular Board and committee activities. The Strategies' investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Strategies' and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, management (including the Global Heads of Investment Risk and Trading Risk of the Adviser), the Strategies' Senior Officer (who is also the Strategies' chief compliance officer), its independent registered public accounting firm, counsel, and internal auditors for the Adviser, as appropriate, regarding risks faced by the Strategies and the Adviser's risk management programs.

            Not all risks that may affect the Strategies can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Strategies or the Adviser, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Strategies' goals. As a result of the foregoing and other factors the Strategies' ability to manage risk is subject to substantial limitations.

            Board Committees. The Board has four standing committees - an Audit Committee, a Governance and Nominating Committee a Fair Value Pricing Committee and an Independent Directors Committee. The members of the Audit, Governance and Nominating, Fair Value Pricing and Independent Directors Committees are identified above.

            The function of the Audit Committee is to assist the Board in its oversight of the Strategies' financial reporting process. The Audit Committee met three times during the Strategies' most recently completed fiscal year.

            The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Board. The Governance and Nominating Committee met three times during the Strategies' most recently completed fiscal year.

            The Board has adopted a charter for its Governance and Nominating Committee. Pursuant to the charter, the Committee assists the Board in carrying out its responsibilities with respect to governance of the Strategies and identifies, evaluates, selects and nominates candidates for the Board. The Committee may also set standards or qualifications for Directors and reviews at least annually the performance of each Director, taking into account factors such as attendance at meetings, adherence to Board policies, preparation for and participation at meetings, commitment and contribution to overall work of the Board and its committees, and whether there are health or other reasons that might affect the Director's ability to perform his or her duties. The Committee may consider candidates as Directors submitted by the Strategies' current Board members, officers, the Adviser, stockholders and other appropriate sources.

            Pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of the Fund's common stock or shares of beneficial interest for at least two years prior to the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Strategies not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Fund did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Strategies begin to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

            Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of the Strategies owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Strategies (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Strategies to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background;
(ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected;
(iv) the shareholder's consent to be named as such by the Strategies; (v) the class or series and number of all shares of the Strategies owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Strategies' record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

            The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

            The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Strategies, the candidate's ability to qualify as an Independent Director and such other criteria as the Governance and Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

            The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Adviser's Valuation Committee relating to a security held by the Strategies made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in a Strategy's NAV by more than $0.01 per share. The Fair Value Pricing Committee did not meet during the Strategies' most recently completed fiscal year.

            The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the Independent Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee met seven times during the Strategies' most recently completed fiscal year.

            The dollar range of the Strategies' securities owned by each Director and the aggregate dollar range of securities of funds in the AllianceBernstein Fund Complex owned by each Director are set forth below.

                                                         AGGREGATE DOLLAR RANGE
                               DOLLAR RANGE OF EQUITY    OF EQUITY SECURITIES IN
                               SECURITIES IN THE         THE ALLIANCEBERNSTEIN
                               STRATEGIES AS             FUND COMPLEX AS
                               OF DECEMBER 31, 2012      OF DECEMBER 31, 2012
                               ----------------------    -----------------------

John H. Dobkin                 None                      Over $100,000
Michael J. Downey              None                      Over $100,000
William H. Foulk, Jr.          None                      Over $100,000
D. James Guzy                  None                      Over $100,000
Nancy P. Jacklin               None                      Over $100,000
Robert M. Keith*               None                      None
Garry L. Moody                 None                      Over $100,000
Marshall C. Turner, Jr.        None                      Over $100,000
Earl D. Weiner                 $100,001-$500,000         Over $100,000

--------
* Mr. Keith is an interested person, as defined under the 1940 Act. With respect to Mr. Keith, uninvested interests in certain deferred compensation plans, including the Partners Compensation Plan, are not included.

Officer Information
-------------------

            Certain information concerning the Company's officers is set forth below.

                             PRINCIPAL
NAME, ADDRESS*               POSITION(S)               PRINCIPAL OCCUPATION
AND AGE                      HELD WITH FUND            DURING PAST 5 YEARS
--------------               --------------            ---------------------

Robert M. Keith,             President and Chief       See biography above.
53                           Executive Officer

Philip L. Kirstein,          Senior Vice President     Senior Vice President
68                           and Independent           and Independent
                             Compliance Officer        Compliance Officer of
                                                       the AllianceBernstein
                                                       Funds, with which he
                                                       has been associated
                                                       since October 2004.
                                                       Prior thereto, he was
                                                       Of Counsel to
                                                       Kirkpatrick &
                                                       Lockhart, LLP from
                                                       October 2003 to
                                                       October 2004, and
                                                       General Counsel of
                                                       Merrill Lynch
                                                       Investment Managers,
                                                       L.P. since prior to
                                                       March 2003.

Daniel J. Loewy,             Vice President            Senior Vice President
39                                                     of the Adviser,**
                                                       with which he has
                                                       been associated since
                                                       prior to 2008.

Christopher H. Nikolich,     Vice President            Senior Vice President
44                                                     of the Adviser,**
                                                       with which he has
                                                       been associated since
                                                       prior to 2008.

Patrick J. Rudden,           Vice President            Senior Vice President
50                                                     of the Adviser,**
                                                       with which he has
                                                       been associated since
                                                       prior to 2008.

Vadim Zlotnikov,             Vice President            Senior Vice President
51                                                     of the Adviser,**
                                                       with which he has
                                                       been associated since
                                                       prior to 2008

Emilie D. Wrapp,             Secretary                 Senior Vice
58                                                     President, Assistant
                                                       General Counsel and
                                                       Assistant Secretary
                                                       of ABI,** with which
                                                       she has been
                                                       associated since
                                                       prior to 2008.

Joseph J. Mantineo,          Treasurer and Chief       Senior Vice President
54                           Financial Officer         of ABIS,** with which
                                                       he has been
                                                       associated since
                                                       prior to 2008.

Phyllis J. Clarke,           Controller                Vice President of
52                                                     ABIS,** with which
                                                       she has been
                                                       associated since
                                                       prior to 2008.

--------
* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**    The Adviser, ABI and ABIS are affiliates of the Company.

            The Strategies do not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Strategies. The aggregate compensation paid by the Strategies to each of the Directors for the fiscal year ended August 31, 2013, the aggregate compensation paid to each Director during calendar year 2012 by the AllianceBernstein Fund Complex, and the total number of registered investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. None of the Strategies nor any other registered investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund Complex.

                                                                     Total
                                                                     Number of
                                                                     Investment
                                                                     Portfolios
                                                      Total          within the
                                                      Number         Alliance-
                                                      of Funds       Bernstein
                                                      in the         Fund
                                                      Alliance-      Complex,
                                      Total           Bernstein      Including
                                      Compensation    Fund Complex,  the
                                      from the        Including the  Strategies,
                                      Alliance-       Strategies,    as  to
                        Aggregate     Bernstein       as to which    which the
                        Compensation  Fund Complex,   the Director   Director is
                        From the      Including the   is a Director  a Director
Name of Director        Strategies    Strategies      or Trustee     or Trustee
----------------        ------------  -------------   -------------  -----------

John H. Dobkin            $   6,486     $ 252,000      31             100
Michael J. Downey         $   6,486     $ 252,000      31             100
William H. Foulk, Jr.     $  12,114     $ 477,000      31             100
D. James Guzy             $   6,486     $ 252,000      31             100
Nancy P. Jacklin          $   6,486     $ 252,000      31             100
Robert M. Keith           $       0     $       0      31             100
Garry L. Moody            $   7,317     $ 280,000      31             100
Marshall C. Turner, Jr.   $   6,486     $ 252,000      31             100
Earl D. Weiner            $   6,930     $ 270,000      31             100

            As of December 6, 2013, the Directors and officers of each Strategy as a group owned less than 1% of the shares of each Strategy.

Additional Information About the Strategies' Portfolio Managers
---------------------------------------------------------------

            The management of, and investment decisions for, each of the Strategies' portfolios are made by the Multi Asset Solutions Team. The investment professionals(1) with the most significant responsibility for the day-to-day management of the Strategies' portfolios are Daniel J. Loewy, Christopher H. Nikolich, Patrick J. Rudden and Vadim Zlotnikov (the "Portfolio Managers"). For additional information about the portfolio management of the Strategies, see "Management of the Strategies - Portfolio Managers" in the Prospectus.

--------
(1) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

            As of August 31, 2013, Messrs. Daniel J. Loewy, Christopher H. Nikolich, Patrick J. Rudden and Vadim Zlotnikov did not directly or beneficially own any equity securities of the Strategies.

            As of August 31, 2013, employees of the Adviser had approximately $90,412,498.97 invested in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

            The following tables provide information regarding registered investment companies other than the Strategies, other pooled investment vehicles and other accounts over which the Strategies' portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of August 31, 2013.

ALL RETIREMENT STRATEGIES

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES
                           (excluding the Strategies)
--------------------------------------------------------------------------------
                                                                   Total
                                                                   Assets of
                                      Total         Number of      Registered
                         Total        Assets of     Registered     Investment
                         Number of    Registered    Investment     Companies
                         Registered   Investment    Companies      Managed with
                         Investment   Companies     Managed with   Performance-
                         Companies    Managed (in   Performance-   based Fees
Portfolio Manager        Managed      millions)     based Fees     (in millions)
-----------------        -------      -------       -------------  ------------

Daniel J. Loewy           58       $33,068,000,000     None           None
Christopher H. Nikolich    6       $ 3,998,000,000     None           None
Patrick J. Rudden         25       $12,571,000,000     None           None
Vadim Zlotnikov           65       $40,335,000,000     None           None


--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------
                                                                   Total
                                                     Number        Assets
                                      Total          of Other      of Other
                         Total        Assets         Pooled        Pooled
                         Number       of Other       Assets        Investment
                         of Other     Pooled         Investment    Vehicles
                         Pooled       Investment     Vehicles      Managed with
                         Investment   Vehicles       Managed with  Performance-
                         Vehicles     Managed (in    Performance-  based Fees
Portfolio Manager        Managed      millions)      based Fees    (in millions)
-----------------        ----------   -----------    ------------  -------------

Daniel J. Loewy           231      $19,666,000,000      None          None
Christopher H. Nikolich   196      $16,411,000,000      None          None
Patrick J. Rudden         187      $24,405,000,000      2         $174,000,000
Vadim Zlotnikov           351      $27,196,000,000      2         $174,000,000


--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------
                                                                   Total Assets
                                      Total          Number        of Other
                          Total       Assets         of Other      Accounts
                          Number      of Other       Accounts      Managed with
                          of Other    Accounts       Managed with  Performance-
                          Accounts    Managed (in    Performance-  based Fees
Portfolio Manager         Managed     millions       based Fees    (in millions)
------------------        --------    -----------    ------------- -------------

Daniel J. Loewy            95      $35,114,000,000      None          None
Christopher H. Nikolich     9      $ 8,115,000,000      None          None
Patrick J. Rudden          23      $10,285,000,000      1        $31,000,000
Vadim Zlotnikov           107      $37,037,000,000      None          None


Investment Professional Conflict of Interest Disclosure
-------------------------------------------------------

            As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

            Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in certain Funds managed by the Adviser. The Adviser's Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds) and imposes a 90-day holding period for securities purchased by employees to discourage short-term trading.

            Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is generally not tied specifically to the performance of any particular client's account, nor is it generally tied directly to the level or change in level of assets under management.

            Allocating Investment Opportunities. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. The Adviser has adopted policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis), and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons. The Adviser's procedures are also designed to address potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

Portfolio Manager Compensation
------------------------------

            The Adviser's compensation program for portfolio managers is designed to align with clients' interests, emphasizing each portfolio manager's ability to generate long-term investment success for the Adviser's clients, including the Strategies. The Adviser also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.

            Portfolio managers receive a base salary, incentive compensation and contributions to AllianceBernstein's 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm's Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a four-year period. Deferred awards are paid in the form of restricted grants of the firm's Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount of contributions to the 401(k) plan is determined at the sole discretion of the Adviser. On an annual basis, the Adviser endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.

            The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by contributions to the investment process and client success.

            The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the Strategies' Prospectus and versus peers over one-, three- and five-year calendar periods, with more weight given to longer-time periods. Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to our investment style and most relevant within the asset class. Portfolio managers of the Strategies do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.

            Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors can play a role in determining portfolio managers' compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.

            The Adviser emphasizes four behavioral competencies--relentlessness, ingenuity, team orientation and accountability--that support its mission to be the most trusted advisor to its clients. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and the Adviser.

--------------------------------------------------------------------------------

                           EXPENSES OF THE STRATEGIES

--------------------------------------------------------------------------------

            In addition to the payments to the Adviser under the Investment Advisory Agreement described above, the Strategies pay certain other costs including (a) brokerage and commission expenses, (b) federal, state and local taxes, including issue and transfer taxes incurred by or levied on a Strategy,
(c) interest charges on borrowings, if any, (d) fees and expenses of registering the shares of the Strategies under the appropriate federal securities laws and of qualifying shares of the Strategies under applicable state securities laws including expenses attendant upon renewing and increasing such registrations and qualifications, (e) expenses of printing and distributing the Strategies' prospectuses and other reports to shareholders, (f) costs of proxy solicitations, (g) transfer agency fees described below, (h) charges and expenses of the Strategies' custodian, (i) compensation of the Strategies' officers, Directors and employees who do not devote any part of their time to the affairs of the Adviser or its affiliates, (j) costs of stationery and supplies, and (k) such promotional expenses as may be contemplated by the Distribution Services Agreement described below.

Distribution Services Agreement
-------------------------------

            The Company has entered into a Distribution Services Agreement (the "Agreement") with ABI, the Strategies' principal underwriter, to permit ABI to distribute each Strategy's shares and to permit each Strategy to pay distribution services fees to defray expenses associated with the distribution of its Class A, Class B, Class C, Class R and Class K shares in accordance with a plan of distribution that is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 adopted by the SEC under the 1940 Act (the "Rule 12b-1 Plan").

            In approving the Rule 12b-1 Plan, the Directors determined that there was a reasonable likelihood that the Rule 12b-1 Plan would benefit each Strategy and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

            The Adviser may, from time to time, and from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to ABI; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

            The Rule 12b-1 Plan will continue in effect with respect to each Strategy and each class of shares thereof for successive one-year periods provided that each such continuance is specifically approved at least annually by a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto (the "Qualified Directors") and by a vote of a majority of the entire Board cast in person at a meeting called for that purpose. Most recently, the Directors approved the continuance of the Rule 12b-1 Plan at their meetings held on August 6-8, 2013.

            All material amendments to the Agreement will become effective only on approval as specified in the preceding paragraph and the Plan may not be amended in order to materially increase the costs that the Strategies may bear pursuant to the Agreement without the approval of a majority of the holders of the outstanding voting shares of the Strategy or the Class or classes of the Strategy affected. The Agreement may be terminated (a) by any Strategy without penalty at any time by a majority vote of the holders of Strategy's outstanding voting securities voting separately by class or by majority vote of the Qualified Directors, or (b) by ABI. To terminate the Plan or the Agreement, any party must give the other party 60 days' prior written notice, except that a Strategy may terminate the Plan without giving prior notice to ABI. The Agreement will terminate automatically in the event of an assignment. The Plan is of a type known as a "reimbursement plan", which means that it compensates the distributor for the actual costs of services rendered.

            In the event that the Rule 12b-1 Plan is terminated by either party or not continued with respect to the Class A shares, Class B, Class C, Class R or Class K shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by a Strategy to ABI with respect to that class, and (ii) a Strategy would not be obligated to pay ABI for any amounts expended under the Agreement not previously recovered by ABI from distribution services fees in respect of shares of such class or through deferred sales charges.

            Distribution services fees are accrued daily and paid monthly and are charged as expenses of each Strategy as accrued. The distribution services fees attributable to the Class B, Class C, Class R and Class K shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge ("CDSC") and distribution services fees on the Class B shares and Class C shares and the distribution services fee on Class R shares and Class K shares are the same as those of the initial sales charge and distribution services fees with respect to the Class A shares in that in each case the sales charge and/or distribution services fee provide for the financing of the distribution of the relevant class of each Strategy's shares.

            With respect to Class A shares of each Strategy, distribution expenses accrued by ABI in one fiscal year may not be paid from distribution services fees received from each Strategy in subsequent fiscal years. ABI's compensation with respect to Class B, Class C, Class R and Class K shares under the Rule 12b-1 Plan is directly tied to the expenses incurred by ABI. Actual distribution expenses for Class B, Class C, Class R and Class K shares for any given year, however, will probably exceed the distribution services fee payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from CDSCs. The excess will be carried forward by ABI and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Rule 12b-1 Plan is in effect.

            During the fiscal year ended August 31, 2013, for the 2000 Retirement Strategy, 2005 Retirement Strategy, 2010 Retirement Strategy, 2015 Retirement Strategy, 2020 Retirement Strategy, 2025 Retirement Strategy, 2030 Retirement Strategy, 2035 Retirement Strategy, 2040 Retirement Strategy, 2045 Retirement Strategy, 2050 Retirement Strategy, and 2055 Retirement Strategy, with respect to Class A shares, the distribution services fees for expenditures payable to ABI were as follows:

                                                            Percentage Per Annum
                                                            of the Aggregate
                                 Distribution Services      Average Daily Net
                                 Fees for Expenditures      Assets Attributable
Strategy                         Payable to ABI             to Class A Shares
--------                         ---------------------      ------------------

2000 Retirement Strategy         $  5,864                       .30%
2005 Retirement Strategy         $ 16,474                       .30%
2010 Retirement Strategy         $ 50,974                       .30%
2015 Retirement Strategy         $129,234                       .30%
2020 Retirement Strategy         $169,385                       .30%
2025 Retirement Strategy         $158,360                       .30%
2030 Retirement Strategy         $154,781                       .30%
2035 Retirement Strategy         $ 97,864                       .30%
2040 Retirement Strategy         $ 96,349                       .30%
2045 Retirement Strategy         $ 68,945                       .30%
2050 Retirement Strategy         $ 12,292                       .30%
2055 Retirement Strategy         $  4,352                       .30%

            During the fiscal year ended August 31, 2013, for the 2000 Retirement Strategy, 2005 Retirement Strategy, 2010 Retirement Strategy, 2015 Retirement Strategy, 2020 Retirement Strategy, 2025 Retirement Strategy, 2030 Retirement Strategy, 2035 Retirement Strategy, 2040 Retirement Strategy, 2045 Retirement Strategy, 2050 Retirement Strategy, and 2055 Retirement Strategy, expenses incurred by each Strategy and costs allocated to each Strategy in connection with activities primarily intended to result in the sale of Class A shares were as follows:

                              2000           2005           2010           2015           2020            2025
                              Retirement     Retirement     Retirement     Retirement     Retirement      Retirement
Category of Expense           Strategy       Strategy       Strategy       Strategy       Strategy        Strategy
-------------------           ---------      ---------      ---------      ---------      ---------       ---------
Advertising/                  $    22        $     61       $    182       $      464     $      605      $      566
Marketing

Printing and Mailing
of Prospectuses and
Semi-Annual and
Annual Reports to
Other Than Current
Shareholders                  $     0        $      0       $     17       $       60     $       87      $       83

Compensation to
Underwriters                  $ 2,597        $  4,817       $  8,722       $   20,150     $   25,177      $   23,230

Compensation to
Dealers                       $ 4,864        $ 16,903       $ 53,268       $  135,003     $  181,884      $  172,684

Compensation to Sales
Personnel                     $   474        $    777       $  3,340       $    7,060     $    8,996      $    9,006

Interest, Carrying or
Other Financing
Charges                       $     0        $      0       $      0       $        0     $        0      $        0

Other (Includes
Personnel Costs of
Those Home Office
Employees Involved in
the Distribution
Effort and the
Travel-related
Expenses Incurred by
the Marketing
Personnel Conducting
Seminars)                     $ 2,176        $  4,218       $  8,296       $   19,513     $   24,696      $   22,867

Totals                        $10,133        $ 26,776       $ 73,825       $  182,250     $  241,445      $  228,436


                              2030           2035           2040           2045           2050            2055
                              Retirement     Retirement     Retirement     Retirement     Retirement      Retirement
Category of Expense           Strategy       Strategy       Strategy       Strategy       Strategy        Strategy
-------------------           ---------      ---------      ---------      ---------      ---------       ---------
Advertising/                  $    554       $    350           $344       $    247       $      42       $      16
Marketing

Printing and
Mailing of
Prospectuses and
Semi-Annual and
Annual Reports to
Other Than Current
Shareholders                  $     73       $     38            $35       $     18       $       0       $       0

Compensation to
Underwriters                  $ 23,073       $ 15,528        $15,564       $ 11,915       $   3,427       $   1,574

Compensation to
Dealers                       $165,465       $111,295       $112,444       $ 81,054       $  14,737       $   6,033

Compensation to
Sales Personnel               $  8,986       $  6,353         $7,111       $  6,662       $   1,823       $     499

Interest, Carrying
or Other Financing
Charges                       $      0       $      0             $0       $      0       $       0       $       0

Other (Includes
Personnel Costs of
Those Home Office
Employees Involved
in the Distribution
Effort and the
Travel-related
Expenses Incurred
by the Marketing
Personnel
Conducting
Seminars)                     $ 22,640       $ 15,058        $15,042       $ 11,358       $   3,029       $   1,348

Totals                        $220,791       $148,622       $150,540       $111,254       $  23,058       $   9,470

            During the fiscal year ended August 31, 2013, for the 2000 Retirement Strategy, 2005 Retirement Strategy, 2010 Retirement Strategy, 2015 Retirement Strategy, 2020 Retirement Strategy, 2025 Retirement Strategy, 2030 Retirement Strategy, 2035 Retirement Strategy, 2040 Retirement Strategy, 2045 Retirement Strategy, 2050 Retirement Strategy, and 2055 Retirement Strategy, with respect to Class B shares, the distribution services fees for expenditures payable to ABI were as follows:

                                                            Percentage Per Annum
                                                            of the Aggregate
                                 Distribution Services      Average Daily Net
                                 Fees for Expenditures      Assets Attributable
Strategy                         Payable to ABI             to Class B Shares
--------                         ---------------------      ------------------

2000 Retirement Strategy              $   1,731                 1.00%
2005 Retirement Strategy              $   2,867                 1.00%
2010 Retirement Strategy              $   3,736                 1.00%
2015 Retirement Strategy              $  13,883                 1.00%
2020 Retirement Strategy              $  16,870                 1.00%
2025 Retirement Strategy              $  11,538                 1.00%
2030 Retirement Strategy              $  10,014                 1.00%
2035 Retirement Strategy              $   7,773                 1.00%
2040 Retirement Strategy              $   8,884                 1.00%
2045 Retirement Strategy              $   3,216                 1.00%
2050 Retirement Strategy              $     347                 1.00%
2055 Retirement Strategy              $     355                 1.00%

            During the fiscal year ended August 31, 2013, for the 2000 Retirement Strategy, 2005 Retirement Strategy, 2010 Retirement Strategy, 2015 Retirement Strategy, 2020 Retirement Strategy, 2025 Retirement Strategy, 2030 Retirement Strategy, 2035 Retirement Strategy, 2040 Retirement Strategy, 2045 Retirement Strategy, 2050 Retirement Strategy, and 2055 Retirement Strategy, expenses incurred by each Strategy and costs allocated to each Strategy in connection with activities primarily intended to result in the sale of Class B shares were as follows:

                              2000           2005           2010           2015           2020            2025
                              Retirement     Retirement     Retirement     Retirement     Retirement      Retirement
Category of Expense           Strategy       Strategy       Strategy       Strategy       Strategy        Strategy
-------------------           ---------      ---------      ---------      ---------      ---------       ---------
Advertising/
Marketing                     $  0           $  4           $    4            $16         $   18          $   13

Printing and
Mailing of
Prospectuses and
Semi-Annual and
Annual Reports to
Other Than Current
Shareholders                  $  0           $  0           $    0             $3         $    3          $    1

Compensation to
Underwriters                  $ 68           $122           $  148           $549         $  676          $  467

Compensation to
Dealers                       $559           $ 33           $1,343         $5,627         $5,747          $4,279

Compensation to
Sales Personnel               $  1           $  2           $    1             $7         $   23          $   65

Interest, Carrying
or Other Financing
Charges                       $  0           $  0           $    0             $0         $    0          $    0

Other (Includes
Personnel Costs of
Those Home Office
Employees Involved
in the
Distribution
Effort and the
Travel-related
Expenses Incurred
by the Marketing
Personnel
Conducting
Seminars)                     $ 66           $124           $  151           $552         $  680          $  467

Totals                        $694           $285           $1,647         $6,754         $7,147          $5,292


                              2030           2035           2040           2045           2050            2055
                              Retirement     Retirement     Retirement     Retirement     Retirement      Retirement
Category of Expense           Strategy       Strategy       Strategy       Strategy       Strategy        Strategy
-------------------           ---------      ---------      ---------      ---------      ---------       ---------
Advertising/
Marketing                     $   13         $    7         $   10         $    4         $  0            $   0

Printing and
Mailing of
Prospectuses and
Semi-Annual and
Annual Reports to
Other Than Current
Shareholders                  $    1         $    1         $    1         $    0         $  0            $   0

Compensation to
Underwriters                  $  405         $  312         $  360         $  132         $ 14            $  18

Compensation to
Dealers                       $4,386         $2,416         $2,767         $1,243         $ 90            $ 244

Compensation to
Sales Personnel               $   36         $    5         $   19         $    6         $  0            $   1

Interest, Carrying
or Other Financing
Charges                       $    0         $    0         $    0         $    0         $  0            $   0

Other (Includes
Personnel Costs of
Those Home Office
Employees Involved
in the
Distribution
Effort and the
Travel-related
Expenses Incurred
by the Marketing
Personnel
Conducting
Seminars)                     $  410         $  313         $  360         $  133         $ 15            $  17

Totals                        $5,251         $3,054         $3,517         $1,518         $119            $ 280

            During the fiscal year ended August 31, 2013, for the 2000 Retirement Strategy, 2005 Retirement Strategy, 2010 Retirement Strategy, 2015 Retirement Strategy, 2020 Retirement Strategy, 2025 Retirement Strategy, 2030 Retirement Strategy, 2035 Retirement Strategy, 2040 Retirement Strategy, 2045 Retirement Strategy, 2050 Retirement Strategy, and 2055 Retirement Strategy, with respect to Class C shares, the distribution services fees for expenditures payable to ABI were as follows:

                                                            Percentage Per Annum
                                                            of the Aggregate
                                 Distribution Services      Average Daily Net
                                 Fees for Expenditures      Assets Attributable
Strategy                         Payable to ABI             to Class C Shares
--------                         ---------------------      ------------------

2000 Retirement Strategy           $   4,373                   1.00%
2005 Retirement Strategy           $   2,650                   1.00%
2010 Retirement Strategy           $  19,568                   1.00%
2015 Retirement Strategy           $  53,225                   1.00%
2020 Retirement Strategy           $  57,575                   1.00%
2025 Retirement Strategy           $  45,568                   1.00%
2030 Retirement Strategy           $  51,887                   1.00%
2035 Retirement Strategy           $  34,566                   1.00%
2040 Retirement Strategy           $  29,414                   1.00%
2045 Retirement Strategy           $  20,631                   1.00%
2050 Retirement Strategy           $   4,661                   1.00%
2055 Retirement Strategy           $   2,638                   1.00%

            During the fiscal year ended August 31, 2013, for the 2000 Retirement Strategy, 2005 Retirement Strategy, 2010 Retirement Strategy, 2015 Retirement Strategy, 2020 Retirement Strategy, 2025 Retirement Strategy, 2030 Retirement Strategy, 2035 Retirement Strategy, 2040 Retirement Strategy, 2045 Retirement Strategy, 2050 Retirement Strategy, and 2055 Retirement Strategy, expenses incurred by each Strategy and costs allocated to each Strategy in connection with activities primarily intended to result in the sale of Class C shares were as follows:

                              2000           2005           2010           2015           2020            2025
                              Retirement     Retirement     Retirement     Retirement     Retirement      Retirement
Category of Expense           Strategy       Strategy       Strategy       Strategy       Strategy        Strategy
-------------------           ---------      ---------      ---------      ---------      ---------       ---------
Advertising/                  $    4         $    2         $    21        $57            $    60         $    49
Marketing

Printing and
Mailing of
Prospectuses and
Semi-Annual and
Annual Reports to
Other Than Current
Shareholders                  $    0         $    0         $     2        $7             $     8         $     6

Compensation to
Underwriters                  $  198         $  180         $ 1,072        $2,305         $ 2,571         $ 2,083

Compensation to
Dealers                       $4,607         $3,082         $19,135        $55,737        $60,410         $47,378

Compensation to
Sales Personnel               $   34         $   56         $   150        $597           $ 1,344         $ 1,108

Interest, Carrying
or Other Financing
Charges                       $    0         $    0         $     0        $0             $     0         $     0

Other (Includes
Personnel Costs of
Those Home Office
Employees Involved
in the Distribution
Effort and the
Travel-related
Expenses Incurred
by the Marketing
Personnel
Conducting
Seminars)                     $  195         $  162         $ 1,011        $2,282         $ 2,530         $ 2,040

Totals                        $5,038         $3,482         $21,391        $60,985        $66,923         $52,664


                              2030           2035           2040           2045           2050            2055
                              Retirement     Retirement     Retirement     Retirement     Retirement      Retirement
Category of Expense           Strategy       Strategy       Strategy       Strategy       Strategy        Strategy
-------------------           ---------      ---------      ---------      ---------      ---------       ---------
Advertising/                  $    54        $    35        $    31        $    23        $    4          $    1
Marketing

Printing and
Mailing of
Prospectuses and
Semi-Annual and
Annual Reports to
Other Than Current
Shareholders                  $     6        $     5        $     3        $     2        $    0          $    0

Compensation to
Underwriters                  $ 2,472        $ 1,549        $ 1,360        $ 1,008        $  288          $  279

Compensation to
Dealers                       $54,176        $35,745        $31,012        $21,682        $4,814          $2,830

Compensation to
Sales Personnel               $   925        $   880        $ 1,013        $   649        $  305          $  141

Interest, Carrying
or Other Financing
Charges                       $     0        $     0        $     0        $     0        $    0          $    0

Other (Includes
Personnel Costs of
Those Home Office
Employees Involved
in the Distribution
Effort and the
Travel-related
Expenses Incurred
by the Marketing
Personnel
Conducting
Seminars)                     $ 2,402        $ 1,528        $ 1,329        $   975        $  266          $  238

Totals                        $60,035        $39,742        $34,748        $24,339        $5,677          $3,489

            During the fiscal year ended August 31, 2013, for the 2000 Retirement Strategy, 2005 Retirement Strategy, 2010 Retirement Strategy, 2015 Retirement Strategy, 2020 Retirement Strategy, 2025 Retirement Strategy, 2030 Retirement Strategy, 2035 Retirement Strategy, 2040 Retirement Strategy, 2045 Retirement Strategy, 2050 Retirement Strategy, and 2055 Retirement Strategy, with respect to Class R shares, the distribution services fees for expenditures payable to ABI were as follows:

                                                            Percentage Per Annum
                                                            of the Aggregate
                                 Distribution Services      Average Daily Net
                                 Fees for Expenditures      Assets Attributable
Strategy                         Payable to ABI             to Class R Shares
--------                         ---------------------      ------------------

2000 Retirement Strategy            $    5,353                   .50%
2005 Retirement Strategy            $   11,561                   .50%
2010 Retirement Strategy            $   39,450                   .50%
2015 Retirement Strategy            $  113,915                   .50%
2020 Retirement Strategy            $  170,921                   .50%
2025 Retirement Strategy            $  155,403                   .50%
2030 Retirement Strategy            $  163,726                   .50%
2035 Retirement Strategy            $   97,082                   .50%
2040 Retirement Strategy            $  109,440                   .50%
2045 Retirement Strategy            $   75,710                   .50%
2050 Retirement Strategy            $   17,343                   .50%
2055 Retirement Strategy            $    4,023                   .50%

            During the fiscal year ended August 31, 2013, for the 2000 Retirement Strategy, 2005 Retirement Strategy, 2010 Retirement Strategy, 2015 Retirement Strategy, 2020 Retirement Strategy, 2025 Retirement Strategy, 2030 Retirement Strategy, 2035 Retirement Strategy, 2040 Retirement Strategy, 2045 Retirement Strategy, 2050 Retirement Strategy, and 2055 Retirement Strategy, expenses incurred by each Strategy and costs allocated to each Strategy in connection with activities primarily intended to result in the sale of Class R shares were as follows:

                              2000           2005           2010           2015           2020            2025
                              Retirement     Retirement     Retirement     Retirement     Retirement      Retirement
Category of Expense           Strategy       Strategy       Strategy       Strategy       Strategy        Strategy
-------------------           ---------      ---------      ---------      ---------      ---------       ---------
Advertising/                  $   13         $    24        $    87        $    248       $    374        $    337
Marketing

Printing and
Mailing of
Prospectuses and
Semi-Annual and
Annual Reports to
Other Than Current
Shareholders                  $    0         $     0        $     2        $     30       $     51        $     45

Compensation to
Underwriters                  $  821         $ 2,119        $ 4,634        $ 10,776       $ 15,316        $ 14,035

Compensation to
Dealers                       $5,924         $11,291        $42,856        $123,787       $184,199        $168,677

Compensation to
Sales Personnel               $  176         $   102        $ 2,240        $  3,896       $  8,102        $  8,679

Interest, Carrying
or Other Financing
Charges                       $    0         $     0        $     0        $      0       $      0        $      0

Other (Includes
Personnel Costs of
Those Home Office
Employees Involved
in the Distribution
Effort and the
Travel-related
Expenses Incurred
by the Marketing
Personnel
Conducting
Seminars)                     $  737         $ 1,851        $ 4,301        $ 10,462       $ 15,029        $ 13,765

Totals                        $7,671         $16,017        $54,120        $113,915       $223,071        $205,538


                              2030           2035           2040           2045           2050            2055
                              Retirement     Retirement     Retirement     Retirement     Retirement      Retirement
Category of Expense           Strategy       Strategy       Strategy       Strategy       Strategy        Strategy
-------------------           ---------      ---------      ---------      ---------      ---------       ---------
Advertising/                  $    350       $    211       $    236       $    163       $    38         $    7
Marketing

Printing and
Mailing of
Prospectuses and
Semi-Annual and
Annual Reports to
Other Than Current
Shareholders                  $     46       $     24       $     26       $     17       $     0         $    0

Compensation to
Underwriters                  $ 14,980       $  9,087       $ 10,400       $  7,345       $ 3,177         $1,242

Compensation to
Dealers                       $177,933       $105,086       $118,766       $ 82,632       $18,914         $4,470

Compensation to
Sales Personnel               $  9,688       $  5,096       $  5,347       $  4,254       $ 1,628         $  391

Interest, Carrying
or Other Financing
Charges                       $      0       $      0       $      0       $      0       $     0         $    0

Other (Includes
Personnel Costs of
Those Home Office
Employees Involved
in the Distribution
Effort and the
Travel-related
Expenses Incurred
by the Marketing
Personnel
Conducting
Seminars)                     $ 14,683       $  8,834       $ 10,132       $  7,094       $ 2,782         $1,031

Totals                        $217,680       $128,338       $144,907       $101,505       $26,539         $7,141

            During the fiscal year ended August 31, 2013, for the 2000 Retirement Strategy, 2005 Retirement Strategy, 2010 Retirement Strategy, 2015 Retirement Strategy, 2020 Retirement Strategy, 2025 Retirement Strategy, 2030 Retirement Strategy, 2035 Retirement Strategy, 2040 Retirement Strategy, 2045 Retirement Strategy, 2050 Retirement Strategy, and 2055 Retirement Strategy, with respect to Class K shares, the distribution services fees for expenditures payable to ABI were as follows:

                                                            Percentage Per Annum
                                                            of the Aggregate
                                 Distribution Services      Average Daily Net
                                 Fees for Expenditures      Assets Attributable
Strategy                         Payable to ABI             to Class K Shares
--------                         ---------------------      ------------------

2000 Retirement Strategy             $ 20,199                   .25%
2005 Retirement Strategy             $ 22,686                   .25%
2010 Retirement Strategy             $ 77,174                   .25%
2015 Retirement Strategy             $181,535                   .25%
2020 Retirement Strategy             $272,583                   .25%
2025 Retirement Strategy             $266,790                   .25%
2030 Retirement Strategy             $204,310                   .25%
2035 Retirement Strategy             $164,721                   .25%
2040 Retirement Strategy             $114,801                   .25%
2045 Retirement Strategy             $ 75,496                   .25%
2050 Retirement Strategy             $ 20,501                   .25%
2055 Retirement Strategy             $  7,428                   .25%

            During the fiscal year ended August 31, 2013, for the 2000 Retirement Strategy, 2005 Retirement Strategy, 2010 Retirement Strategy, 2015 Retirement Strategy, 2020 Retirement Strategy, 2025 Retirement Strategy, 2030 Retirement Strategy, 2035 Retirement Strategy, 2040 Retirement Strategy, 2045 Retirement Strategy, 2050 Retirement Strategy, and 2055 Retirement Strategy, expenses incurred by each Strategy and costs allocated to each Strategy in connection with activities primarily intended to result in the sale of Class K shares were as follows:

                              2000           2005           2010           2015           2020            2025
                              Retirement     Retirement     Retirement     Retirement     Retirement      Retirement
Category of Expense           Strategy       Strategy       Strategy       Strategy       Strategy        Strategy
-------------------           ---------      ---------      ---------      ---------      ---------       ---------
Advertising/                  $    87        $    94            $331       $    788       $  1,187        $  1,148
Marketing

Printing and
Mailing of
Prospectuses and
Semi-Annual and
Annual Reports to
Other Than Current
Shareholders                  $     0        $     0             $41       $    119       $    185        $    165

Compensation to
Underwriters                  $ 6,366        $ 5,691         $14,468       $ 31,322       $ 46,053        $ 46,102

Compensation to
Dealers                       $20,327        $23,231         $83,080       $193,989       $299,933        $286,394

Compensation to
Sales Personnel               $   580        $   683          $3,810       $  5,758       $ 10,151        $ 13,536

Interest, Carrying
or Other Financing
Charges                       $     0        $     0              $0       $      0       $      0        $      0

Other (Includes
Personnel Costs of
Those Home Office
Employees Involved
in the Distribution
Effort and the
Travel-related
Expenses Incurred
by the Marketing
Personnel
Conducting
Seminars)                     $ 5,647        $ 5,279         $14,128       $ 31,032       $ 45,819        $ 45,719

Totals                        $33,007        $34,978        $115,858       $263,008       $403,328        $393,064

                              2030           2035           2040           2045           2050            2055
                              Retirement     Retirement     Retirement     Retirement     Retirement      Retirement
Category of Expense           Strategy       Strategy       Strategy       Strategy       Strategy        Strategy
-------------------           ---------      ---------      ---------      ---------      ---------       ---------
Advertising/                  $    885       $    707       $    496       $    326       $    90         $    33
Marketing

Printing and
Mailing of
Prospectuses and
Semi-Annual and
Annual Reports to
Other Than Current
Shareholders                  $    128       $     92       $     62       $     34       $     0         $     0

Compensation to
Underwriters                  $ 35,213       $ 29,409       $ 20,806       $ 14,526       $ 5,528         $ 3,117

Compensation to
Dealers                       $222,098       $177,326       $123,994       $ 80,842       $21,257         $ 7,733

Compensation to
Sales Personnel               $  8,841       $  9,306       $  8,628       $  6,838       $ 2,554         $   989

Interest, Carrying
or Other Financing
Charges                       $      0       $      0       $      0       $      0       $     0         $     0

Other (Includes
Personnel Costs of
Those Home Office
Employees Involved
in the Distribution
Effort and the
Travel-related
Expenses Incurred
by the Marketing
Personnel
Conducting
Seminars)                     $ 34,879       $ 28,983       $ 20,405       $ 14,080       $ 5,049         $ 2,682

Totals                        $302,044       $245,823       $174,391       $116,646       $34,478         $14,554

            For the fiscal year ended August 31, 2013, for the 2000 Retirement Strategy, 2005 Retirement Strategy, 2010 Retirement Strategy, 2015 Retirement Strategy, 2020 Retirement Strategy, 2025 Retirement Strategy, 2030 Retirement Strategy, 2035 Retirement Strategy, 2040 Retirement Strategy, 2045 Retirement Strategy, 2050 Retirement Strategy, and 2055 Retirement Strategy, unreimbursed distribution expenses incurred and carried over of reimbursement in future years in respect of the Class B, Class C, Class R and Class K shares of each Strategy were as follows:

                              2000           2005           2010           2015           2020            2025
                              Retirement     Retirement     Retirement     Retirement     Retirement      Retirement
Class                         Strategy       Strategy       Strategy       Strategy       Strategy        Strategy
-----                         ---------      ---------      ---------      ---------      ---------       ---------
Class B                       $   59,922     $ 72,250       $   52,866     $   83,174     $   83,907      $   59,235
(% of the net
assets of Class B)                 36.59%       28.09%           15.80%          6.83%          5.52%           4.95%

Class C                       $  120,360     $132,097       $  135,790     $  135,190     $  156,015      $  125,750
(% of the net
assets of Class C)                 27.79%       46.78%            7.34%          2.55%          2.58%           2.66%

Class R                       $  357,026     $371,209       $  568,905     $  742,173     $  866,684      $  789,369
(% of the net
assets of Class R)                 32.71%       18.91%            7.98%          3.98%          2.91%           2.98%

Class K                       $1,409,162     $734,697       $1,095,942     $1,320,772     $1,762,825      $1,684,384
(% of the net
assets of Class K)                 26.59%        8.77%            4.45%          2.30%          1.93%           1.83%

                              2030           2035           2040           2045           2050            2055
                              Retirement     Retirement     Retirement     Retirement     Retirement      Retirement
Class                         Strategy       Strategy       Strategy       Strategy       Strategy        Strategy
-----                         ---------      ---------      ---------      ---------      ---------       ---------
Class B                       $   76,940     $   76,150     $  114,380     $ 75,732       $  6,941        $ 23,083
(% of the net
assets of Class B)                  7.20%          9.51%         12.45%       23.86%         18.80%          58.51%

Class C                       $  160,200     $  126,756     $  106,533     $107,908       $ 30,836        $ 74,853
(% of the net
assets of Class C)                  2.97%          3.56%          3.42%        4.63%          6.10%          21.19%

Class R                       $  837,594     $  628,482     $  695,033     $619,555       $543,710        $237,776
(% of the net
assets of Class R)                  2.97%          3.60%          3.61%        4.48%         19.35%          27.63%

Class K                       $1,519,028     $1,388,746     $1,155,532     $994,892       $539,750        $714,080
(% of the net
assets of Class K)                  2.06%          2.27%          2.58%        3.49%          6.00%          22.58%

Transfer Agency Agreement
-------------------------

            ABIS, an indirect wholly-owned subsidiary of the Adviser, located principally at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230, receives a transfer agency fee per account holder of each of the Class A shares, Class B shares, Class C shares, Class R shares, Class K shares, Class I shares and Advisor Class shares of each Strategy, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B and Class C shares is higher than the transfer agency fee with respect to the Class A, Class R, Class K and Class I and Advisor Class shares, reflecting the additional costs associated with the Class B and Class C CDSCs. For the fiscal year ended August 31, 2013, the AllianceBernstein 2000 Retirement Strategy, the AllianceBernstein 2005 Retirement Strategy, the AllianceBernstein 2010 Retirement Strategy, the AllianceBernstein 2015 Retirement Strategy, the AllianceBernstein 2020 Retirement Strategy, the AllianceBernstein 2025 Retirement Strategy, the AllianceBernstein 2030 Retirement Strategy, the AllianceBernstein 2035 Retirement Strategy, the AllianceBernstein 2040 Retirement Strategy, and the AllianceBernstein 2045 Retirement Strategy, the AllianceBernstein 2050 Retirement Strategy, and the AllianceBernstein 2055 Retirement Strategy paid ABIS $17,911, $17,895, $28,979, 64,923, $97,773, $91,200, $80,989, $61,478,
$53,838, $38,751, $17,830, and $17,803, respectively, in transfer agency fees.

            ABIS acts as the transfer agent for each Strategy. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of shares of the Strategies and disburses dividends and other distributions to Strategy shareholders.

            Many shares of the Strategies are owned by selected dealers or selected agents (as defined below), financial intermediaries or other financial representatives ("financial intermediaries") for the benefit of their customers. In those cases, the Strategies often do not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. Each Strategy, ABI and/or the Adviser pay to these financial intermediaries, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and related recordkeeping services in amounts ranging up to $19 per customer fund account per annum. Retirement plans may also hold shares of a Strategy in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Strategies, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.25% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by a Strategy, they are included in your Prospectus in such Strategy's expense tables under "Fees and Expenses of the Strategies." In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

            Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

--------------------------------------------------------------------------------

                               PURCHASE OF SHARES

--------------------------------------------------------------------------------

            The following information supplements that set forth in your Prospectus under the heading "Investing in the Strategies".

            Effective January 31, 2009, sales of Class B shares of the Strategies to new investors were suspended. Class B shares are only issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Strategies' Automatic Investment Program for accounts that established the Program prior to January 31, 2009, or (iv) for purchase of additional Class B shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009.

General
-------

            Shares of each Strategy are offered on a continuous basis at a price equal to their NAV plus an initial sales charge at the time of purchase ("Class A shares"), with a CDSC ("Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any CDSC ("Class C shares"), to group retirement plans, as defined below, eligible to purchase Class R shares, without any initial sales charge or CDSC ("Class R shares"), to group retirement plans eligible to purchase Class K shares, without any initial sales charge or CDSC ("Class K shares"), to group retirement plans and certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates eligible to purchase Class I shares, without any initial sales charge or CDSC ("Class I shares") or to investors eligible to purchase Advisor Class shares, without any initial sales charge or CDSC ("Advisor Class shares"), in each case as described below. "Group retirement plans" are defined as 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Strategies. All of the classes of shares of the Strategies, except the Class I and Advisor Class shares, are subject to Rule 12b-1 asset-based sales charges. Shares of each Strategy that are offered subject to a sales charge are offered through (i) investment dealers that are members of FINRA and have entered into selected dealer agreements with ABI ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with ABI ("selected agents") and (iii) ABI.

            Investors may purchase shares of a Strategy either through financial intermediaries or directly through ABI. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through the financial intermediary. Such financial intermediaries may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by each Strategy, including requirements as to classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Strategies are not responsible for, and have no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of financial intermediaries distributing a Strategy's shares may receive differing compensation for selling different classes of shares.

            In order to open your account, the Strategies or your financial intermediary are required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Strategies or your financial intermediary are unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

Frequent Purchases and Sales of Fund Shares
-------------------------------------------

            The Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Strategy shares or excessive or short-term trading that may disadvantage long-term Strategy shareholders. These policies are described below. There is no guarantee that the Strategies will be able to detect excessive or short-term trading and to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Strategies shares through purchases, sales and exchanges of shares. Each Strategy reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

            Risks Associated With Excessive Or Short-Term Trading Generally. While the Strategies will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Strategy's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Strategy shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Strategy to sell shares at inopportune times to raise cash to accommodate redemptions relating to short-term trading. In particular, a Strategy may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Strategy may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

            Strategies that may invest significantly in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time a Strategy calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Strategy share prices that are based on closing prices of securities of foreign issuers established some time before the Strategy calculates its own share price (referred to as "time zone arbitrage"). The Strategies have procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be the fair value of those securities at the time a Strategy calculates its NAV. While there is no assurance, the Strategies expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Strategy shareholders.

            A shareholder engaging in a short-term trading strategy may also target a Strategy that does not invest primarily in securities of foreign issuers. Any Strategy that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All Strategies may be adversely affected by price arbitrage.

            Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Strategies should be made for investment purposes only. The Strategies will seek to prevent patterns of excessive purchases and sales or exchanges of Strategy shares. The Strategies seek to prevent such practices to the extent they are detected by the procedures described below, subject to the Strategies' ability to monitor purchase, sale and exchange activity. The Strategies reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

            o Transaction Surveillance Procedures. The Strategies, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Strategy shares. This surveillance process involves several factors, which include scrutinizing transactions in Strategy shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Strategy shares during any 60-day period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Strategies may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third party authority to buy and sell Strategy shares, the Strategies may consider trades initiated by the account owner, such as trades initiated in connection with bona fide cash management purposes, separately in their analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

            o Account Blocking Procedures. If the Strategies determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the Strategies will take remedial action that may include issuing a warning, revoking certain account-related privileges (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or "blocking" future purchase or exchange activity. However, sales of Strategy shares back to a Strategy or redemptions will continue to be permitted in accordance with the terms of the Strategy's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. A blocked account will generally remain blocked for 90 days. Subsequent detections of excessive or short-term trading may result in an indefinite account block or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Strategy that the account holder did not or will not in the future engage in excessive or short-term trading.

            Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Strategies, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Strategies apply their surveillance procedures to these omnibus account arrangements. As required by SEC rules, the Strategies have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Strategies, upon the request of the Strategies or their agents, with individual account level information about their transactions. If the Strategies detect excessive trading through monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Strategies to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Strategy shares. For certain retirement plan accounts, the Strategies may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Strategy shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

Purchase of Shares
------------------

            Each Strategy reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If a Strategy suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.

            The public offering price of shares of each Strategy is its NAV, plus, in the case of Class A shares of the Strategy, a sales charge. On each Strategy business day on which a purchase or redemption order is received by a Strategy and trading in the types of securities in which the Strategy invests might materially affect the value of the Strategy's shares, the NAV per share is computed at the Strategy Closing Time, which is the close of regular trading on any day the Exchange is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) by dividing the value of a Strategy's total assets attributable to a class, less its liabilities, by the total number of its shares then outstanding. A Strategy business day is any day on which the Exchange is open for trading.

            The respective NAVs of the various classes of shares of each Strategy are expected to be substantially the same. However, the NAVs of the Class B, Class C and Class R shares of the Strategy will generally be slightly lower than the NAVs of the Class A, Class K, Class I and Advisor Class shares of the Strategy, as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.

            Each Strategy will accept unconditional orders for its shares to be executed at the public offering price equal to their NAV next determined (plus applicable Class A sales charges), as described below. Orders received by ABI prior to the Strategy Closing Time on each day the Exchange is open for trading are priced at the NAV computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchases of shares placed through financial intermediaries, the applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the Strategy Closing Time. The financial intermediary is responsible for transmitting such orders by a prescribed time to a Strategy or its transfer agent. If the financial intermediary fails to do so, the investor will not receive that day's NAV. If the financial intermediary receives the order after the Strategy Closing Time, the price received by the investor will be based on the NAV determined as of the Strategy Closing Time on the next business day.

            Each Strategy may, at its sole option, accept securities as payment for shares of the Strategy, including from certain affiliates of the Strategy in accordance with the Strategy's procedures, if the Adviser believes that the securities are appropriate investments for the Strategy. The securities are valued by the method described under "Net Asset Value" below as of the date the Strategy receives the securities and corresponding documentation necessary to transfer the securities to the Strategy. This is a taxable transaction to the shareholder.

            Following the initial purchase of the Strategy's shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Mutual Fund Application or an "Autobuy" application, both of which may be obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders with payment by electronic funds transfer may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before the Strategy Closing Time to receive that day's public offering price. Telephone purchase requests received after the Strategy Closing Time are automatically placed the following Strategy business day, and the applicable public offering price will be the public offering price determined as of the Strategy Closing Time on the following day.

            Full and fractional shares are credited to a shareholder's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to the Strategies, a Strategy will not issue share certificates representing shares of the Strategy. Ownership of the Strategy's shares will be shown on the books of the Strategy's transfer agent. Lost certificates will not be replaced with another certificate, but will be shown on the books of the Strategy's transfer agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates.

            Each class of shares of a Strategy represents an interest in the same portfolio of investments of that Strategy, has the same rights and is identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or CDSC, when applicable) and Class B and Class C shares bear the expense of the CDSC, (ii) Class B shares, Class C shares and Class R shares each bear the expense of a higher distribution services fee than that borne by Class A shares and Class K shares, and Class I shares and Advisor Class shares do not bear such a fee, (iii) Class B shares and Class C shares bear higher transfer agency costs than those borne by Class A shares, Class R shares, Class K shares, Class I shares and Advisor Class shares, (iv) Class B shares are subject to a conversion feature, and will convert to Class A shares under certain circumstances, and (v) each of Class A, Class B, Class C, Class R and Class K shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if a Strategy submits to a vote of the Class A shareholders, an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B shareholders, because the Class B shares convert to Class A shares under certain circumstances, and the Class A and Class B shareholders will vote separately by class. Each class has different exchange privileges and certain different shareholder service options available.

            The Directors of the Strategies have determined that currently no conflict of interest exists between or among the classes of shares of each Strategy. On an ongoing basis, the Directors of the Strategies, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Purchase Arrangements
---------------------------------

            Classes A, Class B and Class C Shares. Class A, Class B and Class C shares have the following alternative purchase arrangements: Class A shares are generally offered with an initial sales charge, Class B shares are generally offered with a CDSC and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for group retirement plans. See "Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts" below. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. Investors should consider whether, during the anticipated life of their investment in each Strategy, the accumulated distribution services fee and CDSCs on Class B shares prior to conversion, or the accumulated distribution services fee and CDSCs on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, ABI will reject any order (except orders from certain group retirement plans) for more than $100,000 for Class B shares (see "Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts"). Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at NAV. For this reason, ABI will reject any order for more than $1,000,000 for Class C shares.

            Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, most investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

            Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a CDSC for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in NAV or the effect of different performance assumptions.

            Those investors who prefer to have all of their funds invested initially but may not wish to retain Strategy shares for the four-year period during which Class B shares are subject to a CDSC may find it more advantageous to purchase Class C shares.

Compensation Paid to Principal Underwriter
------------------------------------------

            During the fiscal years ended August 31, 2013, August 31, 2012 and August 31, 2011, the aggregate amount of underwriting commissions payable with respect to Class A shares of the AllianceBernstein 2000 Retirement Strategy was $1,264, $4,291 and $7,931, respectively. Of this amount, ABI retained $12, $52 and $168, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

            During the fiscal years ended August 31, 2013, August 31, 2012 and August 31, 2011, the aggregate amount of underwriting commissions payable with respect to Class A shares of the AllianceBernstein 2005 Retirement Strategy was $2,998, $11,562 and $7,687, respectively. Of this amount, ABI retained $58, $282 and $8, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

            During the fiscal years ended August 31, 2013, August 31, 2012 and August 31, 2011, the aggregate amount of underwriting commissions payable with respect to Class A shares of the AllianceBernstein 2010 Retirement Strategy was $9,290, $23,534 and $44,789, respectively. Of this amount, ABI retained $83, $232 and $780, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

            During the fiscal years ended August 31, 2013, August 31, 2012 and August 31, 2011, the aggregate amount of underwriting commissions payable with respect to Class A shares of the AllianceBernstein 2015 Retirement Strategy was $30,251, $67,843 and $107,632, respectively. Of this amount, ABI retained $452, $1,196 and $2,380, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

            During the fiscal years ended August 31, 2013, August 31, 2012 and August 31, 2011, the aggregate amount of underwriting commissions payable with respect to Class A shares of the AllianceBernstein 2020 Retirement Strategy was $48,962, $95,124 and $137,091, respectively. Of this amount, ABI retained $1,085, $1,091 and $1,835, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

            During the fiscal years ended August 31, 2013, August 31, 2012 and August 31, 2011, the aggregate amount of underwriting commissions payable with respect to Class A shares of the AllianceBernstein 2025 Retirement Strategy was $52,115, $80,044 and $144,592, respectively. Of this amount, ABI retained $1,256, $1,213 and $1,687, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

            During the fiscal years ended August 31, 2013, August 31, 2012 and August 31, 2011 the aggregate amount of underwriting commissions payable with respect to Class A shares of the AllianceBernstein 2030 Retirement Strategy was $52,301, $110,497 and $138,045, respectively. Of this amount, ABI retained $1,296, $1,145 and $2,003, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

            During the fiscal years ended August 31, 2013, August 31, 2012 and August 31, 2011, the aggregate amount of underwriting commissions payable with respect to Class A shares of the AllianceBernstein 2035 Retirement Strategy was $42,370, $61,357 and $99,299, respectively. Of this amount, ABI retained $951, $631 and $899, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

            During the fiscal years ended August 31, 2013, August 31, 2012 and August 31, 2011, the aggregate amount of underwriting commissions payable with respect to Class A shares of the AllianceBernstein 2040 Retirement Strategy was $35,271, $54,799 and $89,280, respectively. Of this amount, ABI retained $327, $420 and $868, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

            During the fiscal years ended August 31, 2013, August 31, 2012 and August 31, 2011, the aggregate amount of underwriting commissions payable with respect to Class A shares of the AllianceBernstein 2045 Retirement Strategy was $37,316, $51,179 and $77,882, respectively. Of this amount, ABI retained $680, $540 and $522, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

            During the fiscal years ended August 31, 2013, August 31, 2012 and August 31, 2011, the aggregate amount of underwriting commissions payable with respect to Class A shares of the AllianceBernstein 2050 Retirement Strategy was $11,164, $17,874 and $20,394, respectively. Of this amount, ABI retained $91, $107 and $220, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

            During the fiscal years ended August 31, 2013, August 31, 2012 and August 31, 2011, the aggregate amount of underwriting commissions payable with respect to Class A shares of the AllianceBernstein 2055 Retirement Strategy was $3,787, $3,666 and $3,921, respectively. Of this amount, ABI retained $86, $115 and $171, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers.

            The following table shows the CDSCs received by ABI from each share class during the Strategies' last three fiscal years.

Fiscal                        Amounts           Amounts          Amounts
Year                          ABI Received      ABI Received     ABI Received in
Ended                         in CDSCs From     in CDSCs From    CDSCs From
August 31   Strategy          Class A Shares    Class B Shares   Class C Shares
---------   ---------         ---------------   ---------------  ---------------

2013        2000              $1,715                $0                $0
2012        Retirement           668                 0               167
2011        Strategy             226                 0                16

2013        2005              $  473            $1,000                $1
2012        Retirement         2,129               413               112
2011        Strategy           2,087                29                 9

2013        2010              $3,482                $0              $204
2012        Retirement         3,063               569                 0
2011        Strategy           2,261               773               327

2013        2015              12,320               $65              $122
2012        Retirement        17,987             1,636               560
2011        Strategy          13,593               995               211

2013        2020              11,892              $418            $1,481
2012        Retirement        17,223               665               320
2011        Strategy          11,418             2,534             1,781

2013        2025              12,183              $276              $949
2012        Retirement        19,933               962               221
2011        Strategy          16,778             1,225               858

2013        2030              $9,511              $206              $470
2012        Retirement        17,573             1,140               193
2011        Strategy          13,579             1,279             2,080

2013        2035              $7,507              $168              $169
2012        Retirement        20,742             1,175               105
2011        Strategy          17,723               335                18

2013        2040              $6,898              $664               $47
2012        Retirement        13,804               150               122
2011        Strategy          15,521             1,229               383

2013        2045              $8,673               $31              $115
2012        Retirement        15,305                 8               206
2011        Strategy          16,229               643               105

2013        2050              $4,453                $0              $171
2012        Retirement         2,526                 0                12
2011        Strategy           2,687               134                 6

2013        2055              $  295                $0                $0
2012        Retirement           321                $0                $0
2011        Strategy             451                 1                 2

Class A Shares
--------------

            The public offering price of Class A shares is the NAV plus a sales charge, as set forth below.


                                  Sales Charge
                                  -------------

                                                                  Discount or
                                                                 Commission to
                                                  As % of      Dealers or Agents
Amount of                     As % of Net       the Public       of up to % of
Purchase                    Amount Invested   Offering Price     Offering Price
--------                    ---------------   --------------     --------------

Up to $100,000                  4.44%             4.25%              4.00%
$100,000 up to $250,000         3.36              3.25               3.00
$250,000 up to $500,000         2.30              2.25               2.00
$500,000 up to $1,000,000*      1.78              1.75               1.50


--------
*     There is no initial sales charge on transactions of $1,000,000 or more.

            All or a portion of the initial sales charge may be paid to your financial representative. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a CDSC of up to 1%. The CDSC on Class A shares will be waived on certain redemptions, as described below under "-- Contingent Deferred Sales Charge." The Strategies receive the entire NAV of their Class A shares sold to investors. ABI's commission is the sales charge shown in the Prospectus less any applicable discount or commission "re-allowed" to selected dealers and agents. ABI will re-allow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, ABI may elect to re-allow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with ABI. A selected dealer who receives a re-allowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

            No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "AllianceBernstein Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AllianceBernstein Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC, or (iii) upon the automatic conversion of Class B shares as described below under "Class B Shares -- Conversion Feature". Each Strategy receives the entire NAV of its Class A shares sold to investors. ABI's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. ABI will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, ABI may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with ABI. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

            Commissions may be paid to selected dealers or agents who initiate or are responsible for Class A share purchases by a single shareholder in excess of $1,000,000 that are not subject to an initial sales charge at up to the following rates: 1.00% on purchases up to $3,000,000; 0.75% on purchases over $3,000,000 to $5,000,000; and 0.50% on purchases over $5,000,000. Commissions are paid based on cumulative purchases by a shareholder over the life of an account with no adjustments for redemptions, transfers or market declines.

            In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

            Class A Shares - Sales at NAV. Each Strategy may sell its Class A shares at NAV (i.e., without any initial sales charge) to certain categories of investors including:

            (i) investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's AllianceBernstein Institutional Investment Management Division;

            (ii) officers, directors and present full-time employees of selected dealers or agents, or the spouse or domestic partner, sibling, direct ancestor or direct descendant (collectively, "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;

            (iii) the Adviser, ABI, ABIS, and their affiliates; certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates;

            (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services; or clients of broker-dealers or other financial intermediaries approved by ABI who purchase Class A shares for their own accounts through self-directed brokerage accounts with the broker-dealers or financial intermediaries that may or may not charge a transaction fee to its clients

            (v) certain retirement plan accounts as described under "Alternative Purchase Arrangements-Group Retirement Plans and Tax-Deferred Accounts"; and

            (vi) current Class A shareholders of AllianceBernstein Mutual Funds and investors who receive a "Fair Funds Distribution" (a "Distribution") resulting from a SEC enforcement action against the Adviser and current Class A shareholders of AllianceBernstein Mutual Funds who receive a Distribution resulting from any SEC enforcement action related to trading in shares of AllianceBernstein Mutual Funds who, in each case, purchase shares of an AllianceBernstein Mutual Fund from ABI through deposit with ABI of the Distribution check.

Class B Shares
--------------

            Effective January 31, 2009, sales of Class B shares of the Strategies to new investors were suspended. Class B shares are only issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Strategies' Automatic Investment Program for accounts that established the Program prior to January 31, 2009, or (iv) for purchases of additional Class B shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009.

            Investors may purchase Class B shares at the public offering price equal to the NAV per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Strategies will receive the full amount of the investor's purchase payment.

            Conversion Feature. Eight years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for ABI to have been compensated for distribution expenses incurred in the sale of the shares.

            For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A shares.

            The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares
--------------

            Investors may purchase Class C shares at the public offering price equal to the NAV per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that each Strategy will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares. The Class C distribution services fee enables each Strategy to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of a Strategy and incur higher distribution services fees than Class A shares and Advisor Class shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.

            Contingent Deferred Sales Charge. Class B shares that are redeemed within four years of purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. Class A share purchases of $1,000,000 or more and Class C shares that are redeemed within one year of purchase will be subject to a CDSC of 1%, as will Class A share purchases by certain group retirement plans (see "Alternative Purchase Arrangement--Group Retirement Plans and Tax-Deferred Accounts") below. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

            To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the NAV per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase as set forth below).

            For Class B shares, the amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.


                                                   Contingent Deferred Sales
                                                   Charge for each Strategy
         Year                                      as a % of Dollar
         Since Purchase                            Amount Subject to Charge
         --------------                            ------------------------

         First                                            4.0%
         Second                                           3.0%
         Third                                            2.0%
         Fourth                                           1.0%
         Fifth and Thereafter                             None

            In determining the CDSC applicable to a redemption of Class B and Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AllianceBernstein Mutual Fund originally purchased by the shareholder. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares or Class C shares, as applicable, or purchase of CollegeBoundfund units.

            Proceeds from the CDSC are paid to ABI and are used by ABI to defray the expenses of ABI related to providing distribution-related services to the Strategies in connection with the sale of Strategy shares, such as the payment of compensation to selected dealers and agents for selling Strategy shares. The combination of the CDSC and the distribution services fee enables the Strategies to sell shares without a sales charge being deducted at the time of purchase.

            The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the Code and the rules and regulations thereunder, of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70 1/2, (iii) that had been purchased by present or former Directors of the Company, by a relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs--Systematic Withdrawal Plan" below), (v) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan, (vi) due to the complete termination of a trust upon the death of the trust grantor, beneficiary or trustee but only if the trust termination is specifically provided for in the trust document, or (vii) that had been purchased with proceeds from a Distribution resulting from any SEC enforcement action related to trading in shares of AllianceBernstein Mutual Funds through deposit with ABI of the Distribution check. The CDSC is also waived for (i) permitted exchanges of shares, (ii) holders of Class A shares who purchased $1,000,000 or more of Class A shares where the participating broker or dealer involved in the sale of such shares waived the commission it would normally receive from ABI or (iii) Class C shares sold through programs offered by financial intermediaries and approved by ABI where such programs offer only shares that are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for a Strategy, or in the case of a group retirement plan, a single account for each plan, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares.

Class R Shares
--------------

            Class R shares are offered only to group retirement plans. Class R shares are not available to retail non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and to AllianceBernstein sponsored retirement products. Class R shares incur a .50% distribution services fee and thus have a higher expense ratio than Class A shares, Class K shares and Class I shares and pay correspondingly lower dividends than Class A shares, Class K shares and Class I shares.

Class K Shares
--------------

            Class K shares are available at NAV to group retirement plans. Class K shares generally are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein sponsored retirement products. Class K shares do not have an initial sales charge or CDSC but incur a ..25% distribution services fee and thus (i) have a lower expense ratio than Class R shares and pay correspondingly higher dividends than Class R shares and
(ii) have a higher expense ratio than Class I shares and pay correspondingly lower dividends than Class I shares.

Class I Shares
--------------

            Class I shares are available at NAV to certain group retirement plans and to certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates. Class I shares generally are not available to retail non-retirement accounts, traditional and ROTH IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein sponsored retirement products. Class I shares do not incur any distribution services fees and will thus have a lower expense ratio and pay correspondingly higher dividends than Class R and Class K shares.

Advisor Class Shares
--------------------

            Advisor Class shares of each Strategy may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by ABI, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that purchase shares directly without the involvement of a financial intermediary, (iii) by officers and present or former Directors of the Strategies or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investments in accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates, Relatives of any such person, or any trust, individual retirement account or retirement plan for the benefit of any such person or (iv) by the categories of investors described in clauses (i), (iii) and through (iv) under "Class A Shares --Sales at NAV" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares). Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of a Strategy in order to be approved by ABI for investment in Advisor Class shares. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Advisor Class shares do not incur any distribution services fees, and will thus have a lower expense ratio and pay correspondingly higher dividends than Class A, Class B, Class C, Class R or Class K shares.

Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts
---------------------------------------------------------------------------

            Each Strategy offers special distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Strategy, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of a Strategy. In addition, the Class A, and Class B CDSC may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectus and this SAI. The Strategies are not responsible for, and have no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

            Class A Shares. Class A shares are available at NAV to all AllianceBernstein sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 or more employees. ABI measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not eligible at the beginning of a month for purchases of Class A shares at NAV meets the asset level or number of employees required for such eligibility, later in that month all purchases by the plan will be subject to a sales charge until the monthly measurement of assets and employees. If the plan terminates a Strategy as an investment option within one year, then all plan purchases of Class A shares will be subject to a 1%, 1-year CDSC on redemption.

            Class A shares are also available at NAV to group retirement plans. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at NAV) other than the service fee paid pursuant to each Strategy's Rule 12b-1 Plan.

            Class B Shares. Class B shares are generally not available for purchase by group retirement plans. However, Class B shares may continue to be purchased by group retirement plans that have already selected Class B shares as an investment alternative under their plan prior to September 2, 2003.

            Class C Shares. Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. If an AllianceBernstein Link, AllianceBernstein Individual 401(k) or AllianceBernstein SIMPLE IRA plan holding Class C shares becomes eligible to purchase Class A shares at NAV, the plan sponsor or other appropriate fiduciary of such plan may request ABI in writing to liquidate the Class C shares and purchase Class A shares with the liquidation proceeds. Any such liquidation and repurchase may not occur before the expiration of the 1-year period that begins on the date of the plan's last purchase of Class C shares.

            Class R Shares. Class R shares are available to certain group retirement plans. Class R shares are not subject to front-end sales charge or CDSC, but are subject to a .50% distribution fee.

            Class K Shares. Class K shares are available to certain group retirement plans. Class K shares are not subject to a front-end sales charge or CDSC, but are subject to a .25% distribution fee.

            Class I Shares. Class I shares are available to certain group retirement plans and certain institutional clients of the Adviser who invest at least $2 million in a Strategy. Class I shares are not subject to a front-end sales charge, CDSC or a distribution fee.

            Choosing a Class of Shares for Group Retirement Plans. Plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of a Strategy, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from a Strategy's share class eligibility criteria before determining whether to invest.

            Currently, each Strategy also makes its Class A shares available at NAV to group retirement plans. Unless waived under the circumstances described above, a 1%, 1-year CDSC applies to the sale of Class A shares by a plan. Because Class K shares have no CDSC and lower 12b-1 distribution fees and Class I shares have no CDSC or Rule 12b-1 distribution fees, plans should consider purchasing Class K or Class I shares, if eligible, rather than Class A shares.

            In selecting among the Class A, Class K and Class R shares, plans purchasing shares through a financial intermediary that is not willing to waive advance commission payments (and therefore are not eligible for the waiver of the 1%, 1-year CDSC applicable to Class A shares) should weigh the following:

            o the lower Rule 12b-1 distribution fees (0.30%) and the 1%, 1-year CDSC with respect to Class A shares;

            o the higher Rule 12b-1 distribution fees (0.50%) and the absence of a CDSC with respect to Class R shares; and

            o the lower Rule 12b-1 distribution fees (0.25%) and the absence of a CDSC with respect to Class K shares.

            Because Class A and Class K shares have lower Rule 12b-1 distribution fees than Class R shares, plans should consider purchasing Class A or Class K shares, if eligible, rather than Class R shares.

            As described above, effective January 31, 2009, sales of Class B shares to new investors were suspended. While Class B shares were generally not available to group retirement plans, Class B shares are available for continuing contributions from plans that have already selected Class B shares as an investment option under their plans prior to September 2, 2003. Plans should weigh the fact that Class B shares will convert to Class A shares after a period of time against the fact that Class A, Class R, Class K and Class I shares have lower expenses, and therefore may have higher returns, than Class B shares, before determining which class to make available to its plan participants.

Sales Charge Reduction Programs for Class A Shares
--------------------------------------------------

            The AllianceBernstein Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, a Strategy must be notified by the shareholder or his or her financial intermediary that they qualify for such a reduction. If a Strategy is not notified that a shareholder is eligible for these reductions, that Strategy will be unable to ensure that the reduction is applied to the shareholder's account.

            Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of the Underlying Portfolio (or any other AllianceBernstein Mutual Fund) into a single "purchase." By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements-Class A Shares." A "purchase" means a single purchase or concurrent purchases of shares of the Underlying Portfolio or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by (i) an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 years purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts; (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of the Strategies or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

            Currently, the AllianceBernstein Mutual Funds include:

AllianceBernstein Blended Style Series, Inc.
  -2000 Retirement Strategy
  -2005 Retirement Strategy
  -2010 Retirement Strategy
  -2015 Retirement Strategy
  -2020 Retirement Strategy
  -2025 Retirement Strategy
  -2030 Retirement Strategy
  -2035 Retirement Strategy
  -2040 Retirement Strategy
  -2045 Retirement Strategy
  -2050 Retirement Strategy
  -2055 Retirement Strategy
AllianceBernstein Bond Fund, Inc.
  -AllianceBernstein Bond Inflation Strategy
  -AllianceBernstein Government Reserves Portfolio -AllianceBernstein Intermediate Bond Portfolio -AllianceBernstein Limited Duration High Income Portfolio -AllianceBernstein Municipal Bond Inflation Strategy -AllianceBernstein Real Asset Strategy
  -AllianceBernstein Tax-Aware Fixed Income Portfolio AllianceBernstein Cap Fund, Inc.
  -AllianceBernstein Dynamic All Market Fund
  -AllianceBernstein Emerging Markets Multi-Asset Portfolio -AllianceBernstein International Discovery Equity Portfolio -AllianceBernstein Market Neutral Strategy-U.S. -AllianceBernstein Market Neutral Strategy-Global -AllianceBernstein Select US Equity Portfolio -AllianceBernstein Select US Long/Short Portfolio -AllianceBernstein Small Cap Growth Portfolio
AllianceBernstein Core Opportunities Fund, Inc. AllianceBernstein Discovery Growth Fund, Inc. AllianceBernstein Equity Income Fund, Inc.
AllianceBernstein Exchange Reserves
AllianceBernstein Global Bond Fund, Inc.
AllianceBernstein Global Real Estate Investment Fund, Inc. AllianceBernstein Global Risk Allocation Fund, Inc. AllianceBernstein Global Thematic Growth Fund, Inc. AllianceBernstein Growth and Income Fund, Inc. AllianceBernstein High Income Fund, Inc.
AllianceBernstein International Growth Fund, Inc. AllianceBernstein Large Cap Growth Fund, Inc. AllianceBernstein Municipal Income Fund, Inc.
  -California Portfolio
  -National Portfolio
  -New York Portfolio
  -AllianceBernstein High Income Municipal Portfolio AllianceBernstein Municipal Income Fund II
  -Arizona Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
AllianceBernstein Trust
  -AllianceBernstein Discovery Value Fund
  -AllianceBernstein Global Value Fund
  -AllianceBernstein International Value Fund
  -AllianceBernstein Value Fund
AllianceBernstein Unconstrained Bond Fund, Inc.
The AllianceBernstein Portfolios
  -AllianceBernstein Balanced Wealth Strategy
  -AllianceBernstein Conservative Wealth Strategy
  -AllianceBernstein Growth Fund
  -AllianceBernstein Tax-Managed Balanced Wealth Strategy -AllianceBernstein Tax-Managed Wealth Appreciation Strategy -AllianceBernstein Tax-Managed Conservative Wealth Strategy -AllianceBernstein Wealth Appreciation Strategy
Sanford C. Bernstein Fund, Inc.
  -Intermediate California Municipal Portfolio
  -Intermediate Diversified Municipal Portfolio
  -Intermediate New York Municipal Portfolio
  -International Portfolio
  -Overlay A Portfolio
  -Overlay B Portfolio
  -Short Duration Portfolio
  -Tax-Aware Overlay A Portfolio
  -Tax-Aware Overlay B Portfolio
  -Tax-Aware Overlay C Portfolio
  -Tax-Aware Overlay N Portfolio
  -Tax-Managed International Portfolio

            Prospectuses for the AllianceBernstein Mutual Funds may be obtained without charge by contacting ABIS at the address or the "For Literature" telephone number shown on the front cover of this SAI or on the Internet at www.AllianceBernstein.com.

            Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of a Strategy may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares." In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

            (i)   the investor's current purchase;

            (ii) the higher of cost or NAV (at the close of business on the previous day) of (a) all shares of each Strategy held by the investor and (b) all shares held by the investor of any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the investor, his or her spouse or domestic partner, or child under the age of 21 is the participant; and

            (iii) the higher of cost or NAV of all shares described in paragraph
                  (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

            The initial sales charge you pay on each purchase of Class A shares will take into account your accumulated holdings in all class of shares of AllianceBernstein Mutual Funds. Your accumulated holdings will be calculated as
(a) the value of your existing holdings as of the day prior to your additional investment or (b) the amount you have invested including reinvested distributions but excluding appreciation less the amount of any withdrawals, whichever is higher.

            For example, if an investor owned shares of an AllianceBernstein Mutual Fund that were purchased for $200,000 and were worth $190,000 at their then current NAV and, subsequently, purchased Class A shares of the Fund worth an additional $100,000, the initial sales charge for the $100,000 purchase would be the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

            Letter of Intent. Class A investors may also obtain the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares" by means of a written Letter of Intent, which expresses the investor's intention to invest at least $100,000 in Class A shares of the Strategies or any AllianceBernstein Mutual Fund within 13 months. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent.

            Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AllianceBernstein Mutual Funds under a single Letter of Intent. The AllianceBernstein Mutual Funds will use the higher of cost or current NAV of the investor's existing investments and of those accounts with which investments are combined via Combined Purchase Privileges toward the fulfillment of the Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of the Strategies, the investor and the investor's spouse or domestic partner each purchase shares of the Strategies worth $20,000 (for a total of $40,000), but the current NAV of all applicable accounts is $45,000 at the time a $100,000 Letter of Intent is initiated, it will only be necessary to invest a total of $55,000 during the following 13 months in shares of the Strategies or any other AllianceBernstein Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

            The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Strategy shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

            Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of a Strategy can obtain a form of Letter of Intent by contacting ABIS at the address or telephone numbers shown on the cover of this SAI.

            Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A shares may reinvest all or any portion of the proceeds from that redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the NAV next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of a Strategy within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Strategies at the address shown on the cover of this SAI.

            Dividend Reinvestment Program. Under a Strategy's Dividend Reinvestment Program, unless you specify otherwise, your dividends and distributions will be automatically reinvested in the same class of shares of the Strategy without an initial sales charge or CDSC. If you elect to receive your distributions in cash, you will only receive a check if the distribution is equal to or exceeds $25.00. Distributions of less than $25.00 will automatically be reinvested in Strategy shares. To receive distributions of less than $25.00 in cash, you must have bank instructions associated to your account so that distributions can be delivered to you electronically via Electronic Funds Transfer using the Automated Clearing House or "ACH". If you elect to receive distributions by check, your distributions and all subsequent distributions may nonetheless be reinvested in additional shares of the Strategy under the following circumstances:

            (a) the postal service is unable to deliver your checks to your address of record and the checks are returned to the Strategy's transfer agent as undeliverable; or

            (b) your checks remain uncashed for nine months.

             Additional shares of the Strategy will be purchased at the then current NAV. You should contact the Strategy's transfer agent to change your distribution option. Your request to do so must be received by the transfer agent before the record date for a distribution in order to be effective for that distribution. No interest will accrue on amounts represented by uncashed distribution checks.

            Dividend Direction Plan. A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct that income dividends and/or capital gains paid by one AllianceBernstein Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of the other AllianceBernstein Mutual Fund(s). Further information can be obtained by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Mutual Fund Application. Current shareholders should contact ABIS to establish a dividend direction plan.

Systematic Withdrawal Plan
--------------------------

            General. Any shareholder who owns or purchases shares of a Strategy having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 70-1/2 who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from a Strategy automatically reinvested in additional shares of the Strategy.

            Shares of a Strategy owned by a participant in the Strategies' systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class A, Class B, and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Strategies.

            Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Strategies' involuntary redemption provisions. See "Redemption and Repurchase of Shares - General". Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

            Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Strategy should complete the appropriate portion of the Mutual Fund Application, while current Strategy shareholders desiring to do so can obtain an application form by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

            CDSC Waiver for Class A Shares, Class B Shares, and Class C Shares. Under the systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class A, Class B, or Class C shares in a shareholder's account may be redeemed free of any CDSC.

            Class B shares that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.

            With respect to Class A and Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

Payments to Financial Advisors and Their Firms
----------------------------------------------

            Financial intermediaries market and sell shares of the Strategies. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Strategies. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or a Strategy may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

            In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

            In the case of Class B shares, ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

            In the case of Class C shares, ABI may pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

            In the case of Class R and Class K shares, up to 100% of the Rule 12b-1 fee applicable to Class R and Class K shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R and Class K shares.

            In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees. ABI may pay a portion of "ticket" or other transactional charges.

            Your financial advisor's firm receives compensation from the Strategies, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

            o     upfront sales commissions;

            o     Rule 12b-1 fees;

            o     additional distribution support;

            o     defrayal of costs for educational seminars and training; and

            o payments related to providing shareholder record-keeping and/or transfer agency services.

            Please read your Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support
----------------------------------------------------------------

            In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," in your Prospectus, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.

            For 2013, ABI expects to pay approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $21 million, for distribution services and education support related to the AllianceBernstein Mutual Funds. In 2012, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19 million, for distribution services and education support related to the AllianceBernstein Mutual Funds.

            A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational or marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list". ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

            The Strategies and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Expenses of the Strategies - Transfer Agency Agreement" above. These expenses paid by each Strategy are included in "Other Expenses" under "Fees and Expenses of the Strategies - Annual Fund Operating Expenses" in your Prospectus.

            If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

            Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Strategies, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of your purchase.

            ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

            Advisor Group, Inc.
            Ameriprise Financial Services
            AXA Advisors
            Cadaret, Grant & Co.
            CCO Investment Services Corp.
            Chase Investment Services
            Citigroup Global Markets, Inc.
            Commonwealth Financial Network
            Donegal Securities
            Financial Network Investment Company
            LPL Financial
            Merrill Lynch
            Morgan Stanley
            Multi-Financial Securities Corporation
            Northwestern Mutual Investment Services
            PrimeVest Financial Services
            Raymond James
            RBC Wealth Management
            Robert W. Baird
            UBS Financial Services
            Wells Fargo Advisors

            ABI expects that additional firms may be added to this list from time to time.

            Although the Strategies may use brokers and dealers who sell shares of the Strategies to effect portfolio transactions, the Strategies do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

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                      REDEMPTION AND REPURCHASE OF SHARES

--------------------------------------------------------------------------------

            The following information supplements that set forth in your Prospectus under the heading "Investing in the Strategies". If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of a Strategy that are different from those described herein. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Similarly, if you are a shareholder through a group retirement plan, your plan may impose requirements with respect to the purchase, sale or exchange of shares of a Fund that are different from those imposed below. The Strategies have authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Strategies' behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Strategies.

Redemption
-----------

            Subject only to the limitations described below, the Strategies will redeem the shares tendered to them, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC which may be applicable to Class A, Class B or Class C shares, there is no redemption charge. Payment of the redemption price normally will be made within seven days after the Strategies' receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial intermediary.

            The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by a Strategy of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for a Strategy fairly to determine the value of its net assets, or for such other periods as the SEC may by order permit for the protection of security holders of a Strategy.

            Payment of the redemption price normally will be made in cash or may, at the option of a Strategy, be made in-kind. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of a Strategy's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his or her hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

            To redeem shares of a Strategy for which no share certificates have been issued, the registered owner or owners should forward a letter to that Strategy containing a request for redemption. The Strategies may require the signature or signatures on the letter to be Medallion Signature Guaranteed. Please contact ABIS to confirm whether a Medallion Signature Guarantee is needed.

            To redeem shares of a Strategy represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Strategy with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each share certificate surrendered to that Strategy for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the share certificate or certificates or, where tender is made by mail, separately mailed to that Strategy. The signature or signatures on the assignment form must be guaranteed in the manner described above.

            Telephone Redemption By Electronic Funds Transfer. Each Strategy shareholder is entitled to request redemption by electronic funds transfer (of shares for which no stock certificates have been issued) by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Mutual Fund Application or, if an existing shareholder has not completed this portion, by an "Autosell" application obtained from ABIS (except for certain omnibus accounts). A telephone redemption request by electronic funds transfer may not exceed $100,000 and must be made by the Strategy Closing Time, on a Strategy business day. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

            Telephone Redemption By Check. Each Strategy shareholder is eligible to request redemption by check of Strategy shares for which no share certificates have been issued by telephone at (800) 221-5672 before the Strategy Closing Time, on a Strategy business day in an amount not exceeding $100,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to ABIS, or by checking the appropriate box on the Mutual Fund Application.

            Telephone Redemptions - General. During periods of drastic economic, market, or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI. The Strategies reserve the right to suspend or terminate their telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Strategies, the Adviser, ABI nor ABIS will be responsible for the authenticity of telephone requests for redemptions that the Strategies reasonably believe to be genuine. The Strategies will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Strategies did not employ such procedures, they could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

            A Strategy may redeem shares through ABI or financial intermediaries. The repurchase price will be the NAV next determined after ABI receives the request (less the CDSC, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through financial intermediaries before the Strategy Closing Time on any day will be executed at the NAV determined as of the Strategy Closing Time on that day if received by ABI prior to its close of business on that day (normally 5:00 p.m., Eastern time). The financial intermediary is responsible for transmitting the request to ABI by 5:00 p.m., Eastern time (certain financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to ABI after 5:00 p.m., Eastern time, and receive that day's NAV). If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and that financial intermediary. A shareholder may offer shares of a Strategy to the Principal Underwriter either directly or through a financial intermediary. Neither the Strategies nor ABI charges a fee or commission in connection with the redemption of shares (except for the CDSC, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of a Strategy are offered through a financial intermediary, the repurchase is settled by the shareholder as an ordinary transaction with or through the financial intermediary, who may charge the shareholder for this service. The redemption of shares of a Strategy as described above with respect to financial intermediaries is a voluntary service of the Strategies and a Strategy may suspend or terminate this practice at any time.

      Account Closure
      ----------------

            Each Strategy reserves the right to close out an account that has remained below $1,000 for 90 days. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of a Strategy recently purchased by check, redemption proceeds will not be made available until the Strategy is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

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                              SHAREHOLDER SERVICES

--------------------------------------------------------------------------------

            The following information supplements that set forth in your Prospectus under the heading "Investing in the Strategies." The shareholder services set forth below are applicable to all classes of shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program or a shareholder in a group retirement plan, your fee-based program or retirement plan may impose requirements with respect to the purchase, sale or exchange of shares of a Strategy that are different from those described herein.

            Automatic Investment Program
            -----------------------------

            Investors may purchase shares of a Strategy through an automatic investment program utilizing "Electronic Funds Transfer" drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount are used to purchase shares through the financial intermediary designated by the investor at the public offering price next determined after ABI receives the proceeds from the investor's bank. The monthly drafts must be in minimum amounts of either $50 or $200, depending on the investor's initial purchase. If an investor makes an initial purchase of at least $2,500, the minimum monthly amount for pre-authorized drafts is $50. If an investor makes an initial purchase of less than $2,500, the minimum monthly amount for pre-authorized drafts is $200 and the investor must commit to a monthly investment of at least $200 until the investor's account balance is $2,500 or more. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Mutual Fund Application. As of January 31, 2009, the Automatic Investment Program is available for purchase of Class B shares only if a shareholder were enrolled in the Program prior to January 31, 2009. Current shareholders should contact ABIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

            Shareholders committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 are able to continue their program despite the $500 monthly minimum.

Exchange Privilege
------------------

            You may exchange your investment in the Strategies for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) if the other AllianceBernstein Mutual Fund in which you wish to invest offers shares of the same class. In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any AllianceBernstein Mutual Fund, (iii) certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates and (iv) certain persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services may, on a tax-free basis, exchange Class A or Class C shares of the Strategies for Advisor Class shares of the Strategies or Class C shares of the Strategies for Class A shares of the Strategies. Exchanges of shares are made at the NAV next determined and without sales or service charges. Exchanges may be made by telephone or written request. In order to receive a day's NAV, ABIS must receive and confirm a telephone exchange request by 4:00 p.m., Eastern time on that day. Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares of that Strategy. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the AllianceBernstein Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

            Please read carefully the prospectus of the AllianceBernstein Mutual Fund into which you are exchanging before submitting the request. Call ABIS at
(800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A or Class C shares of a Strategy for Advisor Class shares or Class C shares for Class A shares of the same Strategy, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted, or terminated on 60 days' written notice.

            All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the AllianceBernstein Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges of shares of AllianceBernstein Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

            Each Strategy shareholder and the shareholder's financial intermediary are authorized to make telephone requests for exchanges unless ABIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Mutual Fund Application. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

            Eligible shareholders desiring to make an exchange should telephone ABIS with their account number and other details of the exchange at (800) 221-5672 before the Strategy Closing Time on a Strategy business day as defined above. Telephone requests for exchange received before the Strategy Closing Time will be processed as of the close of business on that day. During periods of drastic economic, market, or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI.

            A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Strategy shares (minimum $25) is automatically exchanged for shares of another AllianceBernstein Mutual Fund.

            None of the AllianceBernstein Mutual Funds, the Adviser, ABI or ABIS will be responsible for the authenticity of telephone requests for exchanges that a Strategy reasonably believes to be genuine. A Strategy will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If a Strategy did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

            The exchange privilege is available only in states where shares of the AllianceBernstein Mutual Fund being acquired may be legally sold. Each AllianceBernstein Mutual Fund reserves the right, at any time on 60 days' written notice to its shareholders, to modify, restrict or terminate the exchange privilege.

Statements and Reports
----------------------

            Each shareholder of a Strategy receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of that Strategy's independent registered public accounting firm, Ernst & Young LLP, 5 Times Square, New York, New York 10036, as well as a confirmation of each purchase and redemption. By contacting his or her financial intermediary or ABIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

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                                NET ASSET VALUE

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            The NAV of each Strategy is computed on any day the Exchange is open at the close of regular trading (ordinarily, 4:00 Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) following receipt of a purchase or redemption order by a Strategy on each Strategy business day on which such an order is received and on such other days as the Board deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. Each Strategy's NAV is calculated by dividing the value of that Strategy's total assets, less its liabilities, by the total number of its shares then outstanding. A Strategy business day is any weekday on which the Exchange is open for trading.

            Portfolio securities are valued at current market value or at fair value as determined in accordance with applicable rules under the 1940 Act and the Strategies' pricing policies and procedures (the "Pricing Policies") established by and under the general supervision of the Board. The Board has delegated to the Adviser, subject to the Board's continuing oversight, certain of the Board's duties with respect to the Pricing Policies. The Adviser has established a Valuation Committee, which operates under policies and procedures approved by the Board, to value a Strategy's assets on behalf of the Strategy.

            Whenever possible, securities are valued based on market information on the business day as of which the value is being determined, as follows:

            (a) a security listed on the Exchange or on other national or foreign exchange (other than securities listed on the NASDAQ Stock Exchange ("NASDAQ")) is valued at the last sale price reflected on the consolidated tape at the close of the exchange. If there has been no sale on the relevant business day, the security is valued at the last traded price from the previous day. On the following day, the security is valued in good faith at fair value by, or in accordance with procedures approved by, the Board;

            (b) a security traded on NASDAQ is valued at the NASDAQ Official Closing Price;

            (c) a security traded on more than one exchange is valued in accordance with paragraph (a) above by reference to the principal exchange (as determined by the Adviser) on which the security is traded;

            (d) a listed or OTC put or call option is valued at the mid level between the current bid and asked prices (for options or futures contracts, see item (e)). If neither a current bid nor a current ask price is available, the Adviser will have discretion to determine the best valuation (e.g., last trade price) and then bring the issue to the Valuation Committee the next day;

            (e) an open futures contract and any option thereon are valued at the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the relevant business day, the security is valued at the last available closing settlement price;

            (f) a listed right is valued at the last traded price provided by approved vendors. If there has been no sale on the relevant business day, the right is valued at the last traded price from the previous day. On the following day, the security is valued in good faith at fair value. For an unlisted right, the calculation used in determining a value is the price of the reference security minus the subscription price multiplied by the terms of the right. There may be some instances when the subscription price is greater than the referenced security right. In such instances, the right would be valued as worthless;

            (g) a listed warrant is valued at the last traded price provided by approved vendors. If there is no sale on the relevant business day, the warrant is valued at the last traded price from the previous day. On the following day, the security is valued in good faith at fair value. All unlisted warrants are valued in good faith at fair value. Once a warrant has expired, it will no longer be valued;

            (h) preferred securities are valued based on prices received from approved vendors that use last trade data for listed preferreds and evaluated bid prices for non-listed preferreds, as well as for listed preferreds when there is no trade activity;

            (i) a U.S. Government security and any other debt instrument having 60 days or less remaining until maturity generally is valued at amortized cost if its original maturity was 60 days or less, or by amortizing its fair value as of the 61st day prior to maturity if the original term to maturity exceeded 60 days, unless in either case the Adviser determines, in accordance with procedures established by the Board, that this method does not represent fair value. The Adviser is responsible for monitoring whether any circumstances have incurred that indicate that the use of amortized cost method for any security is not appropriate due to such factors as, but not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates;

            (j) a fixed-income security is typically valued on the basis of bid prices provided by an approved pricing vendor when the Adviser believes that such prices reflect the market value of the security. In certain markets, the market convention may be to use the mid price between bid and offer. Fixed-income securities may be valued on the basis of mid prices when the approved pricing vendor normally provides mid prices, reflecting the conventions of the particular markets. The prices provided by an approved pricing vendor may take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. If the Adviser determines that an appropriate pricing vendor does not exist for a security in a market that typically values such securities on the basis of a bid price, the security is valued on the basis of a quoted bid price or spread over the applicable yield curve (a bid spread) by a broker-dealer in such security. The second highest price will be utilized whenever two or more quoted bid prices are obtained. If an appropriate pricing vendor does not exist for a security in a market where convention is to use the mid price, the security is valued on the basis of a quoted mid price by a broker-dealer in such security. The second highest price will be utilized whenever two or more quoted mid prices are obtained;

            (k) a mortgage-backed or asset-backed security is valued on the basis of bid prices obtained from pricing vendor or bid prices obtained from multiple major broker-dealers in the security when the Adviser believes that these prices reflect the market value of the security. In cases in which broker/dealer quotes are obtained, the Adviser has procedures for using changes in market yields or spreads to adjust, on a daily basis, a recently obtained quoted bid-price on a security. The second highest price will be utilized whenever two or more quoted bid prices are obtained;

            (l) bank loans are valued on the basis of bid prices provided by an approved pricing vendor;

            (m) bridge loans are valued at value, which equates to the outstanding loan amount, unless it is determined by the Valuation Committee that any particular bridge loan should be valued at something other than outstanding loan amount. This may occur from a significant change in the high yield market and/or a significant change in the states of any particular issuer or issuers of bridge loans;

            (n) whole loans: residential and commercial mortgage whole loans and whole loan pools are fair market priced by an approved pricing vendor;

            (o) forward and spot currency pricing is provided by an approved pricing vendor. The rate provide by the approved pricing vendor is a mid price for forward and spot rates. In most instances whenever both an "onshore" rate and an "offshore" (i.e., non deliverable forward "NDF") rate is available, the Adviser will use the offshore (NDF) rate. NDF contracts are used for currencies where it is difficult (and sometimes impossible) to take actual delivery of the currency;

            (p) swap pricing: Various approved external vendors are used to obtain pricing information and analysis. This information is placed into various pricing models (depending on the type of derivative) to devise a price for each investment. These pricing models are monitored/reviewed on an ongoing basis by the Adviser;

            (q) interest rate caps and floors are valued at the latest present value of the terms of the agreement, which is provided by approved pricing vendors; and

            (r) open-end mutual funds are valued at the closing NAV per share and closed-end funds are valued at the closing market price per share.

            Each Strategy values its securities at their current market value determined on the basis of market quotations as set forth above or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Board. When a Strategy uses fair value pricing, it may take into account any factors it deems appropriate. A Strategy may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by a Strategy to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

            Each Strategy expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Each Strategy may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before each Strategy values its securities at the close of regular trading on any day the Exchange is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, a Strategy believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, that Strategy may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

            Subject to its oversight, the Board has delegated responsibility for valuing each Strategy's assets to the Adviser. The Adviser has established a Pricing Group, which operates under the policies and procedures approved by the Board, to value each Strategy's assets on behalf of that Strategy. The Pricing Group values each Strategy's assets as described above.

            The Board may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for that Strategy to dispose of securities owned by it or to determine fairly the value of its net assets, or
(3) for the protection of shareholders, the SEC by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

            For purposes of determining a Strategy's NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board.

            The assets attributable to the Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares of each Strategy are invested together in a single portfolio. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Strategies in accordance with Rule 18f-3 under the 1940 Act.

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                       DIVIDENDS, DISTRIBUTIONS AND TAXES

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            Dividends paid by the Strategies, if any, with respect to Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fee applicable to Class B and C shares, and any incremental transfer agency costs relating to Class B and Class C shares, will be borne exclusively by the class to which they relate.

            The following summary addresses only the principal U.S. federal income tax considerations pertinent to the Strategies and to shareholders of the Strategies. This summary does not address the U.S. federal income tax consequences of owning shares to all categories of investors, some of which may be subject to special rules. This summary is based upon the advice of counsel for the Strategies and upon current law and interpretations thereof. No confirmation has been obtained from the relevant tax authorities. There is no assurance that the applicable laws and interpretations will not change.

            In view of the individual nature of tax consequences, each shareholder is advised to consult the shareholder's own tax adviser with respect to the specific tax consequences of being a shareholder of the Strategies, including the effect and applicability of federal, state, local, foreign and other tax laws and the effects of changes therein.

United States Federal Income Taxation of Dividends and Distributions
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General
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            Each Strategy intends for each taxable year to qualify to be taxed as a "regulated investment company" under the Code. To so qualify, a Strategy must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currency or net income derived from interests in certain qualified publicly traded partnerships; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Strategy's assets is represented by cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities with respect to which the Strategy's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Strategy's assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Strategy's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies), securities (other than securities of other regulated investment companies) of any two or more issuers which the Strategy controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or securities of one or more qualified publicly traded partnerships.

            If a Strategy qualifies as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its investment company taxable income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss) it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.

            A Strategy will also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to shareholders equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 of such year, and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by the Strategies that is subject to corporate income tax will be considered to have been distributed by the Strategies during such year. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December but actually paid during the following January will be treated as if paid by the Strategies on December 31 of such earlier calendar year, and will be taxable to these shareholders in the year declared, and not in the year in which the shareholders actually receive the dividend.

            The information set forth in the Prospectus and the following discussion relate solely to the significant U.S. federal income taxes on dividends and distributions by the Strategies and assumes that the Strategies qualify to be taxed as regulated investment companies. An investor should consult his or her own tax advisor with respect to the specific tax consequences of being a shareholder in a Strategy, including the effect and applicability of federal, state, local and foreign tax laws to his or her own particular situation and the possible effects of changes therein.

Dividends and Distributions
---------------------------

            Each Strategy intends to make timely distributions of such Strategy's taxable income (including any net capital gain) so that the Strategies will not be subject to federal income and excise taxes. Dividends of a Strategy's net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income. The investment objective of each Strategy is such that only a small portion, if any, of a Strategy's distributions is expected to qualify for the dividends-received deduction for corporate shareholders.

            Some or all of the distributions from each Strategy may be treated as "qualified dividend income", taxable to individuals, trusts and estates at the same preferential tax rates as long-term capital gains. A distribution from a Strategy will be treated as qualified dividend income to the extent that it is comprised of dividend income received by that Strategy from taxable domestic corporations and certain qualified foreign corporations, and provided that the Strategy meets certain holding period and other requirements with respect to the security paying the dividend. In addition, the shareholder must meet certain holding period requirements with respect to the shares of a Strategy in order to take advantage of this preferential tax rate. To the extent distributions from a Strategy are attributable to other sources, such as taxable interest or short-term capital gains, dividends paid by the Strategy will not be eligible for the lower rates. Each Strategy will notify shareholders as to how much of that Strategy's distributions, if any, would qualify for the reduced tax rate, assuming that the shareholder also satisfies the holding period requirements.

            Distributions of net capital gain are taxable as long-term capital gain, regardless of how long a shareholder has held shares in a Strategy. Any dividend or distribution received by a shareholder on shares of a Strategy will have the effect of reducing the NAV of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of that Strategy.

            After the end of the calendar year, each Strategy will notify shareholders of the federal income tax status of any distributions made by that Strategy to shareholders during such year.

            Sales and Redemptions. Any gain or loss arising from a sale or redemption of Strategy shares generally will be capital gain or loss if the Strategy shares are held as a capital asset, and will be long-term capital gain or loss if the shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be short-term capital gain or loss. If a shareholder has held shares in a Strategy for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

            Any loss realized by a shareholder on a sale or exchange of shares of a Strategy will be disallowed to the extent the shares disposed of are reacquired within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the Dividend Reinvestment Plan would constitute a reacquisition if made within the period. If a loss is disallowed, then such loss will be reflected in an upward adjustment to the basis of the shares acquired.

            Cost Basis Reporting. As part of the Energy Improvement and Extension Act of 2008, mutual funds are required to report to the Internal Revenue Service (the "IRS") the "cost basis" of shares acquired by a shareholder on or after January 1, 2012 ("covered shares") and subsequently redeemed. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or and individual retirement plan. The "cost basis" of a share is generally its purchase price adjusted for dividends, return of capital, and other corporate actions. Cost basis is used to determine whether a sale of the shares results in a gain or loss. The amount of gain or loss recognized by a shareholder on the sale or redemption of shares is generally the difference between the cost basis of such shares and their sale price. If you redeem covered shares during any year, then the Strategies will report the cost basis of such covered shares to the IRS and you on Form 1099-B along with the gross proceeds received on the redemption, the gain or loss realized on such redemption and the holding period of the redeemed shares.

            Your cost basis in your covered shares is permitted to be calculated using any one of three alternative methods: Average Cost, First In-First Out
(FIFO) and Specific Share Identification. You may elect which method you want to use by notifying the Strategies. This election may be revoked or changed by you at any time up to the date of your first redemption of covered shares. If you do not affirmatively elect a cost basis method then the Strategies' default cost basis calculation method, which is currently the Average Cost method - will be applied to your account(s). The default method will also be applied to all new accounts established unless otherwise requested.

            If you hold Strategies' shares through a broker (or another nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account.

            You are encouraged to consult your tax advisor regarding the application of the new cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

            Qualified Plans. A dividend or capital gains distribution with respect to shares of a Strategy held by a tax-deferred or qualified plan, such as an individual retirement account, section 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

            Backup Withholding. Any distributions and redemption proceeds payable to a shareholder may be subject to "backup withholding" tax if such shareholder fails to provide the Strategy with his or her correct taxpayer identification number, fails to make certain required certifications, or is notified by the IRS that he or she is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax; any amounts so withheld may be credited against a shareholder's U.S. federal income tax liability or refunded by filing a refund claim with the IRS, provided that the required information is furnished to the IRS.

            Foreign Income Taxes. Investment income received by a Strategy or an Underlying Portfolio from sources within foreign countries may be subject to foreign income taxes, including taxes withheld at the source. The U.S. has entered into tax treaties with many foreign countries which entitle the Strategies to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Strategy's assets and the Underlying Portfolio's assets to be invested within various countries is not known.

U.S. Federal Income Taxation of each Strategy
---------------------------------------------

            The following discussion relates to certain significant U.S. federal income tax consequences to the Strategies with respect to the determination of their "investment company taxable income" each year. This discussion assumes that the Strategies will be taxed as regulated investment companies for each of their taxable years.

            Options, Futures Contracts, and Forward Currency Exchange Contracts. Certain listed options, regulated futures contracts, and forward currency exchange contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by a Strategy at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by each Strategy on section 1256 contracts other than forward currency exchange contracts will be considered 60% long-term and 40% short-term capital gain or loss. Gain or loss realized by each Strategy on forward foreign currency exchange contracts will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Strategy's net investment income available to be distributed to shareholders as ordinary income, as described above. Each Strategy can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

            Gain or loss realized by a Strategy on the lapse or sale of put and call options on foreign currencies which are traded over-the-counter or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Strategy's net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by the Strategy upon termination of an option written by the Strategy) from the amount received, if any, for or with respect to the option (including any amount received by a Strategy upon termination of an option held by the Strategy). In general, if a Strategy exercises such an option on a foreign currency, or if such an option that the Strategy has written is exercised, gain or loss on the option will be recognized in the same manner as if the Strategy had sold the option (or paid another person to assume the Strategy's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded over-the-counter or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

            Tax Straddles. Any option, futures contract or other position entered into or held by a Strategy in conjunction with any other position held by the Strategy may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of the Strategy's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that a Strategy has unrealized gains with respect to the other position in such straddle; (ii) a Strategy's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to each Strategy which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by a Strategy all of the offsetting positions of which consist of section 1256 contracts.

            Currency Fluctuations -- "Section 988" Gains or Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Strategy accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Strategy actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward currency exchange contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of a Strategy's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Strategy's net capital gain. Because section 988 losses reduce the amount of ordinary dividends a Strategy will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Strategy shares. To the extent that such distributions exceed such shareholder's basis, each will be treated as a gain from the sale of shares.

Other Taxes
-----------

            Each Strategy may be subject to other state and local taxes.

Taxation of Foreign Stockholders
--------------------------------

            Taxation of a shareholder who, under the Code, is a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership ("foreign shareholder"), depends on whether the income from the Strategies is "effectively connected" with a U.S. trade or business carried on by the foreign shareholder.

            If the income from the Strategies is not effectively connected with the foreign shareholder's U.S. trade or business, then, except as discussed below, distributions of each Strategy attributable to ordinary income and short-term capital gain paid to a foreign shareholder by the Strategies will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. However, distributions of the Strategies attributable to short-term capital gains and U.S. source portfolio interest income paid during taxable years of the Strategies beginning before January 1, 2014 will not be subject to this withholding tax.

            A foreign shareholder generally would be exempt from Federal income tax on distributions of the Strategies attributable to net long-term capital gain and on gain realized from the sale or redemption of shares of the Strategies. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.

            If the income from the Strategies is effectively connected with a foreign shareholder's U.S. trade or business, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of the Strategies will be subject to Federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

            The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

            The tax rules of other countries with respect to an investment in the Strategies can differ from the Federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisors as to the consequences of foreign tax rules with respect to an investment in the Strategies.

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                             PORTFOLIO TRANSACTIONS

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            Subject to the general oversight of the Board, the Adviser is responsible for the investment decisions and the placing of orders for portfolio transactions for a Strategy. The Adviser determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as "best execution"). In connection with seeking best price and execution, a Strategy does not consider sales of shares of the Underlying Portfolio or other investment companies managed by the Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

            When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if a Strategy determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker.

            Neither the Strategies nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to a Strategy, such information may be supplied at no cost to the Adviser, and therefore may have the effect of reducing the expenses of the Adviser in rendering advice to that Strategy. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.

            The investment information provided to the Adviser is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by brokers through which a Strategy effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client accounts.

            The extent to which commissions that will be charged by broker-dealers selected by a Strategy may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Strategy places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as a Strategy; but, on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving a Strategy.

            Each Strategy may deal in some instances in securities that are not listed on a national stock exchange but are traded in the over-the-counter market. Each Strategy may also purchase listed securities through the third market, i.e., from a dealer that is not a member of the exchange on which a security is listed. Where transactions are executed in the over-the-counter market or third market, each Strategy will seek to deal with the primary market makers; but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, each Strategy will attempt to negotiate best execution.

            Investment decisions for a Strategy are made independently from those for other investment companies and other advisory accounts managed by the Adviser. It may happen, on occasion, that the same security is held in the portfolio of a Strategy and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed by the same Adviser, particularly when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases, this system may adversely affect the price paid or received by the Strategy or the size of the position obtainable for the Strategy.

            Allocations are made by the officers of the Strategies or of the Adviser. Purchases and sales of portfolio securities are determined by the Adviser and are placed with broker-dealers by the order department of the Adviser.

            The Strategies do not generally pay brokerage commissions because they are part of a fund-of-funds structure utilizing the Underlying Portfolios for investment purposes. For the fiscal years ended August 31, 2013, August 31, 2012 and August 31, 2011, the Strategies paid no brokerage commissions. During the fiscal years ended August 31, 2013, August 31, 2012 and August 31, 2011, no brokerage commissions were paid to SCB & Co., an affiliate of the Adviser. No brokerage commissions were allocated to persons or firms supplying research services to the Strategies or the Adviser.

Disclosure of Portfolio Holdings
--------------------------------

            The Strategies believe that the ideas of the Adviser's investment staff should benefit the Strategies and their shareholders, and do not want to afford speculators an opportunity to profit by anticipating Strategy trading strategies or using Strategy information for stock picking. However, the Strategies also believe that knowledge of the Strategies' and the Underlying Portfolios' portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

            The Adviser has adopted, on behalf of each Strategy and Underlying Portfolio, policies and procedures relating to disclosure of that Underlying Portfolio's portfolio securities. The policies and procedures relating to disclosure of each Underlying Portfolio's portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to an Underlying Portfolio's operation or useful to an Underlying Portfolio's shareholders without compromising the integrity or performance of that Underlying Portfolio. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect each Underlying Portfolio and its shareholders) are met, no Underlying Portfolio provides or permits others to provide information about that Underlying Portfolio's portfolio holdings on a selective basis.

            Each Underlying Portfolio includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Adviser may post portfolio holdings information on the Adviser's website (www.AllianceBernstein.com). The Adviser generally posts on the website a complete schedule of each Underlying Portfolio's portfolio securities, generally as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by that Underlying Portfolio, the market value of the Underlying Portfolio's holdings, and the percentage of the Underlying Portfolio's assets represented by the Underlying Portfolio's holdings. In addition to the schedule of portfolio holdings, the Adviser may post information about the number of securities each Underlying Portfolio holds, a summary of each Underlying Portfolio's top ten holdings (including name and the percentage of each Underlying Portfolio's assets invested in each holding), and a percentage breakdown of each Underlying Portfolio's investments by country, sector and industry, as applicable approximately 20 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

            The Adviser may distribute or authorize the distribution of information about each Underlying Portfolio's portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser's employees and affiliates that provide services to such Underlying Portfolio. In addition, the Adviser may distribute or authorize distribution of information about each Underlying Portfolio's portfolio holdings that is not publicly available, on the website or otherwise, to such Underlying Portfolio's service providers who require access to the information in order to fulfill their contractual duties relating to that Underlying Portfolio, to facilitate the review of the Underlying Portfolio by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Strategy shareholders. The Adviser does not expect to disclose information about an Underlying Portfolio's portfolio holdings that is not publicly available to an Underlying Portfolio's individual or institutional investors or to intermediaries that distribute the Underlying Portfolio's shares. Information may be disclosed with any frequency and any lag, as appropriate.

            Before any non-public disclosure of information about an Underlying Portfolio's portfolio holdings is permitted, however, the Adviser's Chief Compliance Officer (or his designee) must determine that the Underlying Portfolio has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Underlying Portfolio's shareholders, which may include one or more Strategies, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Underlying Portfolio or any other security. Under no circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.

            The Adviser has established procedures to ensure that each Underlying Portfolio's portfolio holdings information is only disclosed in accordance with these policies. Only the Adviser's Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser's product management group determine that the disclosure serves a legitimate business purpose of the Underlying Portfolio and is in the best interest of the Underlying Portfolio's shareholders, which may include one or more Strategies. The Adviser's Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Underlying Portfolio and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Underlying Portfolio and its shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Adviser's Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Adviser's policy and any applicable confidentiality agreement. The Adviser's Chief Compliance Officer (or his designee) or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Board on a quarterly basis. If the Board determines that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.

            In accordance with these procedures, each of the following third parties have been approved to receive information concerning each Underlying Portfolio's portfolio holdings: (i) each Underlying Portfolio's independent registered public accounting firm, for use in providing audit opinions; (ii) R.R. Donnelley, Data Communique International and, from time to time, other financial printers, for the purpose of preparing the Strategies' regulatory filings; (iii) each Strategy's and each Underlying Portfolio's custodian in connection with its custody of the Strategy's assets and the Underlying Portfolio assets; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and/or ethically prohibited from sharing any portfolio holdings information unless specifically authorized.

--------------------------------------------------------------------------------

                              GENERAL INFORMATION

--------------------------------------------------------------------------------

Description of the Company
--------------------------

            The Company was incorporated under the laws of the State of Maryland on April 24, 2002. The Company was originally organized under the name "Alliance Blended Style Series, Inc." The name of the Company was changed to "AllianceBernstein Blended Style Series, Inc." on March 31, 2003.

            A Strategy shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from that Strategy's assets and, upon redeeming shares, will receive the then current NAV of that Strategy represented by the redeemed shares less any applicable CDSC. The Strategies are empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of any Strategy, and additional classes of shares within each Strategy. If an additional portfolio or class were established in the Strategies, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Each class of shares of a Strategy has the same rights and is identical in all respects, except that each of Class A, Class B, Class C, Class R, Class K and Class I shares of each Strategy bears its own distribution expenses and Class B shares convert to Class A shares under certain circumstances. Each class of shares of a Strategy votes separately with respect to that Strategy's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are, when issued, fully paid and non-assessable, freely transferable, entitled to dividends as determined by the Directors and, in liquidation of a Strategy, entitled to receive the net assets of a Strategy.

            It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

Principal Holders
-----------------

                   AllianceBernstein 2000 Retirement Strategy
                  -------------------------------------------

            As of December 6, 2013, the following persons owned of record or beneficially 5% or more of the noted Class of shares of this Strategy.

                                                   No. of                % of
Name and Address                                   Shares of Class       Class
----------------                                   ---------------       ------

Class A
--------

Great West Life & Annuity
GWLA-FFII-AllianceBernstein 2000 Rt.
8515 E. Orchard Rd, 2T2
Greenwood Village, CO  80111-5002                    12,001              10.60%

Hartford Life Insurance Company
Attn:  UIT Operations
P.O. Box 2999
Hartford, CT  06104-2999                             20,293              17.93%

Hartford Securities Distribution Company
INC/PRG
Attn: UIT Operations
P.O. Box 2999
Hartford, CT  06104-2999                              7,103               6.27%

MLPF&S for the Sole Benefit of its Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL  32246-6484                         12,346              10.91%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Department
499 Washington Blvd, 4th Floor
Jersey City, NJ  07310                                7,474               6.60%

State Street Bank & Trust
FBO ADP/MSDW Alliance
Attn:  Ralph Campbell
105 Rosemont Rd
Westwood, MA  02090-2318                             18,470              16.32%

Class B
-------

Fowler & Associates Inc.
401K Profit Sharing Plan
FBO Vicki S. Croston
P.O. Box 35128
Canton, OH  44735-5128                                1,115               7.89%

Fowler & Associates Inc.
401K Profit Sharing Plan
FBO David D. Morehart
P.O. Box 35128
Canton, OH  44735-5128                                1,409               9.96%

Frontier Trust Company
Amber Oakley IRA Rollover
7760 NW 10th St.
Pembroke Pines, FL  33024-5249                        1,398               9.89%

Frontier Trust Company
MEH INC. BDA Dakota Claims
Michael L. Hencey
5111 S. Canyon Rd
Rapid City, SD  57702-1872                            1,205               8.52%%

Frontier Trust Company
c/f Donald C. Smith Roth IRA
189 Muddy Run Rd
Blairsville, PA  15717-5753                             746               5.28%

MLPF&S for the Sole Benefit of its Customers
Attn: Fund Administration
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL  32246-6484                          6,180              43.71%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept
499 Washington Blvd, 4th Floor
Jersey City, NJ  07310                                  902               6.38%

Class C
-------

ATC as Cust for IRA R/O
Robert S. Force
2907 Tod Ave. NW
Warren, OH  44485-1504                                4,659              10.32%

First Clearing LLC
Special Custody Account
For the Exclusive Benefit of Customer
2801 Market St.
Saint Louis, MO  63103-2523                          15,244              33.76%

LPL Financial
FBO Customer Accounts
Attn:  Mutual Fund Operations
P.O. Box 509046
San Diego, CA  92150-9046                            10,558              23.39%

MLPF&S
For the Sole Benefit of Its Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246-6484                          5,253              11.63%

RBC Capital Markets LLC
Mutual Fund Omnibus Processing
Omnibus
Attn:  Mutual Fund Operations Manager
510 Marquette Ave. South
Minneapolis, MN  55402-1110                           3,644               8.07%

Advisor Class
-------------

Wells Fargo Bank NA
Custodian FBO
Washington County Public Schools 40
8515 E. Orchard Rd, 2T2
Greenwood Village, CO  80111-5002                       894              99.96%

Class I
-------

FIIOC As Agent for Certain Employee
Benefit Plans
100 Magellan Way KWIC
Covington, KY  41015-1987                           228,493              91.39%

Class K
-------

Eric Morgenstern & Peter Kim PSP
1317 3rd Ave.
New York, NY  10021-2995                             39,764               7.83%

Great-West Trust Company LLC TTEE C
Eastern Tea Corporation PSP
8515 E. Orchard Rd, 2T2
Greenwood Village, CO  80111-5002                    29,527               5.81%

Great-West Trust Company LLC TTEE C
Green Valley Country Club Ret Plan
8515 E. Orchard Rd, 2T2
Greenwood Village, CO  80111-5002                   103,162              20.32%

Great-West Trust Company LLC TTEE C
Kason Industries Inc. 401K RSP
8515 E. Orchard Rd, 2T2
Greenwood Village, CO  80111-5002                    31,577               6.22%

Great-West Trust Company LLC TTEE C
Digestive Healthcare of Georgia PC
8515 E. Orchard Rd, 2T2
Greenwood Village, CO  80111-5002                   110,825              21.82%

Class R
-------

Hartford Life Insurance Company
Attn: UIT Operations
P.O. Box 2999
Hartford, CT  06104-2999                             49,469              50.65%

Keith Forney FBO
Forney Enterprise 401K Plan
805 S. Wheatley St.
Suite 600
Ridgeland, MS  39157-5005                             6,222               6.37%

State Street Bank & Trust
FBO ADP/MSDW Alliance
Attn: Ralph Campbell
105 Rosemont Rd
Westwood, MA  02090-2318                             28,741              29.43%

                   AllianceBernstein 2005 Retirement Strategy
                  -------------------------------------------

            As of December 6, 2013, the following persons owned of record or beneficially 5% or more of the noted Class of shares of this Strategy.

                                                   No. of                % of
Name and Address                                   Shares of Class       Class
----------------                                   ---------------       ------

Class A
-------

Great West Life & Annuity
GWLA-FFII-AllianceBernstein 2005 Rt.
8515 E. Orchard Rd, 2T2
Greenwood Village, CO  80111-5002                    72,951              16.63%

Great-West Trust Company LLC TTEE F
Employee Benefits Clients 401K
8515 E. Orchard Rd, 2T2
Greenwood Village, CO  80111-5002                    36,471               8.32%

Hartford Securities Distribution Company
INC/PRG
Attn: UIT Operations
P.O. Box 2999
Hartford, CT  06104-2999                             40,153               9.15%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd, 4th Floor
Jersey City, NJ  07310                               98,557              22.47%

Wells Fargo Bank NA TTEE
West Jefferson Medical Center RSP
8515 E. Orchard Rd, 2T2
Greenwood Village, CO  80111-5002                    22,270               5.08%

Class B
-------

Frontier Trust Company Cust
c/f Sarah G. Shinpock IRA Rollover
5351 Avery Woods Ln.
Knoxville, TN  37921-5244                             7,630              26.24%

Fowler & Associates Inc.
401K Profit Sharing Plan
FBO Sue Fowler
P.O. Box 35128
Canton, OH  44735-5128                                7,631              26.24%

Frontier Trust Company
c/f David W Nolan Roth IRA
8546 Rolling Oaks Dr., SE
Owens X Roads, AL  35763-2000                         1,749               6.02%

LPL Financial
FBO Customer Accounts
Attn:  Mutual Fund Operations
P.O. Box 509046
San Diego, CA  92150-9046                             2,756               9.48%

MLPF&S for the Sole Benefit of its Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246-6484                          1,791               6.16%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                            4,662              16.03%

Robert E. Zimmerman
Virginia V. Greer JTWROS
2721 3rd Ave., SE, Apt. 205
Aberdeen, SD  57401-5458                              1,859               6.39%

Class C
-------

Frontier Trust Company
Waterloo Oil NDFI Simple IRA
Perry L. Steinmeyer
124 Edgemont Cir.
Waterloo, IA  50702-5712                              3,869              16.46%

Frontier Trust Company
C/F James C. Everett IRA
1325 S. Idaho Rd
Apache Junction, AZ  85119-6424                       1,969               8.38%

Frontier Trust Company
C/F Ruth E. White IRA R/O
11451 160th Ave.
Indianola, IA  50125-8452                             1,889               8.04%

Frontier Trust Company
C/F Union Grove ISD
FBO Melinda C. Smith 403B-7
658 Pyeatt Dr.
Gladewater, TX  75647-7842                            1,577               6.71%

MLPF&S for the Sole Benefit of its Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246-6484                          6,234              26.52%

Richard J. Rozanski TOD/DE
1444 Oakmont St.
Toledo, OH  43605-3516                                2,836              12.06%

Roy E. Hewitt & Margaret M. Hewitt JTWROS
105 Mohawk Lane
Clinton, TN  37716-6572                               2,188               9.31%

UBS WM USA
Omni Account M/F
Attn: Department Manager
1000 Harbor Blvd, 5th Floor
Weehawken, NJ  07086-6761                             1,484               6.31%

Advisor Class
-------------

Giaquinta Irrev. Living Trust DTD 12/27/06
Gaetana Giaquinta as Grantor
John Giaquinta TTEE
4 Redgrave Ave.
Staten Island, NY  10306-3619                        14,253              91.14%

MG Trust Company Cust. FBO
Genus Landscape Architects, PC
717 17th St., Suite 1300
Denver, CO  80202-3304                                1,382               8.84%

Class I
-------

FIIOC As Agent for Certain Employee Benefit Plans
100 Magellan Way KWIC
Covington, KY  41015-1987                            95,728              76.87%

MLPF&S for the Sole Benefit of its Customers
Attn:  Fund Admin.
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL  32246-6484                         28,017              22.50%

Class K
-------

Great-West Trust Company LLC TTEE C
Joel Goldberg MD PC Salary Savings Plan
8515 E. Orchard Rd, 2T2
Greenwood Village, CO  80111-5002                   141,234              17.63%

Great-West Trust Company LLC TTEE F
Keane & Beane PC 401K Retirement Plan
8515 E. Orchard Rd, 2T2
Greenwood Village, CO  80111-5002                    65,277               8.15%

Great-West Trust Company LLC TTEE F
North Suburban Pediatrics 401K
8515 E. Orchard Rd, 2T2
Greenwood Village, CO  80111-5002                   130,018              16.23%

Great-West Trust Company LLC TTEE C
Pediatric Care of Rockville PSP
8515 E. Orchard Rd, 2T2
Greenwood Village, CO  80111-5002                   109,077              13.62%

Great-West Trust Company LLC TTEE C
Thames Urology Center LLC 401K PSP
8515 E. Orchard Rd, 2T2
Greenwood Village, CO  80111-5002                    92,565              11.56%

Class R
-------

Hartford Life Insurance Company
Attn: UIT Operations
P.O. Box 2999
Hartford, CT  06104-2999                              6,163              14.99%

ING Life Insurance and Annuity Company
Qualified Plan
1 Orange Way, # B3N
Windsor, CT  06095-4773                              16,331              39.71%

ING National Trust
Qualified Plan
1 Orange Way, # B3N
Windsor, CT  06095-4773                              13,235              32.18%

                   AllianceBernstein 2010 Retirement Strategy
                  -------------------------------------------

            As of December 6, 2013, the following persons owned of record or beneficially 5% or more of the noted Class of shares of this Strategy.

                                                   No. of                % of
Name and Address                                   Shares of Class       Class
----------------                                   ---------------       ------

Class A
-------

Great West Life & Annuity
GWLA-FFII-AllianceBernstein 2010 RT
8515 E. Orchard Rd, 2T2
Greenwood Village, CO  80111-5002                     160,431            15.42%

Great-West Trust Company LLC TTEE F
Employee Benefits Clients 401K
8515 E. Orchard Rd, 2T2
Greenwood Village, CO  80111-5002                     116,993            11.24%

Hartford Securities Distribution
Company INC/PRG
Attn: UIT Operations
P.O. Box 2999
Hartford, CT  06104-2999                               52,330             5.03%

MLPF&S for the Sole Benefit of Its Customers
Attn: Fund Administration
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL  32246-6484                           75,853             7.29%

State Street Bank & Trust
FBO ADP/MSDW Alliance
Attn:  Ralph Campbell
105 Rosemont Rd
Westwood, MA  02090-2318                              108,539            10.43%

Class B
-------

First Clearing, LLC
Special Custody Account for the Exclusive
Benefit of Customer
2801 Market St.
St. Louis, MO  63103-2523                               4,578            14.54%

Frontier Trust Company
FBO Pat M. Booth IRA Rollover
1728 Kingsgate Ct.
Alexandria, VA  22302-2637                              2,748             8.73%

LPL Financial
FBO Customer Accounts
Attn: Mutual Fund Operations
P.O. Box 509046
San Diego, CA  92150-9046                               6,344            20.15%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
4999 Washington Blvd, 4th Floor
Jersey City, NJ  07310                                  7,092            22.53%

Raymond James
Omnibus for Mutual Funds
Attn:  Courtney Waller
880 Carillon Parkway
St. Petersburg, FL  33716-1102                          2,881             9.15%

Class C
-------

MLPF&S for the Sole Benefit of its Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL  32246-6484                           42,219            23.97%

Morgan Stanley Smith Barney
Harborside Financial Center
Plaza II, 3rd Floor
Jersey City, NJ  07311                                 46,569            26.44%

Pershing LLC
P.O. Box 2052
Jersey City, NJ  07303-2052                            37,022            21.02%

Philip Schmidt MD PSP 401K Plan
FBO Gloria Eliot
236 East 47th St., Apt. 31F
New York, NY  10017-2145                                9,434             5.36%

Advisor Class
-------------

Reliance Trust Company FBO
Retirement Plans Serviced by MetLife
8515 E. Orchard Rd, 2T2
Greenwood Village, CO  80111-5002                     750,086            85.03%

Wells Fargo Bank NA Custodian FBOWashington
County Public Schools 40
8515 E. Orchard Rd, 2T2
Greenwood Village, CO  80111-5002                      61,124             6.93%

Class I
-------

FIIOC as Agent For Certain Employee
Benefit Plans
100 Magellan Way KWIC
Covington, KY  41015-1987                             189,718            70.48%

Great-West Trust Company LLC TTEE C
George Little Management LLC 401K P
8515 East Orchard Rd, 2T2
Greenwood Village, CO  80111-5002                      15,291             5.68%

MLPF&S for the Sole Benefit of its Customers
Attn:  Fund Admin
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL  32246-6484                           29,022            10.78%

Mercer Trust Co TTEE FBO
Arcelormittal Tubular Products
Marion Inc. 401K Retirement Plan
Attn: DC Plan Admin
1 Investors Way
Norwood, MA  02062-1599                                24,030             8.93%

Class K
-------

Great-West Trust Company LLC TTEE C
Center for Reproductive Medicine
8515 E. Orchard Rd, 2T2
Greenwood Village, CO  80111-5002                     190,195             8.62%

Great-West Trust Company LLC TTEE F
Sequins Intl 401K
8515 E. Orchard Rd, 2T2
Greenwood Village, CO  80111-5002                     125,567             5.69%

Reliance Trust Company FBO
Retirement Plans Serviced by MetLife
8515 E. Orchard Rd, 2T2
Greenwood Village, CO  80111-5002                     618,103            28.02%

Class R
-------

Counsel Trust DBA MATC FBO
North Shore Hebrew Academy High
School 403 B Plan
1251 Waterfront Pl., Suite 525
Pittsburgh, PA  15222-4228                             62,060            10.75%

Hartford Life Insurance Company
Attn: UIT Operations
P.O. Box 2999
Hartford, CT  06104-2999                              132,606            22.96%

ING Life Insurance and Annuity Company
Qualified Plan
1 Orange Way, # B3N
Windsor, CT  06095-4773                                99,506            17.23%

ING National Trust
Qualified Plan
1 Orange Way, # B3N
Windsor, CT  06095-4773                                74,955            12.98%

                   AllianceBernstein 2015 Retirement Strategy
                  -------------------------------------------

            As of December 6, 2013, the following persons owned of record or beneficially 5% or more of the noted Class of shares of this Strategy.

                                                   No. of                % of
Name and Address                                   Shares of Class       Class
----------------                                   ---------------       -------

Class A
--------

Great West Life & Annuity
GWLA-FFII-AllianceBernstein 2015 Rt
8515 E. Orchard Rd, 2T2
Greenwood Village, CO  80111-5002                  418,150               13.72%

Great-West Trust Company LLC TTEE F
Employee Benefits Clients 401K
8515 E. Orchard Rd, 2T2
Greenwood Village, CO 80111-5002                   220,038                7.22%

MLPF&S for The Sole Benefit Of Its Customers
Attn: Fund Admin
4800 Deer Lake Dr., East
2nd Floor
Jacksonville, FL  32246-6484                       231,540                7.60%

State Street Bank & Trust
FBO ADP/MSDW Alliance
Attn:  Ralph Campbell
105 Rosemont Rd
Westwood, MA  02090-2318                           456,333               14.97%

Class B
-------

Edward D. Jones & Co.
For the Benefit of Customers
12555 Manchester Rd
Saint Louis, MO  63131-3729                         13,683               13.21%

Frontier Trust Company
C/F Saturnino D Herrera SEP IRA
210 Washington Ave.
Tappan, NY  10983-1829                               7,526                7.26%

Frontier Trust Company
Ewbank, Inc.
Daniel G. Ewbank
5810 S. 134th West Ave.
Sand Springs, OK  74063-5071                         6,091                5.88%

JP Morgan Clearing Corp. Omni Account
For the Exclusive Benefit of Custumers
3 Chase Metrotech Center
3rd Floor Mutual Fund Department
Brooklyn, NY  11245-0001                             8,057                7.78%

LPL Financial
FBO Customer Accounts
Attn: Mutual Fund Operations
P.O. Box 509046
San Diego, CA  92150-9046                            6,277                6.06%

Pershing LLC
P.O. Box 2052
Jersey City, NJ  07303-2052                         12,103               11.68%

Class C
-------

Mid Atlantic Trust Co. FBO
French Connection Holdings in 401K
PSP & Trust
1251 Waterfront Pl., Suite 525
Pittsburgh, PA  15222-4228                          73,082               16.10%

MLPF&S for the Sole Benefit of its Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL  32246-6484                       224,904               49.53%

Pershing LLC
P.O. Box 2052
Jersey City, NJ  07303-2052                         28,735                6.33%

Advisor Class
-------------

Reliance Trust Company FBO
Retirement Plans Serviced by MetLife
8515 East Orchard Rd, 2T2
Greenwood Village, CO  80111-5002                   48,366               15.20%

Wells Fargo Bank NA Custodian FBO
Washington Country Public Schools 40
8515 E. Orchard Road, 2T2
Greenwood Village, CO 80111-5002                   229,434               72.12%

Class I
-------

Brown Brothers Harriman & Co.
525 Washington Blvd, Suite 1100
Jersey City, NJ  07310-1692                         90,907               10.11%

FIIOC As Agent for Certain Employee
Benefit Plans
100 Magellan Way KWIC
Covington, KY  41015-1987                          524,606               58.37%

MLPF&S for the Sole Benefit of its Customers
Attn: Fund Admin
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL  32246-6484                       164,225               18.27%

Class K
-------

Reliance Trust Company FBO
Retirement Plans Serviced by MetLife
8515 E. Orchard Rd, 2T2
Greenwood Village, CO  80111-5002                  109,129               21.46%

Class R
-------

Hartford Life Insurance Company
Attn: UIT Operations
P.O. Box 2999
Hartford, CT  06104-2999                           337,015               24.13%

ING Life Insurance and
Annuity Company Qualified Plan
1 Orange Way, # B3N
Windsor, CT  06095-4773                            135,159                9.68%

ING National Trust
Qualified Plan
1 Orange Way, # B3N
Windsor, CT  06095-4773                            278,294               19.92%

State Street Bank & Trust
FBO ADP/MSDW Alliance
Attn: Ralph Campbell
105 Rosemont Rd
Westwood, MA  02090-2318                           164,148               11.75%

                   AllianceBernstein 2020 Retirement Strategy
                  -------------------------------------------

            As of December 6, 2013, the following persons owned of record or beneficially 5% or more of the noted Class of shares of this Strategy.

                                                   No. of                % of
Name and Address                                   Shares of Class       Class
----------------                                   ---------------       ------

Class A
-------

Great West Life & Annuity
GWLA-FFII-AllianceBernstein 2020 RT
8515 E. Orchard Rd, 2T2
Greenwood Village, CO  80111-5002                     583,086             14.08%

Great-West Trust Company LLC TTEE F
Employee Benefits Clients 401K
8515 E. Orchard Rd, 2T2
Greenwood Village, CO  80111-5002                     290,521              7.02%

MLPF&S for the Sole Benefit of its Customers
Attn: Fund Administration
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL  32246-6484                          344,785              8.33%

State Street Bank & Trust
FBO ADP/MSDW Alliance
Attn: Ralph Campbell
105 Rosemont Rd
Westwood, MA  02090-2318                              628,054             15.17%

Class B
-------

First Clearing, LLC
Special Custody Acct for the Exclusive
Benefit of Customers
2801 Market St.
Saint Louis, MO  63103-2523                            10,066              7.35%

JP Morgan Clearing Corp. Omni Account
For the Exclusive Benefit of Customers
3 Chase Metrotech Center
3rd Floor Mutual Fund Department
Brooklyn, NY  11245-0001                               12,920              9.43%

LPL Financial
FBO Customer Accounts
Attn:  Mutual Fund Operations
P.O. Box 509046
San Diego,  CA 92150-9046                              24,386             17.80%

MLPF&S for the Sole Benefit of its Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL  32246-6484                           12,202              8.90%

Class C
-------

MLPF&S for the Sole Benefit of its Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL  32246-6484                          230,708             41.29%

Advisor Class
-------------

Frontier Trust Company
C/F Mark M. Frankovich IRA
25343 Estancia Cir.
San Antonio, TX  78260-4366                            26,450              5.86%

PIMS/Prudential Retirement
As Nominee for the TTEE/Cust
Sekisui TA Industries, LLC
6131 Knott Ave.
Buena Park, CA  90620-1031                             48,317             10.70%

Reliance Trust Company FBO
Retirement Plans Serviced by MetLife
8515 East Orchard Rd, 2T2
Greenwood Village, CO  80111-5002                      88,810             19.67%

Wells Fargo Bank NA Custodian FBO
Washington County Public Schools 40
8515 E. Orchard Rd, 2T2
Greenwood Village, CO  80111-5002                     241,552             53.51%

Class I
-------

Brown Brothers Harriman & Co.
525 Washington Blvd, Ste 1100
Jersey City, NJ  07310-1692                           969,856             34.10%

FIIOC as Agent for Certain Employee
Benefit Plans
100 Magellan Way KWIC
Covington, KY  41015-1987                           1,192,929             41.94%

Great-West Trust Company LLC TTEE C
Webcor Builders 401K PSP
8515 E. Orchard Rd, 2T2
Greenwood Village, CO  80111-5002                     230,692              8.11%

MLPF&S for the Sole Benefit of its Customers
Attn: Fund Administration
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL  32246-6484                          185,204              6.51%

Class K
-------

Reliance Trust Company FBO
Retirement Plans Serviced by MetLife
8515 E. Orchard Rd, 2T2
Greenwood Village, CO  80111-5002                   2,653,395             31.89%

Class R
-------

Hartford Life Insurance Company
Attn: UIT Operations
P.O. Box 2999
Hartford, CT  06104-2999                              662,107             30.38%

ING Life Insurance and Annuity Company
Qualified Plan
1 Orange Way, # B3N
Windsor, CT  06095-4773                               124,564              5.71%

ING National Trust
Qualified Plan
1 Orange Way, # B3N
Windsor, CT  06095-4773                               372,446             17.09%

State Street Bank & Trust
FBO ADP/MSDW Alliance
Attn:  Ralph Campbell
105 Rosemont Rd
Westwood, MA  02090-2318                              256,536             11.77%

                   AllianceBernstein 2025 Retirement Strategy
                  -------------------------------------------

            As of December 6, 2013, the following persons owned of record or beneficially 5% or more of the noted Class of shares of this Strategy.

                                                   No. of                % of
Name and Address                                   Shares of Class       Class
----------------                                   ---------------       ------

Class A
-------

Great West Life & Annuity
GWLA-FFII-AllianceBernstein 2025 R
8515 E. Orchard Rd, 2T2
Greenwood Village, CO  80111-5002                    458,285              11.86%

MLPF&S for the Sole Benefit of its Customers
Attn: Fund Administration
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                          419,419              10.85%

State Street Bank & Trust
FBO ADP/MSDW Alliance
Attn:  Ralph Campbell
105 Rosemont Rd
Westwood, MA  02090-2318                             479,031              12.39%

Wells Fargo Bank NA TTEE
West Jefferson Medical Center RSP
8515 East Orchard Rd, 2T2
Greenwood Village, CO  80111-5002                    286,465               7.41%

Class B
-------

ATC as Cust for IRA
William G. Smelter
3 Pequot Trail
Shelton, CT  06484-5428                                6,412               5.69%

JP Morgan Clearing Corp Omni Account
For the Exclusive Benefit of Customers
3 Chase Metrotech Center
3rd Floor Mutual Fund Department
Brooklyn, NY  11245-0001                              16,928              15.02%

LPL Financial
FBO Customer Accounts
Attn:  Mutual Fund Operations
P.O. Box 509046
San Diego, CA  92150-9046                              9,078               8.06%

Pershing LLC
P.O. Box 2052
Jersey City, NJ  07303-2052                            8,942               7.94%

Spokane Surgery Center
401(K) PSP FBO Stewart Brim
Steward Brim TTEE
1120 N. Pine Road
Spokane Valley, WA 99206-4942                          9,542               8.47%

Class C
-------

MLPF&S for the Sole Benefit of its Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL  32246-6484                         204,636              47.12%

Advisor Class
-------------

MG Trust Company Cust. FBO
B & F Partners
717 17th St., Suite 1300
Denver, CO  80202-3304                                19,224               5.92%

Reliance Trust Company FBO
Retirement Plans Serviced by MetLife
8515 E. Orchard Rd, 2T2
Greenwood Village, CO  80111-5002                     91,550              28.20%

Wells Fargo Bank NA Custodian FBO
Washington County Public Schools 40
8515 E. Orchard Rd, 2T2
Greenwood Village, CO  80111-5002                    159,519              49.14%

Class I
-------

FIIOC as Agent for Certain Employee
Benefit Plans
100 Magellan Way KWIC
Covington, KY  41015-1987                          1,142,781              69.41%

Great-West Trust Company LLC TTEE C
George Little Management LLC 401K P
8515 E. Orchard Rd, 2T2
Greenwood Village, CO  80111-5002                    114,971               6.98%

Great-West Trust Company LLC TTEE C
Webcor  Builders 401K PSP
8515 E. Orchard Rd, 2T2
Greenwood Village, CO  80111-5002                    115,635               7.02%

MLPF&S for the Sole Benefit of Its Customers
Attn: Fund Admin
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL  32246-6484                         173,581              10.54%

Class K
-------

Reliance Trust Company FBO
Retirement Plans Serviced by MetLife
8515 E. Orchard Rd, 2T2
Greenwood Village, CO  80111-5002                  1,913,649              22.64%

Class R
-------

Hartford Life Insurance Company
Attn: UIT Operations
P.O. Box 2999
Hartford, CT  06104-2999                             495,120              23.41%

ING Life Insurance and Annuity Company
Qualified Plan
1 Orange Way, # B3N
Windsor, CT  06095-4773                              239,342              11.32%

ING National Trust
Qualified Plan
1 Orange Way, # B3N
Windsor, CT  06095-4773                              489,584              23.15%

State Street Bank & Trust
FBO ADP/MSDW Alliance
Attn: Ralph Campbell
105 Rosemont Rd
Westwood, MA  02090-2318                             190,221               8.99%

                   AllianceBernstein 2030 Retirement Strategy
                  -------------------------------------------

            As of December 6, 2013, the following persons owned of record or beneficially 5% or more of the noted Class of shares of this Strategy.

                                                   No. of                % of
Name and Address                                   Shares of Class       Class
----------------                                   ---------------       ------

Class A
-------

Great West Life & Annuity
GWLA-FFII-AllianceBernstein 2030 R
8515 E. Orchard Rd, 2T2
Greenwood Village, CO  80111-5002                    362,434              9.50%

Great-West Trust Company LLC TTEE F
Employee Benefits Clients 401K
8515 E. Orchard Rd, 2T2
Greenwood Village, CO  80111-5002                    298,906              7.83%

MLPF&S for the Sole Benefit of its Customers
Attn: Fund Administration
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                          444,129             11.64%

State Street Bank and Trust
FBO ADP/MSDW Alliance
Attn: Ralph Campbell
105 Rosemont Rd
Westwood, MA 02090-2318                              630,735             16.53%

Wells Fargo Bank NA TTEE
West Jefferson Medical Center RSP
8515 East Orchard Rd, 2T2
Greenwood Village, CO  80111-5002                    202,954              5.32%

Class B
-------

First Clearing, LLC
Special Custody Acct for the Exclusive
Benefit of Customer
2801 Market St.
Saint Louis, MO  63103-2523                            7,126              7.43%

Fowler & Associates Inc.
401k Profit Sharing Plan
FBO David D. Morehart
6604 Greenfield Circle NW
North Canton, OH  44720-7629                           5,669              5.91%

LPL Financial
FBO Customer Accounts
Attn:  Mutual Fund Operations
P.O. Box 509046
San Diego, CA  92150-9046                              7,596              7.92%

MLPF&S for the Sole Benefit of its Customers
Attn: Fund Administration
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL  32246-6484                           4,825              5.03%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd, 4th Floor
Jersey City, NJ  07310                                13,062             13.62%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                             7,115              7.42%

Class C
-------

MLPF&S for the Sole Benefit of its Customers
Attn: Fund Administration
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL  32246-6484                         268,065             55.06%

Advisor Class
-------------

American United Life Cust
FBO Aul American Group Retirement Annuity
Separate Accounts Administration
P.O. Box 368
Indianapolis, IN  46206-0368                          28,796              8.26%

Reliance Trust Company FBO
Retirement Plans Serviced by MetLife
8515 E. Orchard Rd, 2T2
Greenwood Village, CO  80111-5002                    122,634             35.18%

Wells Fargo Bank NA Custodian FBO
Washington County Public Schools 40
8515 E. Orchard Rd, 2T2
Greenwood Village, CO  80111-5002                    121,602             34.88%

Class I
-------

FIIOC as Agent for Certain Employee
Benefit Plans
100 Magellan Way KWIC
Covington, KY  41015-1987                          1,141,264             70.08%

Great-West Trust Company LLC TTEE
CWebcor Builders 401K PSP
8515 E. Orchard Rd, 2T2
Greenwood Village, CO  80111-5002                     86,698              5.32%

MLPF&S for the Sole Benefit of its Customers
Attn: Fund Administration
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL  32246-6484                         192,026             11.79%

Class K
-------

Great-West Trust Company LLC TTEE F
Frgomn Dlry Brnsn & Lwy LLP 401K
C/O Fascore LLC
8515 East Orchard Rd, 2T2
Greenwood Village, CO  80111-5002                    350,218              5.56%

Reliance Trust Company FBO
Retirement Plans Serviced by MetLife
8515 E. Orchard Rd, 2T2
Greenwood Village, CO  80111-5002                  1,852,978             29.42%

Class R
-------

Hartford Life Insurance Company
Attn: UIT Operations
P.O. Box 2999
Hartford, CT  06104-2999                             647,398             28.91%

ING Life Insurance and Annuity Company
Qualified Plan
1 Orange Way, # B3N
Windsor, CT  06095-4773                              187,799              8.39%

ING National Trust
Qualified Plan
1 Orange Way, # B3N
Windsor, CT  06095-4773                              208,930              9.33%

State Street Bank & Trust
FBO ADP/MSDW Alliance
Attn:  Ralph Campbell
105 Rosemont Rd
Westwood, MA  02090-2318                             258,340             11.54%

                   AllianceBernstein 2035 Retirement Strategy
                  -------------------------------------------

            As of December 6, 2013, the following persons owned of record or beneficially 5% or more of the noted Class of shares of this Strategy.

                                                   No. of                % of
Name and Address                                   Shares of Class       Class
----------------                                   ---------------       ------

Class A
-------

Great West Life & Annuity
GWLA-FII-AllianceBernstein 2035 RT
8515 E. Orchard Rd, 2T2
Greenwood Village, CO  80111-5002                    257,517              10.11%

ING National Trust 2
Qualified Plan
1 Orange Way # B3N
Windsor, CT  06095-4773                              206,394              8.10%

MLPF&S for the Sole Benefit of its Customers
Attn: Fund Administration
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL  32246-6484                         154,164              6.05%

State Street Bank & Trust
FBO ADP/MSDW Alliance
Attn:  Ralph Campbell
105 Rosemont Rd
Westwood, MA  02090-2318                             372,259              14.61%

Wells Fargo Bank NA TTEE
West Jefferson Medical Ctr RSP
8515 E. Orchard Rd, 2T2
Greenwood Village, CO  80111-5002                    229,428              9.01%

Class B
-------

LPL Financial
FBO Customer Accounts
Attn: Mutual Fund Operations
P.O. Box 509046
San Diego, CA  92150-9046                             12,527              19.19%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd, 4th Floor
Jersey City, NJ  07310                                13,607              20.84%

Class C
-------

James W. Logan & Clifford A. Logan
FBO Cliff A. Logan & Associates Inc.
401K Plan
805 Wheatley St., Suite 600
Ridgeland, MS  39157-5005                             15,415               5.35%

MLPF&S for the Sole Benefit of its Customers
Attn: Fund Administration
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL  32246-6484                         123,165              42.74%

Advisor Class
-------------

Reliance Trust Company FBO
Retirement Plans Serviced by MetLife
8515 E. Orchard Rd, 2T2
Greenwood Village, CO  80111-5002                    184,218              48.63%

Wells Fargo Bank NA Custodian FBO
Washington County Public Schools 40
8515 E. Orchard Rd, 2T2
Greenwood Village, CO  80111-5002                    142,376              37.59%

Class I
-------

FIIOC As Agent For Certain Employee
Benefit Plans
100 Magellan Way KWIC
Covington, KY  41015-1987                          1,179,021              70.09%

Great-West Trust Company LLC TTEE C
George Little MGMT LLC 401K PSP
8515 E. Orchard Rd, 2T2
Greenwood Village, CO  80111-5002                    107,744               6.40%

Great-West Trust Company LLC TTEE C
Webcor Builders 401K PSP
8515 E. Orchard Rd, 2T2
Greenwood Village, CO  80111-5002                    153,492               9.12%

MLPF&S for the Sole Benefit of Its Customers
Attn: Fund Admin
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL  32246-6484                         103,288               6.14%

Class K
-------

Great-West Trust Company LLC TTEE F
Frgomn Dlry Brnsn & Lwy LLP 401K
C/O Fascore LLC
8515 E. Orchard Rd, 2T2
Greenwood Village, CO  80111-5002
                                                     413,720               7.51%
Reliance Trust Company FBO
Retirement Plans Serviced by MetLife
8515 E. Orchard Rd, 2T2
Greenwood Village, CO  80111-5002                  1,406,914              25.53%

Class R
-------

Hartford Life Insurance Company

Attn: UIT Operations
P.O. Box 2999
Hartford, CT  06104-2999                             353,923              26.77%

ING Life Insurance and Annuity Company
Qualified Plan
1 Orange Way, # B3N
Windsor, CT  06095-4773                              156,416              11.83%

ING National Trust
Qualified Plan
1 Orange Way, # B3N
Windsor, CT  06095-4773                              220,166              16.65%

State Street Bank & Trust
FBO ADP/MSDW Alliance
Attn: Ralph Campbell
105 Rosemont Rd
Westwood, MA  02090-2318                             112,000               8.47%

                   AllianceBernstein 2040 Retirement Strategy
                  -------------------------------------------

            As of December 6, 2013, the following persons owned of record or beneficially 5% or more of the noted Class of shares of this Strategy.

                                                   No. of                % of
Name and Address                                   Shares of Class       Class
----------------                                   ---------------       ------

Class A
-------

Great West Life & Annuity
GWLA-FFII-AllianceBernstein 2040 RE
8515 E. Orchard Rd, 2T2
Greenwood Village, CO  80111-5002                    246,362              9.95%

Great-West Trust Company LLC TTEE F
Employee Benefits Clients 401K
8515 E. Orchard Rd, 2T2
Greenwood Village, CO  80111-5002                    190,172              7.68%

Hartford Securities Distribution Company
INC/PRG
Attn: UIT Operations
P.O. Box 2999
Hartford, CT  06104-2999                             252,028             10.18%

MLPF&S for the Sole Benefit of its Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL  32246-6484                         259,243             10.47%

State Street Bank & Trust
FBO ADP/MSDW Alliance
Attn:  Ralph Campbell
105 Rosemont Rd
Westwood, MA  02090-2318                             417,584             16.87%

Wells Fargo Bank NA TTEE
West Jefferson Medical Ctr RSP
8515 E. Orchard Rd, 2T2
Greenwood Village, CO  80111-5002                    234,562              9.47%

Class B
-------

Frontier Trust Company Cust.
FBO Mary K. Nagy IRA Rollover
9 Bronia St.
Howell, NJ  07731-3804                                 6,416              8.73%

LPL Financial
FBO Customer Accounts
Attn:  Mutual Fund Operations
P.O. Box 509046
San Diego, CA  92150-9046                              5,657              7.70%

National Financial Services LLC
For the Exclusive Benefit of Our Customers
Attn: Mutual Funds Dept.
499 Washington Blvd, 4th Floor
Jersey City, NJ  07310                                 9,020             12.28%

Class C
-------

MLPF&S for the Sole Benefit of its Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL  32246-6484                         155,989             58.93%

Advisor Class
-------------

Frontier Trust Company
C/F Jodi Renee Rubin Sep IRA
10 West 15th St., Apt. 605
New York, NY  10011-6821                              26,718              6.10%

MG Trust Company Cust. FBO
T.D.C. Ltd.
717 17th St., Suite 1300
Denver, CO  80202-3304                                22,574              5.16%

Reliance Trust Company FBO
Retirement Plans Serviced by MetLife
8515 E. Orchard Rd, 2T2
Greenwood Village, CO  80111-5002                    251,842             57.53%

Wells Fargo Bank NA Custodian FBO
Washington County Public Schools 40
8515 E. Orchard Rd, 2T2
Greenwood Village, CO  80111-5002                     97,333             22.23%

Class I
-------

FIIOC As Agent for Certain Employee
Benefit Plans
100 Magellan Way KWIC
Covington, KY  41015-1987                          1,179,118             74.74%

Great-West Trust Company LLC TTEE C
Webcor Builders 401K PSP
8515 East Orchard Rd, 2T2
Greenwood Village, CO  80111-5002                    148,755              9.43%

MLPF&S for the Sole Benefit of Its Customers
Attn: Fund Administration
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL  32246-6484                         118,657              7.52%

Class K
-------

Great-West Trust Company LLC TTEE F
Frgomn Dlry Brnsn & Lwy LLP 401K
C/O Fascore LLC
8515 E. Orchard Rd, 2T2
Greenwood Village, CO  80111-5002                    272,880              6.71%

Reliance Trust Company FBO
Retirement Plans Serviced by MetLife
8515 E. Orchard Rd, 2T2
Greenwood Village, CO  80111-5002                  1,117,279             27.46%

Class R
-------

Hartford Life Insurance Company
Attn: UIT Operations
P.O. Box 2999
Hartford, CT  06104-2999                             423,517             29.90%

ING Life Insurance and Annuity Company
Qualified Plan
1 Orange Way, # B3N
Windsor, CT  06095-4773                               84,529              5.97%

ING National Trust
Qualified Plan
1 Orange Way, #B3N
Windsor, CT  06095-4773                              196,522             13.87%

State Street Bank & Trust
FBO ADP/MSDW Alliance
Attn: Ralph Campbell
105 Rosemont Rd
Westwood, MA  02090-2318                             125,604              8.87%

                   AllianceBernstein 2045 Retirement Strategy
                  -------------------------------------------

            As of December 6, 2013, the following persons owned of record or beneficially 5% or more of the noted Class of shares of this Strategy.

                                                   No. of                % of
Name and Address                                   Shares of Class       Class
----------------                                   ---------------       ------

Class A
-------

Great-West Life & Annuity
GWLA-FFII-AllianceBernstein 2045 Ret.
8515 E. Orchard Rd, 2T2
Greenwood Village, CO  80111-5002                   186,364               10.62%

Great-West Trust Company LLC TTEE F
Employee Benefits Clients 401K
8515 E. Orchard Rd, 2T2
Greenwood Village, CO  80111-5002                   131,812               7.51%

ING National Trust 2
Qualified Plan
1 Orange Way # B3N
Windsor, CT  06095-4773                             201,469               11.48%

MLPF&S for the Sole Benefit of Its Customers
Attn: Fund Administration
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL  32246-6484                        110,815                6.32%

State Street Bank & Trust
FBO ADP/MSDW Alliance
Attn:  Ralph Campbell
105 Rosemont Rd
Westwood, MA  02090-2318                            192,960               11.00%

Wells Fargo Bank NA TTEE
West Jefferson Medical Ctr RSP
8515 E. Orchard Rd, 2T2
Greenwood Village, CO  80111-5002                   172,228               9.82%

Class B
-------

Frontier Trust Company
C/F Robert F. Howarth IRA
10354 Crossbeam Ct.
Columbia, MD  21044-3819                              4,078               12.38%

Frontier Trust Company
C/F Maylin Gonzalez IRA
6200 Fountain Ave., Apt. 100
Los Angeles, CA  90028-8295                           2,316                7.03%

JP Morgan Clearing Corp. Omni Account
For the Exclusive Benefit of Customers
3 Chase Metrotech Center
3rd Floor Mutual Fund Department
Brooklyn, NY  11245-0001                              3,533               10.73%

Class C
-------

MLPF&S for the Sole Benefit of its Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL  32246-6484                        124,780               59.22%

UBS WM USA
Omni Account M/F
Attn: Department Manager
1000 Harbor Blvd, 5th Floor
Weehawken, NJ  07086-6761                            13,079                6.21%

Advisor Class
-------------

Reliance Trust Company FBO
Retirement Plans Serviced by MetLife
8515 E. Orchard Rd, 2T2
Greenwood Village, CO  80111-5002                   695,485               83.62%

Wells Fargo Bank NA Custodian FBO
Washington County Public
Schools 40
8515 E. Orchard Rd, 2T2
Greenwood Village, CO  80111-5002                   104,741               12.59%

Class I
-------

FIIOC As Agent for Certain Employee
Benefit Plans
100 Magellan Way KWIC
Covington, KY  41015-1987                           745,520               70.46%

Great-West Trust Company LLC TTEE C
Webcor Builders 401K PSP
8515 E. Orchard Rd, 2T2
Greenwood Village, CO  80111-5002                    98,227                9.28%

MLPF&S for the Sole Benefit of Its Customers
Attn: Fund Admin
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL  32246-6484                         99,534                9.41%

Class K
-------

Great-West Trust Company LLC TTEE F
Frgomn Dlry Brnsn & Lwy LLP 401K
C/O Fascore LLC
8515 E. Orchard Rd, 2T2
Greenwood Village, CO  80111-5002                   197,903                7.60%

Great-West Trust Company LLC TTEE C
Mantell & Prince PC 401K PCP
C/O Fascore LLC
8515 E. Orchard Rd, 2T2
Greenwood Village, CO  80111-5002                   131,648                5.06%

Reliance Trust Company FBO
Retirement Plans Serviced by MetLife
8515 E. Orchard Rd, 2T2
Greenwood Village, CO  80111-5002                   637,443               24.48%

Class R
-------

Hartford Life Insurance Company
Attn: UIT Operations
P.O. Box 2999
Hartford, CT  06104-2999                            321,989               31.25%

ING Life Insurance and Annuity Company
Qualified Plan
1 Orange Way, # B3N
Windsor, CT  06095-4773                             106,941               10.38%

ING National Trust
Qualified Plan
1 Orange Way, # B3N
Windsor, CT  06095-4773                             142,891               13.87%

State Street Bank & Trust
FBO ADP/MSDW Alliance
Attn: Ralph Campbell
105 Rosemont Rd
Westmood, MA  02090-2318                             73,947                7.18%

                   AllianceBernstein 2050 Retirement Strategy
                  -------------------------------------------

            As of December 6, 2013, the following persons owned of record or beneficially 5% or more of the noted Class of shares of this Strategy.

                                                   No. of                % of
Name and Address                                   Shares of Class       Class
----------------                                   ---------------       ------

Class A
-------

DWS Trust Co TTEE CUST
FBO ADP Enterprise Product
P.O. Box 1757
Salem, NH  03079-1143                                26,289                6.02%

Great West Life & Annuity
c/o Fascore LLC
8515 E. Orchard Rd, 2T2
Greenwood Village, CO  80111-5002                   108,328               24.83%

Great-West Trust Company LLC TTEE F
Employee Benefits Clients 401K
8515 E. Orchard Rd, 2T2
Greenwood Village, CO  80111-5002
                                                     35,272                8.08%
Hartford Life Insurance Company
Attn: UIT Operations
P.O. Box 2999
Hartford, CT  06104-2999                             42,154                9.66%

MLPF&S for the Sole Benefit of its Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484                          31,353                7.19%

State Street Bank & Trust
FBO ADP/MSDW Alliance
Attn: Ralph Campbell
105 Rosemont Rd
Westmood, MA 02090-2318                              45,613               10.45%

Class B
-------

AllianceBernstein L.P.
Attn: Brent Mather-Seed Account
1 N. Lexington Ave.
White Plains NY,  10601-1712                          1,000               23.92%

First Clearing, LLC
Special Custody Account
For the Exclusive Benefit of Customer
2801 Market St.
Saint Louis, MO 63103-2523                              261                6.24%

Frontier Trust Company
C/F Robert M. Witt Roth IRA
473 Western Ave.
Albany, NY 12203-1512                                   468               11.19%

Frontier Trust Company
C/F Vanessa M. Cabana IRA Rollover
112 Pulaski Blvd
Bellingham, MA  02019-2743                            1,687               40.34%

Frontier Trust Company
C/F Danielle K. Dear Roth IRA
6559 Royal Parkway North
Lockport, NY 14094-6615                                 728               17.41%

Class C
-------

James Kenard FBO
Krate LLC 401K PSP & Trust
4402 23rd St., Suite 516
Long Island City, NY  11101-5072                      4,292                7.65%

Mid Atlantic Trust Co. FBO
French Connection Holdings in 401K
PSP & Trust
1251 Waterfront Pl., Suite 525
Pittsburgh, PA  15222-4228                            6,062               10.80%

Mid Atlantic Trust Co. FBO
Specialty Communications Inc. 401K
PSP & Trust
1251 Waterfront Pl., Suite 525
Pittsburgh, PA  15222-4228                            5,526                9.84%

MLPF&S for the Sole Benefit of its Customers
Attn: Fund Administration
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL  32246-6484                         27,061               48.20

Advisor Class
-------------

American United Life Cust
FBO Aul American Group Retirement Annuity
Separate Accounts Administration
P.O. Box 368
Indianapolis, IN  46206-0368                          4,297               31.67%

Frontier Trust Company
C/F Erin Davidson Roth IRA
426 East Hector St.
Conshohocken, PA  19428-1919                            741                5.46%

Frontier Trust Company
C/F Erin M. Schmidt IRA Rollover
32 Hastings Rd
Island Park, NY  11558-1402                             691                5.09%

Frontier Trust Company
C/F Joanna Esquivel Roth IRA
1150 N. Escondido Blvd, Apt. A
Escondido, CA  92026-2935                             1,047                7.71%

Frontier Trust Company
C/F Matthew V. James Roth IRA
14119 Little Leaf Dr.
San Antonio, TX  78247-3717                           2,240               16.51%

MG Trust Company Cust. FBO
Genus Landscape Architects, PC
717 17th St., Suite 1300
Denver, CO  80202-3304                                1,594               11.75%

MG Trust Company Cust. FBO
T.D.C. Ltd.
717 17th St., Suite 1300
Denver, CO  80202-3304                                2,203               16.23%

Class I
-------

FIIOC As Agent for Certain Employee
Benefit Plans
100 Magellan Way KWIC
Covington, KY  41015-1987                           835,806               77.34%

MLPF&S for the Sole Benefit of Its Customers
Attn: Fund Administration
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL  32246-6484                        158,343               14.65%

Class K
-------

Great-West Trust Company LLC TTEE F
Frgomn Dlry Brnsn & Lwy LLP 401K
C/O Fascore LLC
8515 E. Orchard Rd, 2T2
Greenwood Village, CO  80111-5002                   105,955               10.17%

Great-West Trust Company LLC TTEE C
AEA Investors LLC 401K Savings Plan
8515 E. Orchard Rd, 2T2
Greenwood Village, CO  80111-5002                   124,262               11.92%

Great-West Trust Company LLC TTEE C
Foran Glnnn Plndch Pnzi & Rdlff PSP
8515 E. Orchard Rd, 2T2
Greenwood Village, CO  80111-5002                    57,525                5.52%

Reliance Trust Company FBO
Retirement Plans Serviced by MetLife
8515 E. Orchard Rd, 2T2
Greenwood Village, CO  80111-5002                    64,833                6.22%

Class R
-------

American United Life Cust
FBO Aul American Group Retirement Annuity
Separate Accounts Administration
P.O. Box 368
Indianapolis, IN  46206-0368                         23,567                8.05%

Counsel Trust DBA MATC FBO
4 Play Media LLC 401K Plan
1251 Waterfront Pl., Suite 525
Pittsburgh, PA  15222-4228                           17,440                5.95%

Hartford Life Insurance Company
Attn: UIT Operations
P.O. Box 2999
Hartford, CT 06104-2999                              89,870               30.69%

MLPF&S for the Sole Benefit of its Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL  32246-6484                         24,107                8.23%

State Street Bank & Trust
FBO ADP/MSDW Alliance
Attn: Ralph Campbell
105 Rosemont Rd
Westwood, MA  02090-2318                             37,794               12.90%

                   AllianceBernstein 2055 Retirement Strategy
                  -------------------------------------------

            As of December 6, 2013, the following persons owned of record or beneficially 5% or more of the noted Class of shares of this Strategy.

                                                   No. of                % of
Name and Address                                   Shares of Class       Class
----------------                                   ---------------       ------

Class A
-------

DWS Trust Co TTEE CUST
FBO ADP Enterprise Product
P.O. Box 1757
Salem, NH  03079-1143                                35,591               15.60%

MG Trust Co Cust
FBO Lithographics Inc.
401K Retirement
717 17th St., Suite 1300
Denver, CO  80202-3304                               15,751               6.90%

Michael Novak
Atlantic Environmental Solutions
Michael J. Novak
1061 Wychwood Rd
Westfield, NJ  07090-2356                            39,863              17.47%

MLPF&S for the Sole Benefit of Its Customers
Attn: Fund Administration
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL  32246-6484                         14,394               6.31%

State Street Bank & Trust
FBO ADP/MSDW Alliance
Attn: Ralph Campbell
105 Rosemont Rd
Westwood, MA 02090-2318                              41,330              18.11%

Class B
-------

AllianceBernstein L.P.
Attn: Brent Mather-Seed Account
1 N. Lexington Ave.
White Plains, NY  10601-1712                          1,000              22.19%

Frontier Trust Company
C/F Michael A. Salamanca IRA R/O
14271 SW 38th St.
Miami, FL  33175-7806                                   521              11.56%

Frontier Trust Company
C/F Elijah M. Abad Roth IRA
5608 Amboy Rd
Staten Island, NY 10309-3102                          2,407              53.40%

LPL Financial
FBO Customer Accounts
Attn:  Mutual Fund Operations
P.O. Box 509046
San Diego, CA  92150-9046                               579              12.84%

Class C
-------

Frontier Trust Company
C/F John Murphy Roth IRA
16 Rene Ct.
Wayne, NJ  07470-8415                                 2,650               6.04%

James Kenard FBO
Krate LLC 401K PSP & Trust
4402 23rd St., Suite 516
Long Island City, NY  11101-5072                      4,156               9.47%

MG Trust Company Cust. FBO
Joshdaniel Media LLC
717 17th St., Suite 1300
Denver, CO  80202-3304                               11,002              25.07%

MLPF&S for the Sole Benefit of its Customers
Attn: Fund Administration
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL  32246-6484                         17,199              39.19%

Advisor Class
-------------

American United Life Cust
FBO Aul American Group Retirement Annuity
Separate Accounts Administration
P.O. Box 368
Indianapolis, IN  46206-0368                            631              34.28%

Frontier Trust Company
C/F Andrew J. Elizalde
Roth IRA
9342 Bartlett FLS
San Antonio, TX  78250-3515                             563              30.57%

Frontier Trust Company
C/F Stephanie N. Huizar-Garcia
Roth Conv
611 South Wells St., Apt. 3103
Chicago, IL  60607-4879                                 104               5.65

Russell Martin
C/F Rebecca P. Martin
Under-NH UTMA Until 21
41 Vardon Ln.
Greenland, NH  03840-2338                               496              26.91%

Class I
-------

FIIOC As Agent for Certain Employee
Benefit Plans
100 Magellan Way KWIC
Covington, KY  41015-1987                           255,345              67.12%

Great-West Trust Company LLC TTEE C
Webcor Builders 401K PSP
8515 Each Orchard Rd, 2T2
Greenwood Village, CO  80111-5002                    23,460               6.17%

Mercer Trust Co TTEE FBO
Arcelormittal Shelby Inc.
Savings Plan for P&M Employees
Attn: DC Plan Admin
1 Investors Way
Norwood, MA  02062-1599                              27,589               7.25%

Mercer Trust Co TTEE FBO
Arcelormittal Tubular Products
Savings Plan
Attn:  DC Plan Admin 1 Investors Way
Norwood, MA  02062-1599                              19,690               5.18%

MLPF&S for the Sole Benefit
of Its Customers
Attn: Fund Administration
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL  32246-6484                         36,128               9.50%

Class K
-------

Great-West Trust Company LLC TTEE C
New York  Athletic Club 401K
8515 E. Orchard Rd, 2T2
Greenwood Village, CO  80111-5002                    66,632              17.00%

Great-West Trust Company LLC TTEE F
Frgomn Dlry Brnsn & Lwy LLP 401K
C/O Fascore LLC
8515 E. Orchard Rd, 2T2
Greenwood Village, CO  80111-5002                    30,604               7.81

Great-West Trust Company LLC TTEE C
Gregory Sharer & Stuart PA Emp Ret
8515 E. Orchard Rd, 2T2
Greenwood Village, CO  80111-5002                    26,704               6.81%

Great-West Trust Company LLC TTEE C
Lynn Tillotson Pinker & Cox LLP 401
8515 E. Orchard Rd, 2T2
Greenwood Village, CO  80111-5002                    39,983              10.20%

Great-West Trust Company LLC TTEE C
Miami Diver Inc. 401K
8515 E. Orchard Rd, 2T2
Greenwood Village, CO  80111-5002                    23,439               5.98%

Class R
-------

American United Life Cust
FBO Aul American Group Retirement Annuity
Separate Accounts Administration
P.O. Box 368
Indianapolis, IN  46206-0368                          9,723               9.34%

Hartford Life Insurance Company
Attn: UIT Operations
P.O. Box 2999
Hartford, CT  06104-2999                             44,286              42.56%

ING Life Insurance and
Annuity Company Qualified Plan
1 Orange Way, # B3N
Windsor, CT  06095-4773                              10,672              10.26%

MG Trust Company Cust FBO
Cove Electric
717 17th St., Suite 1300
Denver, CO 80202-3304                                 6,404               6.15%

State Street Bank & Trust
FBO ADP/MSDW Alliance
Attn: Ralph Campbell
105 Rosemont Rd
Westwood, MA  02090-2318                             17,049              16.39%

Custodial Arrangements
----------------------

            State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, acts as the Company's custodian, but plays no part in deciding the purchase or sale of portfolio securities.

Principal Underwriter
---------------------

            ABI, an indirect wholly-owned subsidiary of the Adviser, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of each Strategy. Under the Distribution Services Agreement between the Strategies and ABI, the Strategies have agreed to indemnify ABI, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel
-------

            Legal matters in connection with the issuance of the shares of Common Stock offered hereby are passed upon by Seward & Kissel LLP, New York, New York.

Independent Registered Public Accounting Firm
---------------------------------------------

            Ernst & Young LLP, 5 Times Square, New York, New York 10036, serves as the independent registered public accounting firm for the Strategies.

Code of Ethics and Proxy Voting Policies and Procedures
-------------------------------------------------------

            The Strategies, the Adviser and ABI have each adopted Codes of Ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Strategies.

            The Strategies have adopted the Adviser's proxy voting policies and procedures. The Adviser's proxy voting policies and procedures are attached as Appendix A.

            Information regarding how each Strategy voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 227-4618; or on or through the Strategies' website at www.AllianceBernstein.com; or both; and (2) on the SEC's website at www.sec.gov.

Additional Information
----------------------

            Any shareholder inquiries may be directed to the shareholder's financial intermediary or to ABIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Strategies with the SEC under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C. or on the internet at www.AllianceBernstein.com.

--------------------------------------------------------------------------------

                            FINANCIAL STATEMENTS AND
            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

            The financial statements of the Strategies for the fiscal year ended August 31, 2013 and the report of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to the Strategies' annual report. The annual report was filed on Form N-CSR with the SEC on November 6, 2013. This report is available without charge upon request by calling ABIS at (800) 227-4618 or on the Internet at www.AllianceBernstein.com.

--------------------------------------------------------------------------------

                                  APPENDIX A:

                           STATEMENT OF POLICIES AND
                          PROCEDURES FOR PROXY VOTING

--------------------------------------------------------------------------------

1.    Introduction

            As a registered investment adviser, AllianceBernstein L.P. ("AllianceBernstein", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are intended to maximize long-term shareholder value. Generally, our clients' objective is to maximize the financial return of their portfolios within appropriate risk parameters. We have long recognized that environmental, social and governance ("ESG") issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests. For additional information regarding our ESG policies and practices, please refer to our firm's Statement of Policy Regarding Responsible Investment.

            We consider ourselves shareholder advocates and take this responsibility very seriously. Consistent with our commitments, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, our Proxy Committee may, after careful consideration, choose to respond to surveys so long as doing so does not compromise confidential voting.

            This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein's investment groups investing on behalf of clients in both U.S. and non-U.S. securities.

2.    Proxy Policies

            Our proxy voting policies are principle-based rather than rules-based. We adhere to a core set of principles that are described in this Statement and in our Proxy Voting Manual. We assess each proxy proposal in light of those principles. Our proxy voting "litmus test" will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation should generally rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders. In addition, if we determine that ESG issues that arise with respect to an issuer's past, current or anticipated behaviors are, or are reasonably likely to become, material to its future earnings, we address these concerns in our proxy voting and engagement.

            This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to make voting decisions that are in our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

2.1.  Corporate Governance

            We recognize the importance of good corporate governance in our proxy voting policies and engagement practices in ensuring that management and the board of directors fulfill their obligations to shareholders. We favor proposals promoting transparency and accountability within a company. We support the appointment of a majority of independent directors on boards and key committees. Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals which request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast. Furthermore, we have written to the SEC in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.

2.2. Elections of Directors

            Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons to oppose directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. Therefore, we may vote against directors (or withhold votes for directors where plurality voting applies) who fail to act on key issues such as failure to implement proposals to declassify the board, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will vote against directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse, and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Also, we will generally not oppose directors who meet the definition of independence promulgated by the primary exchange on which the company's shares are traded or set forth in the code we determine to be best practice in the country where the subject company is domiciled. Finally, because we believe that cumulative voting in single shareholder class structures provides a disproportionately large voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting. However, in dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we will generally vote in favor of cumulative voting.

2.3.  Appointment of Auditors

            AllianceBernstein believes that the company is in the best position to choose its auditors, so we will generally support management's recommendation. However, we recognize that there are inherent conflicts when a company's independent auditor performs substantial non-audit services for the company. The Sarbanes-Oxley Act of 2002 prohibits certain categories of services by auditors to U.S. issuers, making this issue less prevalent in the U.S. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees and whether there are other reasons for us to question the independence or performance of the auditors.

2.4. Changes in Legal and Capital Structure

            Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with management's recommendations on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition, or provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

2.5.  Corporate Restructurings, Mergers and Acquisitions

            AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

2.6.  Proposals Affecting Shareholder Rights

            AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

2.7.  Anti-Takeover Measures

            AllianceBernstein believes that measures that impede corporate transactions (such as takeovers) or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Therefore, we will generally oppose proposals, regardless of whether they are advanced by management or shareholders, when their purpose or effect is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

2.8.  Executive Compensation

            AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefits offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that allow stock options to be granted with below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. In markets where remuneration reports or advisory votes on executive compensation are not required for all companies, we will generally support shareholder proposals asking the board to adopt a policy (i.e., "say on pay") that the company's shareholders be given the opportunity to vote on an advisory resolution to approve the compensation practices of the company. Although "say on pay" votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing the value of the company. In markets where votes to approve remuneration reports or advisory votes on executive compensation are required, we review the compensation practices on a case-by-case basis. With respect to companies that have received assistance through government programs such as TARP, we will generally oppose shareholder proposals that seek to impose greater executive compensation restrictions on subject companies than are required under the applicable program because such restrictions could create a competitive disadvantage for the subject company. We believe the U.S. Securities and Exchange Commission ("SEC") took appropriate steps to ensure more complete and transparent disclosure of executive compensation when it issued modified executive compensation and corporate governance disclosure rules in 2006 and February 2010. Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules. We will support requiring a shareholder vote on management proposals to provide severance packages that exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control. Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the jurisdiction in which the company operates does not already require it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.

2.9.  ESG

            We are appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients' objective is to maximize the financial return of their portfolios within appropriate risk parameters. We have long recognized that ESG issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment and proxy voting processes to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests. For additional information regarding our approach to incorporating ESG issues in our investment and decision-making processes, please refer to our RI Policy, which is attached to this Statement as an Exhibit.

            Shareholder proposals relating to environmental, social (including political) and governance issues often raise complex and controversial issues that may have both a financial and non-financial effect on the company. And while we recognize that the effect of certain policies on a company may be difficult to quantify, we believe it is clear that they do affect the company's long-term performance. Our position in evaluating these proposals is founded on the principle that we are a fiduciary. As such, we carefully consider any factors that we believe could affect a company's long-term investment performance (including ESG issues) in the course of our extensive fundamental, company-specific research and engagement, which we rely on in making our investment and proxy voting decisions. Maximizing long-term shareholder value is our overriding concern when evaluating these matters, so we consider the impact of these proposals on the future earnings of the company. In so doing, we will balance the assumed cost to a company of implementing one or more shareholder proposals against the positive effects we believe implementing the proposal may have on long-term shareholder value.

3.    Proxy Voting Procedures

3.1.  Engagement

            In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the Proxy Committee may consult chief investment officers, directors of research, research analysts across our value and growth equity platforms, portfolio managers in whose managed accounts a stock is held and/or other Investment Policy Group members. Externally, the Proxy Committee may consult company management, company directors, interest groups, shareholder activists and research providers. If we believe an ESG issue is, or is reasonably likely to become, material, we engage a company's management to discuss the relevant issues.

3.2.  Conflicts of Interest

            AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage or administer, who distributes AllianceBernstein-sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or may be reasonably viewed as affecting) how we vote on the issuer's proxy. Similarly, AllianceBernstein may have a potentially material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the Proxy Committee and adherence to these policies ensures that proxies are voted based solely on our clients' best interests. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interest, including: (i) on an annual basis, the Proxy Committee taking reasonable steps to evaluate (A) the nature of AllianceBernstein's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has a material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the Chair of the Proxy Committee any potential conflict that he or she is aware of (including personal relationships) and any contact that he or she has had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.

            Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the Proxy Committee takes reasonable steps to verify that any third party research service is, in fact, independent taking into account all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make recommendations in an impartial manner and in the best interests of our clients.

3.3.  Proxies of Certain Non-U.S. Issuers

            Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e., not being able to sell the shares during this period). Accordingly, if share blocking is required we generally choose not to vote those shares.

            AllianceBernstein seeks to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in non-US markets, administrative issues beyond our control may at times prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices after the cut-off date for voting or without sufficient time to fully consider the proxy. As another example, certain markets require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing AllianceBernstein's voting instructions.

3.4.  Loaned Securities

            Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

3.5.  Proxy Committee

            We have formed a Proxy Committee, which includes investment professionals from both our growth and value equities teams, which is directly involved in the decision-making process to ensure that our votes are guided by the investment professionals who are most familiar with a given company. The Proxy Committee establishes general proxy policies for AllianceBernstein and considers specific proxy voting matters as necessary. The Proxy Committee periodically reviews these policies and new types of environmental, social and governance issues, and decides how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the Proxy Committee will evaluate the proposal. In addition, the Proxy Committee, in conjunction with the analyst that covers the company, may contact corporate management, interested shareholder groups and others as necessary to discuss proxy issues.

            Different investment philosophies may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the Proxy Committee making different voting decisions on the same proposal for value and growth holdings. Nevertheless, the Proxy Committee always votes proxies with the goal of maximizing the value of the securities in client portfolios.

            It is the responsibility of the Proxy Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to evaluate proxies where we face a potential conflict of interest (as discussed in section 3.2), to consider changes in policy and to review the Proxy Voting Statement and the Proxy Voting Manual no less frequently than annually. In addition, the Proxy Committee meets as necessary to address special situations.

            Members of the Proxy Committee include senior investment personnel and representatives of the Legal and Compliance Department. The Proxy Committee is chaired by Linda Giuliano, Senior Vice President and Chief Administrative Officer-Equities.

     Proxy Committee
     Vincent DuPont:  SVP-Equities
     Linda Giuliano:  SVP-Equities
     Stephen Grillo:  VP-Equities
     David Lesser:    VP-Legal
     Mark Manley:     SVP-Legal
     Andrew Weiner:   SVP-Equities


3.6.  Proxy Voting Records

            Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.

                                                                         Exhibit

                         Statement of Policy Regarding
                             Responsible Investment
                     Principles for Responsible Investment,
                    ESG, and Socially Responsible Investment

1. Introduction
AllianceBernstein L.P. ("AllianceBernstein" or "we") is appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients' objective is to maximize the financial return of their portfolios within appropriate risk parameters. AllianceBernstein has long recognized that environmental, social and governance ("ESG") issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests.

Our policy draws a distinction between how the Principles for Responsible Investment ("PRI" or "Principles"), and Socially Responsible Investing ("SRI") incorporate ESG factors. PRI is based on the premise that, because ESG issues can affect investment performance, appropriate consideration of ESG issues and engagement regarding them is firmly within the bounds of a mainstream investment manager's fiduciary duties to its clients. Furthermore, PRI is intended to be applied only in ways that are consistent with those mainstream fiduciary duties.

SRI, which refers to a spectrum of investment strategies that seek to integrate ethical, moral, sustainability and other non-financial factors into the investment process, generally involves exclusion and/or divestment, as well as investment guidelines that restrict investments. AllianceBernstein may accept such guideline restrictions upon client request.

2. Approach to ESG
Our long-standing policy has been to include ESG factors in our extensive fundamental research and consider them carefully when we believe they are material to our forecasts and investment decisions. If we determine that these aspects of an issuer's past, current or anticipated behavior are material to its future expected returns, we address these concerns in our forecasts, research reviews, investment decisions and engagement. In addition, we have well-developed proxy voting policies that incorporate ESG issues and engagement.

3. Commitment to the PRI
In recent years, we have gained greater clarity on how the PRI initiative, based on information from PRI Advisory Council members and from other signatories, provides a framework for incorporating ESG factors into investment research and decision-making. Furthermore, our industry has become, over time, more aware of the importance of ESG factors. We acknowledge these developments and seek to refine what has been our process in this area.

After careful consideration, we determined that becoming a PRI signatory would enhance our current ESG practices and align with our fiduciary duties to our clients as a mainstream investment manager. Accordingly, we became a signatory, effective November 1, 2011.

In signing the PRI, AllianceBernstein as an investment manager publicly commits to adopt and implement all six Principles, where consistent with our fiduciary responsibilities, and to make progress over time on implementation of the Principles.

The six Principles are:

1. We will incorporate ESG issues into investment research and decision-making processes. AllianceBernstein Examples: ESG issues are included in the research analysis process. In some cases, external service providers of ESG-related tools are utilized; we have conducted proxy voting training and will have continued and expanded training for investment professionals to incorporate ESG issues into investment analysis and decision-making processes across our firm.

2. We will be active owners and incorporate ESG issues into our ownership policies and practices.

AllianceBernstein Examples: We are active owners through our proxy voting process (for additional information, please refer to our Statement of Policies and Procedures for Proxy Voting Manual); we engage issuers on ESG matters in our investment research process (we define "engagement" as discussions with management about ESG issues when they are, or we believe they are reasonably likely to become, material).

3. We will seek appropriate disclosure on ESG issues by the entities in which we invest.

AllianceBernstein Examples: Generally, we support transparency regarding ESG issues when we conclude the disclosure is reasonable. Similarly, in proxy voting, we will support shareholder initiatives and resolutions promoting ESG disclosure when we conclude the disclosure is reasonable.

4. We will promote acceptance and implementation of the Principles within the investment industry.

AllianceBernstein Examples: By signing the PRI, we have taken an important first step in promoting acceptance and implementation of the six Principles within our industry.

5. We will work together to enhance our effectiveness in implementing the Principles.

AllianceBernstein Examples: We will engage with clients and participate in forums with other PRI signatories to better understand how the PRI are applied in our respective businesses. As a PRI signatory, we have access to information, tools and other signatories to help ensure that we are effective in our endeavors to implement the PRI.

6. We will report on our activities and progress towards implementing the Principles.

AllianceBernstein Examples: We will respond to the 2012 PRI questionnaire and disclose PRI scores from the questionnaire in response to inquiries from clients and in requests for proposals; we will provide examples as requested concerning active ownership activities (voting, engagement or policy dialogue).

4. RI Committee
Our firm's RI Committee provides AllianceBernstein stakeholders, including employees, clients, prospects, consultants and service providers alike, with a resource within our firm on which they can rely for information regarding our approach to ESG issues and how those issues are incorporated in different ways by the PRI and SRI. Additionally, the RI Committee is responsible for assisting AllianceBernstein personnel to further implement our firm's RI policies and practices, and, over time, to make progress on implementing all six Principles.

The RI Committee has a diverse membership, including senior representatives from investments, distribution/sales and legal. The Committee is chaired by Linda Giuliano, Senior Vice President and Chief Administrative Officer-Equities.

If you have questions or desire additional information about this Policy, we encourage you to contact the RI Committee at RIinquiries@alliancebernstein.com or reach out to a Committee member:

Erin Bigley: SVP-Fixed Income, New York
Alex Chaloff: SVP-Private Client, Los Angeles
Nicholas Davidson: SVP-Value, London
Kathy Fisher: SVP-Private Client, New York
Linda Giuliano: SVP-Equities, New York
Christopher Kotowicz: VP-Growth, Chicago
David Lesser: VP-Legal, New York
Mark Manley: SVP-Legal, New York
Takuji Oya: VP-Growth, Japan
Guy Prochilo: SVP-Institutional Investments, New York
Nitish Sharma: VP-Institutional Investments, Australia
Liz Smith: SVP-Institutional Investments, New York
Willem Van Gijzen: VP-Institutional Investments, Netherlands